As filed with the Securities and Exchange Commission on September 22, 2025

1933 Act Registration No. 333-285895

1940 Act Registration No. 811-24065

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM
N-2
[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] PRE-EFFECTIVE AMENDMENT NO. 2

[ ] POST-EFFECTIVE AMENDMENT NO.
And
[
X
] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[
X
] AMENDMENT NO. 2
LINCOLN PARTNERS GROUP ROYALTY FUND

(Exact Name of Registrant as Specified in Charter)
Jayson R. Bronchetti, President

1301 South Harrison Street

Fort Wayne, Indiana 46802

(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (260) 455-2000
Ronald A. Holinsky, Esquire

Lincoln Financial

150 N. Radnor-Chester Road

Radnor,
PA
19087

(Name and Address of Agent for Service)
Copies of all communications to:

Robert A. Robertson, Esquire Dechert, LLP US Bank Tower 633 West 5th Street, Suite 4900 Los Angeles, CA 90071-2013	Richard Horowitz, Esquire Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Kaitlin McGrath, Esquire Dechert LLP One International Place, 40th Floor Boston, MA 02110
Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.
[ ] Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
[X] Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
[ ] Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
[ ] Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
[ ] Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box)
[ ] when declared effective pursuant to section 8(c) of the Securities Act
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
[ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the
Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[ ] This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.
[ ] This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.
Check each box that appropriately characterizes the Registrant:
[X] Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).
[ ] Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).
[ ] Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule
23c-3 under the 1940 Act).
[ ] A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
[ ]
Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
[ ] Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
[ ]
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
[X] New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO
DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT
THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE
SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE
COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Preliminary Prospectus
Dated [
●
], 2025
Subject to Completion
PROSPECTUS
LINCOLN PARTNERS GROUP ROYALTY FUND
SHARES OF BENEFICIAL INTEREST
Class A Shares
Class D Shares
Class I Shares
Class IS Shares
[
●
], 2025

Lincoln Partners Group Royalty Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is offering through this Prospectus four separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”), Class D (“Class D Shares”), Class I (“Class I Shares”), and Class IS (“Class IS Shares”). The Fund’s investment adviser is Lincoln Financial Investments Corporation (the “Adviser” or “Lincoln”) and the Fund’s sub-adviser is Partners Group (USA) Inc. (the “Sub-Adviser” or “Partners Group” and together with the Adviser, the “Advisers”).
Investment Objective
. The Fund’s investment objective is to seek high risk-adjusted returns across various market cycles. There can be no assurance that the Fund will achieve its investment objective.
Principal Investment Strategies
. The Fund seeks to achieve its investment objective by primarily investing in a globally varied portfolio of direct investments in royalties, royalties primary funds and royalties secondary funds (together, “Royalties Funds”), and other income-oriented investments such as broadly syndicated loans (“BSLs”), listed royalties and credit instruments (whether senior or junior) backed by royalties. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in royalty investments, throughout the world, including the United States. These royalty investments include direct royalties (up to 100% of net assets), Royalties Funds (up to 70%), BSLs, listed royalties, and credit instruments (up to 30%). The Fund may also invest in money market or similar interests or, to a lesser extent, derivative instruments, subject to applicable law (including options, swaps, futures contracts, forward agreements and other derivatives contracts).
Unlisted Closed-End Fund.
An investment in the Fund is subject to, among others, the following risks:

•
There is not expected to be any secondary trading market in the Shares. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest within a specified timeframe. The Fund’s Shares should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.

•
Holders of the Fund’s Shares (“Shareholders”) should not expect to be able to sell their Shares in a secondary market transaction regardless of how the Fund performs. An investment in the Fund is considered to be of limited liquidity.

•
The Shares are not listed on any securities exchange. To provide Shareholders with limited liquidity, the Fund intends to offer to repurchase Shares from Shareholders in each quarter in an amount up to 5% of the Fund’s net asset value (“NAV”), calculated as of the prior calendar quarter end. The Board of Trustees (the “Board”) has complete discretion to determine whether the Fund will engage in any share repurchase, and if so, the terms of such repurchase. See “Repurchases of Shares.”

•
An investor may be charged a sales load of up to 3.00% on the amounts it invests in Class A Shares and 3.50% on the amounts it invests in Class D Shares. If you pay the maximum aggregate sales load of 3.50%, you must experience a total return on your net investment of 3.63% in order to recover these expenses.

•	There is no assurance that quarterly distributions paid by the Fund will be maintained at any particular level or that distributions will be paid at all.

•
The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses, as well as any applicable sales load.

•
A return of capital to Shareholders is a return of a portion of their original investment in the Fund, and reduces the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to their original investment.

•
The Fund’s distributions may arise as a result of expense reimbursements provided by the Adviser, which are subject to repayment by the Fund. Shareholders should understand that any such distributions are not based on the Fund’s investment performance and can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser continues to make such expense reimbursements. Shareholders should also understand that the Fund’s future repayments will reduce the distributions that a Shareholder would otherwise receive.

Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page
23
of this Prospectus and “Types of Investments and Related Risks—Risks Relating to Investment Strategies, Fund Investments, and the Fund’s Investment Program—
Use of Leverage: Risk of Borrowing by the Fund
” beginning on page [
●
] of this Prospectus.

The date of this Prospectus is [
●
], 2025.

	Per Class A Share	Per Class D Share	Per Class I Share	Per Class IS Share	Total (1)
Public Offering Price	At current NAV, plus sales load	At current NAV, plus sales load	At current NAV	At current NAV	Unlimited
Sales Load (% of Offering Price) (1)	3.00%	3.50%	—	—	Up to 3.50%
Proceeds to the Fund (Before Expenses) (2)	Amount invested at current NAV	Amount invested at current NAV	Amount invested at current NAV	Amount invested at current NAV	Unlimited

(1)
Generally, the stated minimum initial investment by an investor in the Fund is $2,500 with respect to Class A and Class D Shares, $1,000,000 with respect to Class I Shares, and $25,000 with respect to Class IS Shares, which stated minimums may be reduced for certain investors. Investors purchasing Class A Shares may be charged a front-end sales load of up to 3.00% of the investor’s purchase. Investors purchasing Class D Shares may be charged a front-end sales load of up to 3.50% of the investor’s purchase. The table assumes the maximum sales load is charged. Class I and Class IS Shares are not subject to front-end sales loads. While Class I Shares and Class IS Shares are not charged a front-end sales load, if you purchase Class I Shares or Class IS Shares through certain Financial Intermediaries (as defined below), such Financial Intermediaries may directly charge you transaction or other fees in such amount as they may determine. Please consult your Financial Intermediary for additional information. See “
Purchase of Shares
” and “
Plan of Distribution
.”

(2)
The Adviser will also bear certain ongoing offering costs associated with the Fund’s continuous offering through August 1, 2027. Pursuant to an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) between the Fund and the Adviser, the Fund will be obligated to reimburse the Adviser for any such payments, subject to certain limitations. See “
Fund Expenses
.”

Structure
. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund.

An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.
Adviser and Sub-Adviser.
The investment adviser to the Fund is Lincoln. The sub-adviser to the Fund is Partners Group. The Adviser and the Sub-Adviser are each registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the allocation of the Fund’s assets across strategies and the Sub-Adviser is responsible for selecting portfolio securities for the Fund.
Securities Offered.
The Fund is offering its Shares on a continuous basis. While Class I Shares and Class IS Shares are not charged a front-end sales load, if you purchase Class I or Class IS Shares through certain Financial Intermediaries, such Financial Intermediaries may directly charge you transaction fees or other fees in such amount as they may determine. Please consult your Financial Intermediary for additional information. The minimum initial investment with respect to Class A and Class D Shares is $2,500 for all accounts. With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts. The minimum initial investment with respect to Class IS Shares is $25,000 for all accounts. For all share classes, subsequent investments may be made with at least $500, except for purchases made pursuant to the Fund’s dividend reinvestment plan or as otherwise permitted by the Fund. The Fund reserves the right to waive investment minimums. Shares are being offered through Lincoln Financial Distributors, Inc. (the “Distributor”) at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load.
This Prospectus provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information about the Fund, dated [●], 2025 (the “Statement of Additional Information”), has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Statement of Additional Information and the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at Lincoln Partners Group Royalty Fund, 150 N. Radnor-Chester Road, Radnor, PA 19087, by calling toll-free 855-456-0067 or by visiting the Fund’s website at https://www.lincolnfinancial.com/public/general/privatemarketfunds/funds. Investors may request the Fund’s Statement of Additional Information, annual and semi-annual reports and other information about the Fund or make Shareholder inquiries by calling
855-456-0067.
The Statement of Additional Information, other material incorporated by reference into this Prospectus and other information about the Fund is also available on the SEC’s website at
http://www.sec.gov
. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.
The Adviser and the Fund rely on exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early repurchase fee and schedule for waivers of such fee; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. The Fund, the Adviser and Sub-Adviser have received exemptive relief to expand the Fund’s ability to co-invest alongside affiliates in privately negotiated investments. Under the co-investment exemptive relief, the Fund, the Adviser and the Sub-Adviser are required to comply with certain conditions that would not otherwise apply.
Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.
Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF TERMS
This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information.

THE FUND	The Fund is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.

The Fund offers four separate classes of Shares designated as Class A Shares, Class D Shares, Class I Shares, and Class IS Shares, all of which are offered by this Prospectus. The Fund may offer additional classes of Shares in the future.

THE ADVISER	Lincoln Financial Investments Corporation (the “Adviser” or “Lincoln”) serves as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the SEC under the Advisers Act.

THE SUB-ADVISER
Partners Group (USA) Inc. (the “Sub-Adviser” or “Partners Group” and together with the Adviser, the “Advisers”) serves as the Fund’s sub-adviser. The Sub-Adviser is registered as an investment adviser with the SEC under the Advisers Act.

INVESTMENT OBJECTIVE	The Fund’s investment objective is to seek high risk-adjusted returns across various market cycles. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT OPPORTUNITIES AND STRATEGIES
The Fund seeks to achieve its investment objective by primarily investing in a globally varied portfolio of direct investments in royalties, royalties primary funds and royalties secondary funds (together, “Royalties Funds”), and other income-oriented investments such as broadly syndicated loans (“BSLs”), listed royalties and credit instruments (whether senior or junior) backed by royalties. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in royalty investments, throughout the world, including the United States. These royalty investments include direct royalties (up to 100% of net assets), Royalties Funds (up to 70%), and BSLs, listed royalties, and credit instruments (up to 30%). The Fund may also invest in money market or similar interests or, to a lesser extent, derivative instruments, subject to applicable law (including options, swaps, futures contracts, forward agreements and other derivatives contracts).

Royalties
. Royalties are a contractual or other legally binding arrangement pursuant to which a person owning an asset (of any nature whatsoever, including physical or intangible) sells such asset to, or otherwise permits the use of such asset by another person in exchange for ongoing payments of a proportion of the revenue, profits, production or any other agreed amount or property (including securities) deriving from such asset. The Fund may invest in any type of royalty, including, without limitation, those related to pharmaceuticals, media, music, sports, brands, oil and gas production, and carbon credits. In addition, the Fund may invest in royalties relating to any industry sector. The Fund invests at least 25% of its total assets in “Intellectual Property Rights Industries”, which is the group of industries where the value and/or potential value of the Fund’s investments arise from, or are underpinned by, intellectual property rights (such as copyrights, trademarks, patents, licenses, or other rights to intellectual property): media and entertainment (music, film, and television), pharmaceuticals and healthcare, and consumer discretionary (sports and brands).

Royalty investments include investments made whether using equity, debt and/or related securities or other contractually binding arrangements in connection with:

(i) the acquisition, creation, development or financing of royalties or entities holding royalties, or (ii) acquisitions, financings, investments, buyouts, expansion opportunities, privatizations, recapitalizations, rollovers, similar negotiated transactions, and/or special situations, which may include both control and non-control positions, in each case involving entities with substantial direct or indirect royalty investment, development, operations, management, ownership or financing activities or exposure, including investments in securities of companies backed by royalties or related assets and securities issued by special purpose vehicles, or any investments of a similar character.

Royalties Primary Fund Investments and Secondary Fund Investments
. To gain exposure to royalties investments, the Fund may invest up to 70% of its assets in Royalties Funds, which are common vehicles for making royalty investments. Royalties Funds include private investment vehicles, such as “hedge funds” and “private equity funds,” that typically offer their securities privately and are not registered as investment companies under the 1940 Act. These funds may charge performance and other administrative and management fees. The Fund may invest more than 15% of its assets in underlying funds that are not registered as investment companies under the 1940 Act, in reliance on exemptions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act.

Royalties primary fund investments are interests or investments in newly established royalties funds. Due to the limited windows of opportunity for making primary fund investments in particular funds, strong relationships with leading firms are highly important for primary fund investors.

Royalties secondary fund investments are interests in existing royalties funds that are acquired in privately negotiated transactions, typically after the end of the royalties fund’s fundraising period. Secondary fund investments mean buying a stake in a fund after capital has already been raised through a private deal, which may allow secondary fund investments to avoid—or greatly shorten—an early-stage dip in returns (the “J-curve”) that new, primary fund investments often experience. In addition, secondaries typically provide earlier distributions than primaries and may provide valuable arbitrage opportunities for sophisticated investors. The ability to source and value potential investments is crucial for success in secondary fund investing, and the nature of the process typically requires significant resources. As a result, generally only very large and experienced investors are active secondary market participants. Due to the illiquidity of the market for interests in Royalties Funds, an investor can sometimes purchase a secondary fund investment at a discount to the secondary fund’s net asset value. Secondary private fund investments acquired at a discount may be valued by the Fund at net asset value instead of at cost, which would constitute unrealized capital gains for the Fund and would increase the Fund’s NAV accordingly.

When evaluating potential Royalties Fund investments, the Sub-Adviser considers a number of factors, including (but not limited to) the fund’s investment objectives and policies, the management team and its track record, the size of the fund, the nature of other investors in the fund, the returns target, the risk profile, existing investments (where relevant) and the competitor landscape. The Sub-Adviser typically conducts investment process-related due diligence that includes commercial, technical, legal and tax due diligence, which may be obtained with the assistance of third party diligence providers.

Royalties Debt Investments
. Royalties debt investments represent a broad spectrum of credit investments which rely on a varying degree of credit premia to generate returns. Royalties debt investments may be structured using a range of financial instruments, including, but not limited to, senior secured syndicated loans and senior secured direct private debt. From time to time these investments might include equity features such as warrants, options, common or preferred stock depending on the strategy of the investor and the financing requirements of the company or asset. The Fund will invest in royalty debt investments and broadly syndicated loans. The royalty debt investments tend to fall into two buckets. First, the Fund will have a limited number of senior secured loans that have first-ranking security over the relevant assets. Second, and more commonly, the Fund will provide mezzanine financing through a “royalty backed note”. These will typically be structurally subordinated to a senior creditor and will have a more limited covenant package and collateral (typically security over cash and equity in an intermediate holding company of the assets). Such loans are unrated and bilateral between one or more affiliated lenders and the borrower.

Broadly Syndicated Loans, Listed Royalties and Credit Instruments.
Broadly syndicated loans are loans that are typically originated and structured by banks on behalf of large corporate borrowers. Broadly syndicated loans are sub-investment grade loans with an average credit rating of B, but the credit rating may be lower if the investment team has strong conviction on the upside potential. Listed royalties companies generate their revenue from the ownership or management of assets (tangible or intangible) that generate royalty income and are listed on a public stock exchange. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures. Listed royalties investments usually have an indefinite duration.
LEVERAGE
The Fund may borrow money in connection with its investment activities—
i.e.
, the Fund may utilize leverage. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund will be limited in its ability to borrow (or guarantee other obligations) by the 1940 Act requirement that a registered investment company must satisfy an “asset coverage” requirement of 300% of its indebtedness (or 200% with respect to preferred equity), including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed 33% the value of its total assets (including the indebtedness) and the combined value of preferred stock and indebtedness may not exceed 50%. The Fund currently expects to employ leverage, to the extent allowed under the 1940 Act.

BOARD OF TRUSTEES
The Board, including a majority of the members of the Board (each, a “Trustee”) that are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser (collectively, the “Independent Trustees”), oversees the Fund’s management and operations. See “
Management of the Fund
.”

INVESTMENT MANAGEMENT FEE AND INCENTIVE FEE
Investment Management Fee.
Pursuant to the amended and restated investment management agreement, dated as of August 25, 2025 (the “Investment Management Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to an investment management fee (the “Investment Management Fee”). The Investment Management Fee is measured as of the end of each month at the annual rate of 1.25% of the greater of (i) the Fund’s net asset value (i.e., net of fund leverage) and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. The Investment Management Fee will be payable monthly in arrears. The Investment Management Fee and Incentive Fee (as defined below) will be paid to the Adviser out of the Fund’s assets. The Investment Management Fee is paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund.

Incentive Fee.
Pursuant to the Investment Management Agreement, and in further consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to an incentive fee accrued monthly in an amount equal to 12.5% of the Fund’s “Fund Income” received by the Fund during such month (the “Incentive Fee”). For this purpose, “Fund Income” means (1) distributions received by the Fund from the

Fund’s private portfolio investments; plus (2) distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities; minus (3) the Fund’s operating expenses for the month (excluding the Incentive Fee and share class specific expenses such as distribution and/or shareholder servicing fees). The Incentive Fee is paid quarterly in arrears. See “
Investment Management Fee and Incentive Fee
.”

Sub-Advisory Fee

In addition, pursuant to the amended and restated sub-advisory agreement between the Adviser and Partners Group (the “Sub-Advisory Agreement”), the Adviser pays Partners Group 50% of the aggregate amount of the Investment Management Fee and Incentive Fee (the “Sub-Advisory Fee”) monthly or quarterly, respectively, in arrears based upon the Fund’s Investment Management Fee and Incentive Fee. The Sub-Advisory Fee will be paid by the Adviser out of the Investment Management Fee and Incentive Fee.

The Adviser and Sub-Adviser are obligated to pay their respective expenses associated with providing the investment advisory services outlined in the Investment Management Agreement and Sub-Advisory Agreement or as otherwise agreed between the Adviser, the Sub-Adviser, and the Fund (to the extent applicable), including compensation of and office space for their respective officers and employees connected with investment and economic research, trading, and investment management of the Fund.

The Board will periodically review the Investment Management Agreement and Sub-Advisory Agreement to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided. If the Sub-Advisory Agreement is not continued by the Board or is terminated by the Board or the Adviser, the Investment Management Agreement shall be terminated at the time the Sub-Advisory Agreement is terminated.

The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually to pay, absorb or reimburse certain expenses of the Fund to limit the Fund’s operating expenses (with the exclusions set forth below, the “Operating Expenses”), calculated and reimbursed on a Class-by-Class basis in respect of each of Class A, Class D, Class I, and Class IS, with the exception of (i) interest, taxes, dividends tied to short sales, and brokerage commissions; (ii) underlying fund fees and expenses; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; (iv) Incentive Fees; and (v) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business (as determined in the discretion of the Adviser), to no more than 2.85%, 2.50%, 2.00% and 2.25% for Class A, Class D, Class I, and Class IS Shares, respectively, on an annualized basis, of the Fund’s average daily net assets (the “Operating Expense Limit”). In consideration of the Adviser’s agreement to reimburse certain of the

Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed in respect of each of Class A, Class D, Class I, and Class IS subject to the limitation that a reimbursement (a “Reimbursement Amount”) will be made only if and to the extent that such payments to the Adviser will not cause the Fund’s expense ratio (after the Reimbursement Amount is taken into account) to exceed the lesser of: (i) with the Operating Expense Limit in effect at the time the waiver or payment of the Reimbursement Amount occurred and (ii) the Operating Expense Limit in effect at the time such reimbursement is sought. The Expense Limitation Agreement will remain in effect through August 1, 2027, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement shall renew automatically for one year terms unless the Adviser provides written notice of termination of the Agreement to the Fund at least ten (10) days prior to the end of the then-current term. See “
Fund Expenses—Expense Limitation Agreement
” for additional information.

ADMINISTRATION EXPENSES
Pursuant to an amended and restated administration agreement (the “Administration Agreement”) between the Fund and The Lincoln National Life Insurance Company (the “Administrator”), the Administrator provides or procures administrative, support, shareholder and corporate-level services on behalf of the Fund. The Administrator is reimbursed for its costs to provide or procure the administrative and support services and is paid a fee for shareholder services and corporate-level services. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

DISTRIBUTIONS
The Fund’s distribution policy is to make quarterly distributions of the Fund’s net investment income to Shareholders, commencing with the second full calendar quarter after the date of inception. The Fund intends to pay any realized net capital gains to its Shareholders on an annual basis. See “
Distributions
.”

The Board reserves the right to change the Fund’s distribution policy from time to time.

DIVIDEND REINVESTMENT PLAN
The Fund will operate under a dividend reinvestment plan (“DRP”) administered by State Street Bank and Trust Company (the “Transfer Agent”). Pursuant to the DRP, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the DRP on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate its participation in the DRP by written instruction to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all Distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent at least thirty (30) days prior to the record date of the Distribution or the Shareholder will receive such Distribution in Shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are reinvested in full and fractional Shares. See “
Distributions—Dividend Reinvestment Plan
.”

PURCHASES OF SHARES
The Fund’s Shares are offered on a monthly basis. Shares are being offered through the Distributor at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load. Please see “
Purchase of Shares
” and “
Plan of Distribution
” for purchase instructions and additional information.

The minimum initial investment with respect to Class A and Class D Shares is $2,500 for all accounts. With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts. The minimum initial investment with respect to Class IS Shares is $25,000 for all accounts. For all share classes, subsequent investments may be made with at least $500, except for purchases made pursuant to the Fund’s DRP or as otherwise permitted by the Fund. The Fund reserves the right to waive investment minimums. See “
Plan of Distribution
”
—Purchase Terms
.”

PLAN OF DISTRIBUTION
The Distributor, located at 130 N. Radnor-Chester Rd., Radnor, PA 19087, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at a price equal to the then-current NAV per Share plus any applicable sales load. The Distributor also may enter into selling agreements with other Financial Intermediaries (as defined below) for the sale and distribution of the Fund’s Shares.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares from Financial Intermediaries. Shares of the Fund will not be listed on any securities exchange and the Distributor will not act as a market maker in Fund Shares.

The Adviser or its affiliates, in the Adviser’s or such affiliate’s discretion and from their own resources, may pay additional compensation to broker-dealers and other financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund (each, a “Financial Intermediary” and collectively, “Financial Intermediaries”) in connection with the sale of Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediary’s representatives, placement on a list of investment options offered by Financial Intermediaries, or the ability to assist in training and educating the Financial Intermediary’s representatives. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation. Payments of Additional Compensation may be fixed dollar amounts, be based on the aggregate value of outstanding Shares held by Shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund, the Adviser nor the Sub-Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “
ERISA Considerations
.”

The Fund has been organized as a continuously offered, non-diversified closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund is not a liquid investment.

UNLISTED CLOSED-END FUND WITH LIMITED LIQUIDITY
Liquidity will be provided by the Fund only through limited repurchase offers described below (if at all). An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “
Types of Investments and Related Risks—Risks Associated with the Fund and the Advisers—Closed-End Fund; Liquidity Risks
.”

The Fund believes that a closed-end structure is most appropriate for the Fund given the long-term nature of the Fund’s strategy. The Fund’s NAV per Share may be volatile. As the Shares are not traded, Shareholders will not be able to dispose of their Shares in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs.

SHARE CLASSES
The Fund currently offers four different classes of Shares: Class A, Class D, Class I, and Class IS Shares. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, sales loads, and ongoing fees and expenses for each Share class are different. The fees and expenses for the Fund are set forth in “
Summary of Fees and Expenses
.” Since Shares are only available through Financial Intermediaries, if you are eligible to invest in more than one class of Shares, your Financial Intermediary may help determine which Share class is most appropriate for you. When selecting a Share class, you should consider which Share classes are available to you, how much you intend to invest, how long you expect to own Shares and the total costs and expenses associated with a particular Share class. See “
Summary of Fees and Expenses
,” “
Purchases of Shares
,” and “
Plan of Distribution
.”

Each investor’s financial considerations are different. You should speak with your Financial Intermediary to help you decide which Share class is best for you based on your particular circumstances. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase and should address any questions you may have with your Financial Intermediary before investing.

VALUATIONS
The Board is responsible for the oversight of the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as its valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments.

The Board has delegated the day-to-day responsibility of implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser and has authorized the Adviser to engage independent third-party pricing and valuation service providers. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets. The Fund determines NAV per Share in accordance with the methodology described in the Fund’s valuation policy. Valuations of Fund investments are disclosed in reports publicly filed with the SEC.

The Fund calculates the NAV of each class of its Shares on a monthly basis. In addition, the Fund intends to publicly report the NAV per Share of each class of the Fund on its website on a monthly basis. For information on the Fund’s monthly NAV, please call the Fund toll-free at 855-456-0067 or visit the Fund’s website at https://www.lincolnfinancial.com/public/general/privatemarketfunds/funds. Information contained on the Fund’s website is not incorporated by reference into this Prospectus, and you should not consider such information to be part of this Prospectus. As valuation designee, the Adviser is responsible for assessment and management of valuation risks, establishment and application of fair value methodologies, testing of fair value methodologies, and overseeing pricing services, as set forth in Rule 2a-5 under the 1940 Act. The Adviser has adopted valuation procedures to govern the valuation of all Fund investments and is responsible for maintaining records in accordance with Rule 31a-4 under the 1940 Act.

The Adviser will provide the Board with periodic reports, no less than quarterly, that discuss, among other things, the fair valuation of the Fund’s assets, as applicable. The Adviser is responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets. See “
Determination of Net Asset Value
.”

REPURCHASES OF SHARES	The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s Shares.

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Subject to the Board’s discretion, the Fund intends to offer to repurchase Shares from Shareholders in each quarter in an amount up to 5% of the Fund’s NAV, calculated as of the prior calendar quarter end. The Fund may extend multiple offers to repurchase Shares in a quarter in an aggregate amount of 5% of the Fund’s NAV.

There is no minimum number of Shares which must be repurchased in any repurchase offer.
The Fund has no obligation to repurchase Shares at any time
; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing and amount of such an offer, as well as a variety of operational, business and economic factors. The Adviser currently expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to be offered at the Fund’s NAV per share as of March 31, June 30, September 30 and December 31, as applicable. Each repurchase offer will generally commence at least 20 business days prior to the applicable repurchase date.
There can be no assurance that the Board will approve the Adviser’s recommendation that the Fund repurchase Shares.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”).

SUMMARY OF TAXATION
The Fund intends to elect to be treated for U.S. federal income tax purposes as soon as is reasonably practicable, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under

Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For periods prior to the effectiveness of the RIC election, the Fund expects to be taxed as a corporation for U.S. federal income tax purposes. As a RIC, the Fund generally will not be subject to corporate- level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. Until it qualifies for RIC status, the Fund will be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains, which will reduce distributable income to Shareholders. See “
Distributions
” and “
Tax Aspects
.”

FISCAL AND TAX YEAR	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on October 31.

REPORTS TO SHAREHOLDERS
As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

RISK FACTORS
An investment in the Fund involves a high degree of risk and other considerations and, therefore, should be undertaken only by investors capable of evaluating the risks of the Fund and bearing the risks it represents. Prospective investors should carefully consider the following factors, in addition to the matters set forth elsewhere in this Prospectus, prior to investing in the Fund. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “
Types of Investments and Related Risks
.” Investors should consider carefully the following principal risks and those risks set forth in the “
Types of Investments and Related Risks
” section before investing in the Fund.

•  The Fund’s Shares will not be listed on any securities exchange;

•  Although the Fund intends to implement a quarterly share repurchase program, the Fund has no obligation to repurchase Shares at any time
; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion;

•  The capital markets may experience periods of disruption and instability, including as a result of events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on the Fund’s investments, business, and operations;

• The Fund is exposed to risks associated with changes in interest rates;

•  The Fund invests in royalties. This entails risks such as difficulties in identifying and sourcing royalty investments; successfully managing or administering royalty investments; and valuing royalties in the absence of a deep or liquid market for such investments;

•  Because the Fund concentrates its investments in Intellectual Property Rights Industries, the Fund may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments;

•  The Fund’s investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk are generally considered speculative and may be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws;

• Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals or of third-party contractual customers of such counterparties;

• The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;

•  The Fund’s investments in certain portfolio companies may be risky. For the Fund’s investments in senior secured lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal;

•  The Fund’s investments may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and may be particularly susceptible to economic downturns, which could cause losses;

• Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;

• The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests;

•  Non-U.S. securities may be traded in undeveloped, inefficient, and less liquid markets and may experience greater price volatility and changes in value – changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

• There is no assurance that the Fund’s investment objective will be achieved;

• The Fund is a newly organized, non-diversified, closed-end investment company with limited operating history; and

•  To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.

SUMMARY OF FEES AND EXPENSES
The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

	Class A	Class D	Class I	Class IS
SHAREHOLDER TRANSACTION FEES
Maximum sales load imposed on purchases (1)	3.00%	3.50%	None	None
Maximum early repurchase fee (2)	2.00%	2.00%	2.00%	2.00%
ESTIMATED ANNUAL FUND EXPENSES (3) (as a percentage of average net assets attributable to Shares)
Investment Management Fee	1.25%	1.25%	1.25%	1.25%
Incentive Fee (4)	0.00%	0.00%	0.00%	0.00%
Interest payments on borrowed funds and securities sold short (5)	1.10%	1.10%	1.10%	1.10%
Other expenses (6)	1.00%	1.00%	1.00%	1.00%
Distribution Fees (12b-1) (7)	0.60%	0.25%	None	None
Shareholder Services Fee (8)	0.25%	0.25%	None	0.25%
Acquired Fund Fees and Expenses (9)	0.43%	0.43%	0.43%	0.43%
Total annual fund expenses	4.63%	4.28%	3.78%	4.03%
Expense reimbursement (10)	(0.25)%	(0.25)%	(0.25)%	(0.25)%

Total annual fund expenses after expense reimbursement (10)	4.38%	4.03%	3.53%	3.78%

(1)
Investors purchasing Class A Shares may be charged a front-end sales load of up to 3.00% of the investor’s purchase. Investors purchasing Class D Shares may be charged a front-end sales load of up to 3.50% of the investor’s purchase. The table assumes the maximum sales load is charged. The Distributor may, in its discretion, waive all or a portion of the sales load for certain investors. While Class I and Class IS Shares do not charge a front-end sales load, if you purchase Class I or Class IS Shares through certain Financial Intermediaries, such Financial Intermediaries may directly charge you transaction or other fees in such amount as they may determine. Please consult your Financial Intermediary for additional information. See “
Purchase of Shares
” and “
Plan of Distribution
.”

(2)
A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an investor’s Shares at any time prior to the day immediately preceding the one-year anniversary of an investor’s purchase of the Shares (on a “first in-first out” basis) (“Early Repurchase Fee”). An Early Repurchase Fee payable by an investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and that will not discriminate unfairly against any investor. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining investors. See “
Repurchases of Shares
”.

(3)
Assuming estimated average net assets for the Fund of $100 million plus leverage of $15 million during the Fund’s first twelve months of operations. Actual expenses will depend on the number of Shares the Fund sells in this offering and the amount of leverage the Fund employs, if any. There can be no assurance that the Fund will obtain $100 million of inflows
during the following twelve months or be able to obtain leverage. In order to illustrate the costs associated with the Fund’s intended leveraging strategy, and the fees and expenses the Fund will bear as it implements it leveraging strategy, the table below sets forth the Fund’s expenses with respect to each class of Shares if the Fund does not use leverage:

ESTIMATED ANNUAL FUND EXPENSES (WITH NO LEVERAGE) (as a percentage of average net assets attributable to Shares)
	Class A	Class D	Class I	Class IS
Investment Management Fee	1.25%	1.25%	1.25%	1.25%
Incentive Fee (4)	0.00%	0.00%	0.00%	0.00%
Interest payments on borrowed funds and securities sold short (5)	0.00%	0.00%	0.00%	0.00%
Other expenses (6)	1.00%	1.00%	1.00%	1.00%
Distribution Fees (12b-1) (7)	0.60%	0.25%	None	None
Shareholder Services Fee (8)	0.25%	0.25%	None	0.25%
Acquired Fund Fees and Expenses (9)	0.43%	0.43%	0.43%	0.43%
Total annual fund expenses	3.53%	3.18%	2.68%	2.93%
Expense reimbursement (10)	(0.25)%	(0.25)%	(0.25)%	(0.25)%

Total annual fund expenses after expense reimbursement (10)	3.28%	2.93%	2.43%	2.68%

(4)
The Fund may have net investment income that could result in the payment of an Incentive Fee in the first year of investment operations. However, the Incentive Fee is based on the Fund’s performance. The Fund expects the Incentive Fee the Fund pays to
increase to the extent the Fund earns greater income. The Incentive Fee is accrued monthly in an amount equal to 12.5% of the Fund’s “Fund Income” received by the Fund during such month. For this purpose, “Fund Income” means (1) distributions received by the Fund from the Fund’s private portfolio investments; plus (2) distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities; minus (3) the Fund’s Operating Expenses for the month (excluding the Incentive Fee and share class specific expenses such as distribution and/or shareholder servicing fees). The Incentive Fee is paid quarterly in arrears. The Fund looks through total return swap contracts and counts the underlying reference assets as investments for purposes of calculating the Incentive Fee. As one cannot predict whether
the Fund will earn Fund Income, the tables above assume no incentive fee. Once fully invested, Incentive Fees may accrue to the extent the Fund earns Fund Income. For example, if the Fund achieves Fund Income of 10.0% of Fund net assets, an Incentive Fee equal to 1.25% of Fund net assets would be payable. See “
Investment Management Fee and Incentive Fees
” for more information concerning the Incentive Fees.

(5)
These expenses represent estimated interest payments the Fund expects to incur in connection with its expected credit facility during the current fiscal year. See “
Investment Objective, Opportunities and Strategies—Leverage
.” The amount shown in the table above is based on the assumption that the Fund borrows money for investment purposes at an average amount of approximately 15% of its net assets at an average interest rate of 7.34% per annum.

(6)
Other expenses are based on estimated amounts for the current fiscal year and include accounting, custody, transfer agency, legal, valuation agent, pricing vendor and auditing fees of the Fund and fees payable to the Independent Trustees, as well as payments to the Administrator to provide or procure administrative and support services and corporate-level services under the Administration Agreement with The Lincoln National Life Insurance Company.

(7)
Class A Shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.60% of the aggregate NAV as of the beginning of the first calendar day of each applicable month attributable to Class A Shares. Class D Shares will pay to the Distributor a distribution fee that will be paid monthly and accrue daily at an annual rate equal to 0.25% of the aggregate NAV as of the beginning of the first calendar day of each applicable month attributable to Class D Shares (as applicable, the “Distribution Fee”). See “
Plan of Distribution
”.

(8)
Class A, Class D, and Class IS Shares charge a shareholder services fee of up to 0.25% per year (the “Shareholder Services Fee”) under the Administration Agreement with The Lincoln National Life Insurance

Company. Such services include, but are not limited to, responding to operational inquiries from Shareholders; processing purchase, redemption and exchange orders with the Fund’s transfer agent; and providing Shareholders with automatic investment services, including investments in the Fund.

(9)
Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies and other pooled investment vehicles. AFFE are estimated for the Fund’s current fiscal year based on historic fees and expenses. AFFE may include an incentive allocation or other fee based on income, capital gains and/or appreciation (an “Incentive Allocation”) payable to the adviser of an acquired fund. While the amount of such fees vary by acquired fund, performance fees, if charged, tend to be approximately 20% of the acquired fund’s profits above an 8% hurdle rate (a minimum rate of return). Future AFFE may be substantially higher or lower because certain fees are based on the performance of the acquired funds, which may fluctuate over time.

(10)
The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually to pay, absorb or reimburse certain expenses of the Fund to limit the Fund’s Operating Expenses, calculated and reimbursed on a Class-by-Class basis in respect of each of Class A, Class D, Class I, and Class IS with the exception of (i) interest, taxes, dividends tied to short sales, and brokerage commissions; (ii) underlying fund fees and expenses; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; (iv) Incentive Fees; and (v) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business (as determined in the discretion of the Adviser), to no more than 2.85%, 2.50%, 2.00% and 2.25% for Class A, Class D, Class I, and Class IS Shares, respectively, on an annualized basis, of the Fund’s average daily net assets (the “Operating Expense Limit”).

In consideration of the Adviser’s agreement to reimburse certain of the Fund’s expenses, the Fund has agreed to repay the Adviser a Reimbursement Amount in respect of each of Class A, Class D, Class I, and Class IS for three years after a reimbursement, subject to the limitation that a reimbursement will be made only if and to the extent that such payments to the Adviser will not cause the Fund’s expense ratio (after the Reimbursement Amount is taken into account) to exceed the lesser of: (i) the Operating Expense Limit in effect at the time the waiver or payment of the Reimbursement Amount occurred and (ii) the Operating Expense Limit in effect at the time such reimbursement is sought. The Adviser’s right to receive reimbursements from the Fund shall be valid for a period of three years after the implementation of any waiver and/or reimbursement. The Expense Limitation Agreement will remain in effect through August 1, 2027, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement shall renew automatically for one year terms unless the Adviser provides written notice of termination of the Agreement to the Fund at least ten (10) days prior to the end of the then-current term. See “
Fund Expenses—Expense Limitation Agreement
” for additional information.
Example:
The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following
expense amounts, the Fund has assumed its direct and indirect annual Operating Expenses would
remain at the percentage levels set forth in the table above (except that the example incorporates the expense reimbursement arrangement for only the first two years). An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return. (Because the Fund is subject to an Incentive Fee on income but not on gains, the character of the assumed return would affect the amount of fees. Therefore, the table below includes two rows
for each share class: one row with the 5.0% return not subject to Incentive Fee, and one row with the 5% return subject to an Incentive Fee.)

	1 Year	3 Years	5 Years	10 Years
Class A (without Incentive Fee)	$73	$161	$253	$485
Class A (with Incentive Fee)	$79	178	$279	$529
Class D (without Incentive Fee)	$74	$156	$242	$461
Class D (with Incentive Fee)	$80	$172	$268	$506
Class I (without Incentive Fee)	$36	$111	$191	$399
Class I (with Incentive Fee)	$41	$128	$218	$449
Class IS (without Incentive Fee)	$38	$118	$202	$420
Class IS (with Incentive Fee)	$44	$135	$230	$469
The example above excludes the Early Repurchase Fee, which would apply if Shares were repurchased within one year of their purchase. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. The example assumes the maximum sales load is charged on Class A and Class D Shares. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “
Fund Expenses
” and “
Investment Management Fee and Incentive Fee
.”
This example should not be considered a representation of future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.
THE FUND
The Fund is a newly organized non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund was organized as a Delaware limited partnership named the Lincoln Royalties Income Fund, LP on September 13, 2024 and incepted its investment portfolio before converting by operation of law to a Delaware statutory trust on June 2, 2025. The principal office of the Fund is located at 1301 South Harrison Street, Fort Wayne, Indiana 46802 and its telephone number is 855-456-0067.
The Fund’s investment objective is to seek high risk-adjusted returns across various market cycles. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective may be changed without Shareholder approval.
The Fund seeks to achieve its investment objective by primarily investing in a globally varied portfolio of direct investments in royalties, royalties primary funds and royalties secondary funds (together, “Royalties Funds”), and other income-oriented investments such as broadly syndicated loans (“BSLs”), listed royalties and credit instruments (whether senior or junior) backed by royalties. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in royalty investments, throughout the world, including the United States. These royalty investments include direct royalties (up to 100% of net assets), Royalties Funds (up to 70%), and BSLs, listed royalties, and credit instruments (up to 30%). The Fund may also invest in money market or similar interests or, to a lesser extent, derivative instruments, subject to applicable law (including options, swaps, futures contracts, forward agreements and other derivatives contracts).
For a further discussion of the Fund’s principal investment strategies, see “
Investment Objective, Opportunities and Strategies
.”
The Adviser maintains an Investment Committee, which oversees the allocation of the Fund’s assets, the amount of leverage used by the Fund and various other investment matters, including providing a framework, maintaining oversight of risk and performance metrics and evaluating the investment process.
The Sub-Adviser is responsible for day-to-day management of the Fund’s portfolio. See “
The Sub-Adviser
.”
Responsibility for overseeing the Fund’s investment program, management, and operation is vested in the Board.

THE ADVISER
Lincoln Financial Investments Corporation, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s adviser. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR. As of December 31, 2024, the Adviser had approximately $
116.4 billion in assets under management. The Adviser is located at 150 N. Radnor-Chester Road, Radnor, PA 19087 and is a wholly owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”). Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
THE SUB-ADVISER
Partners Group (USA) Inc., an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s sub-adviser. As of December 31, 2024, the Sub-Adviser had approximately $27.1 billion in assets under management. As of December 31, 2024, Partners Group Holding AG, the Sub-Adviser’s ultimate beneficial owner, had approximately $152 billion in assets under management. The Sub-Adviser’s principal place of business is 1114 Avenue of the Americas, 37th floor, New York, NY 10036.
USE OF PROCEEDS
The proceeds from the sale of Shares, not including the amount of any applicable sales loads paid by investors and net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and strategies.
The Fund has already commenced investment operations and expects to invest the proceeds obtained by it to pursue its investment program after receipt thereof, investing the proceeds first in more liquid instruments, then in other royalties investments or illiquid investments as opportunities become available to the Fund. Certain investments may be delayed if suitable opportunities are unavailable or for other reasons, such as market volatility and lack of liquidity. Pending utilization, the Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments.
INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES
Investment Objective
The Fund’s investment objective is to seek high risk-adjusted returns across various market cycles. There can be no assurance that the Fund will achieve its investment objective.
Investment Opportunities and Strategies
The Fund seeks to achieve its investment objective by primarily investing in a globally varied portfolio of direct investments in royalties, royalties primary funds and royalties secondary funds (together, “Royalties Funds”), and other income-oriented investments such as broadly syndicated loans (“BSLs”), listed royalties and credit instruments (whether senior or junior) backed by royalties. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in royalty investments, throughout the world, including the United States. These royalty investments include direct royalties (up to 100% of net assets), Royalties Funds (up to 70%), and BSLs, listed royalties, and credit instruments (up to

30%). The Fund may also invest in money market or similar interests or, to a lesser extent, derivative instruments, subject to applicable law (including options, swaps, futures contracts, forward agreements and other derivatives contracts).
Royalties
. Royalties are a contractual or other legally binding arrangement pursuant to which a person owning an asset (of any nature whatsoever, including physical or intangible) sells such asset to, or otherwise permits the use of such asset by another person in exchange for ongoing payments of a proportion of the revenue, profits, production or any other agreed amount or property (including securities) deriving from such asset. The Fund may invest in any type of royalty, including, without limitation, those related to pharmaceuticals, media, music, sports, brands, oil and gas production, and carbon credits. In addition, the Fund may invest in royalties relating to any industry sector. The Fund invests at least 25% of its total assets in Intellectual Property Rights Industries.
Royalty investments include investments made whether using equity, debt and/or related securities or other contractually binding arrangements in connection with: (i) the acquisition, creation, development or financing of royalties or entities holding royalties, or (ii) acquisitions, financings, investments, buyouts, expansion opportunities, privatizations, recapitalizations, rollovers, similar negotiated transactions, and/or special situations, which may include both control and non-control positions, in each case involving entities with substantial direct or indirect royalty investment, development, operations, management, ownership or financing activities or exposure, including investments in securities of companies backed by royalties or related assets and securities issued by special purpose vehicles, or any investments of a similar character.
Royalties Primary Fund Investments and Secondary Fund Investments
. The Fund may invest up to 70% of its assets in Royalties Funds, which are common vehicles for making royalty investments. Royalties Funds include private investment vehicles, such as “hedge funds” and “private equity funds,” that typically offer their securities privately and are not registered as investment companies under the 1940 Act. The Fund may invest more than 15% of its assets in underlying funds that are not registered as investment companies under the 1940 Act, in reliance on exemptions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act. These funds may charge performance and other administrative and management fees. Royalties primary fund investments are interests or investments in newly established royalties funds. Due to the limited windows of opportunity for making primary fund investments in particular funds, strong relationships with leading firms are highly important for primary fund investors. Royalties secondary fund investments are interests in existing royalties funds that are acquired in privately negotiated transactions, typically after the end of the royalties fund’s fundraising period. Secondary fund investments mean buying a stake in a fund after capital has already been raised through a private deal, which may allow secondary fund investments to avoid — or greatly shorten — an early-stage dip in returns (the “J-curve”) that new, primary fund investments often experience. In addition, secondaries typically provide earlier distributions than primaries and may provide valuable arbitrage opportunities for sophisticated investors. The ability to source and value potential investments is crucial for success in secondary fund investing, and the nature of the process typically requires significant resources. As a result, generally only very large and experienced investors are active secondary market participants. Due to the illiquidity of the market for interests in Royalties Funds, an investor can sometimes purchase a secondary fund investment at a discount to the secondary fund’s net asset value. Secondary private fund investments acquired at a discount may be valued by the Fund at net asset value instead of at cost, which would constitute unrealized capital gains for the Fund and would increase the Fund’s NAV accordingly. As is generally the case for investments, the Fund would realize capital gains or losses upon sale of the investment depending on whether the Fund receives more or less than its cost for the investment. When evaluating potential Royalties Fund investments, the Sub-Adviser considers a number of factors, including (but not limited to) the fund’s investment objectives and policies, the management team and its track record, the size of the fund, the nature of other investors in the fund, the returns target, the risk profile, existing investments (where relevant) and the competitor landscape. The Sub-Adviser typically conducts investment process-related due diligence that includes commercial, technical, legal and tax due diligence, which may be obtained with the assistance of third party diligence providers.

Royalties Debt Investments.
Royalties debt investments represent a broad spectrum of credit investments which rely on a varying degree of credit premia to generate returns. Royalties debt investments may be structured using -a range of financial instruments, including but not limited to senior secured syndicated loans and senior secured direct private debt. From time to time these investments might include equity features such as warrants, options, common or preferred stock depending on the strategy of the investor and the financing requirements of the company or asset. The Fund will invest in royalty debt investments and broadly syndicated loans. The royalty debt investments tend to fall into two buckets. First, the Fund will have a limited number of senior secured loans that have first-ranking security over the relevant assets. Second, and more commonly, the Fund will provide mezzanine financing through a “royalty backed note”. These will typically be structurally subordinated to a senior creditor and will have a more limited covenant package and collateral (typically security over cash and equity in an intermediate holding company of the assets). Such loans are unrated and bilateral between one or more affiliated lenders and the borrower.
Broadly Syndicated Loans, Listed Royalties and Credit Instruments
. Broadly syndicated loans are loans that are typically originated and structured by banks on behalf of large corporate borrowers. Broadly syndicated loans are sub-investment grade loans with an average credit rating of B, but the credit rating may be lower if the investment team has strong conviction on the upside potential. Listed royalties companies generate their revenue from the ownership or management of assets (tangible or intangible) that generate royalty income and are listed on a public stock exchange. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures. Listed royalties investments usually have an indefinite duration.
The Fund’s 80% Policy is not fundamental and may be changed by the Fund’s Board without Shareholder approval. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy. The Fund’s investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to royalty investments are counted towards the 80% Policy to the extent such instruments have similar economic characteristics to the investments included within that policy.
Other Investment Strategies
The Fund may also invest in notes, bills, debentures, convertible and preferred securities, government and municipal obligations and other credit instruments with similar economic characteristics. In addition, from time to time, the Fund may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a credit investment or in connection with a reorganization of a borrower.
The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk through the use of foreign currency forward contracts. Derivative instruments used by the Fund will be counted toward the Fund’s 80% Policy. As a result, the market value of a derivative instrument that provides the Fund with indirect exposure to the applicable investments and asset classes will be counted toward the Fund’s 80% Policy. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may invest in securities of other investment companies, including ETFs, to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act or any applicable exemption therefrom. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Sub-Adviser believes share prices of other investment companies offer attractive values.
Other Characteristics
Foreign Instruments.
The Fund expects to make investments in non-U.S. entities, including issuers in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the

United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. The Fund reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Factors considered in determining whether an issuer may be deemed to be from a particular foreign country or geographic region include, among others, the issuer’s principal trading market, the country in which the issuer was legally organized, and whether the issuer derives a substantial portion of its operations or assets from a particular country or region or derives a substantial portion of its revenue or profits from businesses, investments or sales outside of the United States.
Illiquid and Restricted Securities.
The Fund invests in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.
Cash and Short-Term Investments.
The Fund may invest its cash balances in money market instruments, U.S. government securities, commercial paper, certificates of deposit, repurchase agreements and other high-quality debt instruments maturing in one year or less, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high-quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.
Overview of Investment Process
Portfolio planning
The investment process begins with portfolio planning, which is designed to provide a framework for the Fund’s long-term diversification across various dimensions of the global royalties market, such as: directs investments in royalties; Royalties Funds; and other income-oriented investments such as BSLs, listed royalties, and credit instruments (whether senior or junior) backed by royalties. The portfolio plan also provides for diversification over vintage years and with respect to individual investments. It is expected that through such diversification the Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were less diverse.
Due to the distinct cash flow characteristics associated with different types of royalties investments, the portfolio plan and commitment strategy are closely related and must be concurrently defined. The process is based on both quantitative and qualitative factors, including industry data from Thomson Reuters and other third-party sources, proprietary databases and input from the investment professionals of the Sub-Adviser and its affiliates. Based on its analysis, the Sub-Adviser establishes a corresponding commitment strategy. Over time, the commitment strategy may be adjusted based on the Sub-Adviser’s analysis of the royalties market, the Fund’s existing portfolio at the relevant time or other pertinent factors.
Relative value analysis
The second step of the investment process is to analyze changing market conditions and their effect on the relative attractiveness of different segments within the overall private asset market. This relative value analysis is based on general economic developments, such as business cycles, credit spreads, equity multiples, IPO opportunities, deregulation, and changes in tax or securities law. In addition, variables specific to particular sectors and the overall royalties market are typically evaluated. Based on the outcome of this review, the Sub-Adviser will attempt to identify the market segments that it believes offer the most attractive investment opportunities at the relevant time.
The Sub-Adviser’s relative value analysis is intended to serve as a guide for tactical capital allocation decisions within the framework of the portfolio plan. Due to the long-term nature of royalties investments, it is generally not practical to dramatically re-allocate a portfolio over a short period of time. Accordingly, the actual allocation of the Fund’s investments may deviate significantly from the general relative value views of the Sub-Adviser at a particular point in time.
Investment selection
In the final step of the investment process, the Sub-Adviser seeks to invest the Fund’s capital allocated to each segment in the highest quality investments available. Opportunities are typically sourced through a network of existing relationships with private asset managers and investors across the globe and subsequently evaluated individually by the Sub-Adviser’s and its affiliates’ investment professionals using a structured selection process. As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks, current information from the Sub-Adviser’s and its affiliates’ existing royalties portfolios, and against each other. This comparative analysis can provide insight into the specific investments that offer the greatest value at different points in time in the various segments of the royalties market.
Due diligence and selection of investments
The Sub-Adviser follows a structured five-step process to source, evaluate, select and monitor investments for the Fund. The Sub-Adviser’s investment professionals are involved throughout the process and draw on the significant investment resources and insight available through the Sub-Adviser’s affiliates, who collectively employ more than 1,800 people across a worldwide network of offices. The Sub-Adviser’s investment committee is responsible for the portfolio plan and for final investment decisions.
(1) Deal generation. The Sub-Adviser typically identifies prospective investments from multiple sources, the most important of which is a global network of relationships across the royalties industry. Built through the investment activities of the Sub-Adviser and its affiliated companies, this network has a historically proven track record of generating high volumes of deal flow. In particular, the Sub-Adviser believes the broad scope of its royalties investment activities provides a competitive advantage for deal generation, enabling it to access attractive opportunities in local markets around the world.
(2) Pre-selection. The initial screening process for royalties investment opportunities is typically based on a management presentation or an introductory meeting. For opportunities that pass the Sub-Adviser and its affiliates’ minimum requirements, a due diligence deal team is assigned to evaluate the opportunity in detail.
(3) Due diligence. The due diligence process involves a detailed analysis of various aspects of each opportunity, including both qualitative and quantitative assessments. Various proprietary tools and databases are used to better understand market trends, potential return scenarios and/or the historical or anticipated sources of value creation for an investment. Evaluations are generally based on information such as industry dynamics, competitive positioning, financial analysis, comparable analysis, interviews with key personnel, on-site visits, reference calls, third-party consultant reports (for the commercial and technical due diligence) and/or track record analysis. The Sub-Adviser may, based on the results of such analysis, decline the opportunity, request additional information, or approve subject to tax and legal due diligence.
(4) Tax and legal assessment. In conjunction with the commercial and technical due diligence process, the tax treatment and legal aspects of the investment are considered (this can include anti-money laundering, regulatory, contractual and intellectual property topics). Based on this analysis and the findings of external professional advisers, the Sub-Adviser’s and/or its affiliates’ internal legal and investment teams seek to negotiate the terms and conditions of the investment. After resolving all open issues and negotiating terms, a final “investment recommendation” is prepared and the Sub-Adviser finally approves or declines the investment.
(5) Portfolio monitoring. Post-investment, the Sub-Adviser seeks to monitor the Fund’s portfolio through regular interaction with the counterparts of our royalty investments. This interaction facilitates on-going portfolio analysis and a proactive approach to addressing any new opportunities or issues that may arise.

TYPES OF INVESTMENTS AND RELATED RISKS
Prospective investors should carefully consider the risk factors described below, before deciding on whether to make an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition, and results of operations could be materially adversely affected. In such case, the NAV of the Fund’s Shares could decline, and investors may lose all or part of their investment.
Risks Relating to Investment Strategies, Fund Investments, and the Fund’s Investment Program
Market Risk
. The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, an escalation in conflict between Russia and Ukraine, significant conflict between Israel, Hamas and Iran in the Middle East or other systemic issuer or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.
Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.
As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the COVID-19 pandemic, persists for an extended period of time. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser, the Sub-Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

The Fund’s investment strategy and the availability of opportunities satisfying the Fund’s risk-adjusted return parameters relies in part on observable trends and conditions in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Sub-Adviser will prove correct and actual events and circumstances may vary significantly.
Many of the issuers in which the Fund will make investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans made to them during these periods. Therefore, non-performing assets may increase and the value of the Fund’s portfolio may decrease during these periods as the Fund is required to record the investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing the Fund’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Fund’s and the issuers’ funding costs, limit the Fund’s and the issuers’ access to the capital markets or result in a decision by lenders not to extend credit to the Fund or the issuers. These events could prevent the Fund from increasing investments and harm its operating results.
An issuer’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer’s ability to meet its obligations under the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. In addition, if one of the issuers were to go bankrupt, depending on the facts and circumstances, including the extent to which the Fund will actually provide significant managerial assistance to that issuer, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors.
The prices of financial instruments in which the Fund may invest can be highly volatile. General fluctuations in the market prices of securities may affect the value of the investments held by the Fund. Instability in the securities markets may also increase the risks inherent in the Fund’s investments.
Availability of Suitable Investments Risk
. While the Sub-Adviser believes that many attractive investments of the type in which the Fund expects to invest are currently available, there can be no assurance that such investments will continue to be available or that available investments will continue to meet the Fund’s investment criteria. Furthermore, the Fund may be unable to find a sufficient number of attractive investment opportunities to meet its investment objective. Past performance is not indicative of future performance.
Market Disruptions Risk
. The U.S. capital markets have experienced extreme volatility and disruption following the conflicts between Russia and Ukraine and in the Middle East. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. During periods of market disruption, portfolio companies may be more likely to seek to draw on unfunded commitments the Fund has made, and the risk of being unable to fund such commitments is heightened during such periods. These events have limited and could continue to limit the Fund’s investment originations, limit the Fund’s ability to grow and have a material negative impact on the Fund’s operating results and the fair values of the Fund’s debt and equity investments.
Concentration Risk
. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Non-Diversified Status
. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to elect to be treated for U.S. federal income tax purposes as soon as is reasonably practicable, and intends to qualify annually thereafter, as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things: diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships”. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income and net capital gains as dividends to Shareholders; however, this policy may be changed at any time by the Fund.
Credit Risk
. One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund’s return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.
Although the Fund may make investments that the Sub-Adviser believes are secured by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer’s ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
With respect to the Fund’s investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement that governs loans of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund’s investment or a pre-payment (in whole or in part) of the Fund’s investment.
Similarly, while the Fund will generally target investments in companies it believes are of high quality, these companies could still present a high degree of business and credit risk. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or the continuation or worsening of the current (or any future) economic and financial market downturns and dislocations. As a result, companies that the Fund expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or experience financial distress. In addition, exogenous factors such as fluctuations of the equity markets also could result in warrants and other equity securities or instruments owned by the Fund becoming worthless.
Competition Risk.
The markets for securities in the Fund’s investment program are highly competitive. The Fund will be competing for investment opportunities with a significant number of financial institutions as well as various institutional investors. Some of these competitors are larger and have greater financial, human, and other resources than the Fund and may in certain circumstances have a competitive advantage over the Fund. As a result of this competition, there may be fewer attractively priced investment opportunities than in the past, which could have an adverse impact on the ability of the Fund to meet its investment goals. There can be no assurance that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund.
No Assurance of Investment Return.
The Fund’s task of identifying and evaluating investment opportunities, managing such investments, and realizing a significant return for investors is difficult. Many organizations operated by persons of competence and integrity have been unable to make, manage, and realize a profit on such investments successfully. The Advisers believe that the investment strategy and investment approach moderate this risk through a careful selection of securities and other financial instruments. However, there is no assurance that the Fund will be able to invest its capital on attractive terms or generate returns for its investors. Investors in the Fund could experience losses on their investment.
Broadly Syndicated Loan Risk
. The Fund intends to invest directly or indirectly in BSLs. BSLs are typically originated and structured by banks on behalf of large corporate borrowers. The proceeds of BSLs are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. BSLs are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: collateralized loan obligations; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. Investments in BSLs may expose the Fund to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation. Fluctuations in the market price of securities may affect the value of the BSL’s investments and may increase the risks inherent in such investments. The ability to sell the investments in the market may depend on demand, which may be impracticable or impossible in certain market environments. Despite diversification, high concentration may arise in certain markets. Problems may be encountered in the valuation or sale of certain investments, and in some cases, investments may have to be sold below their value. Some investments may involve assets which are exposed to high market, credit and liquidity risks (including the risk of insolvency or bankruptcy of the borrower). Investments may be leveraged at the level of the investment (e.g., by margin borrowing or otherwise). If the capital gains on the investments acquired with leverage are greater than the interest on the loans, the investment’s assets will increase faster than if no leverage had been used. In the event of price falls, this leverage is outweighed by a more rapid decline in the investment’s assets.
Intellectual Property Risk
. The Fund invests at least 25% of its total assets in “Intellectual Property Rights Industries”, which is the group of industries where the value and/or potential value of the Fund’s investments arise from, or are underpinned by, intellectual property rights (such as copyrights, trademarks, patents, licenses, or other rights to intellectual property): media and entertainment (music, film, and television), pharmaceuticals and healthcare, and consumer discretionary (sports and brands). Each of these royalty types has its own particular dependency on the robustness and enforcement of intellectual property (“IP”) laws.
Entertainment Royalties
:
In entertainment royalties, the protection and duration of copyrights are essential. Copyrights are generally valid for the life of the creator plus an additional 50 to 70 years, depending on the jurisdiction. As these protections near expiration, the content transitions to the public domain, and its ability to generate revenue ceases. Changes in legislation that modify copyright duration or enforcement can significantly impact the Fund’s financial outcomes.
Pharmaceutical/Healthcare Royalties
: Pharmaceutical and healthcare royalties rely heavily on patent protection. The portfolio’s value can be affected by patent litigation, the emergence of non-infringing alternative technologies, and the natural expiration of patents, which then allows generic products to enter the market. Such events may reduce the projected royalty streams essential for the Fund’s performance.
Brand Royalties
: Investments in brand royalties depend on the strength of trademarks and patents, which secure exclusive market rights for distinctive names, logos, designs, and innovations. Vulnerabilities may arise if these IP rights are infringed upon, used without authorization, legally challenged, or invalidated in court. These incidents not only may threaten revenue but can also lead to expensive legal defenses necessary to maintain the IP rights.
Technological and Operational Risks
: Advances in technology, especially prevalent in entertainment, have simplified the distribution and reproduction of copyrighted content, amplifying the risk of infringements and complicating enforcement efforts. Additionally, the effectiveness of IP law enforcement varies globally, with some regions showing lax enforcement that leads to increased piracy and unauthorized usage, thereby diluting market value and diminishing legitimate revenues.
Licensing Agreement Stability Risk
. Royalty investments in entertainment, pharmaceuticals/healthcare, and brands typically rely on licensing agreements. These agreements grant the licensor the right to receive royalty payments in exchange for the authorized use of specific intellectual properties.
Stability of Licensing Agreements
: The continuity and profitability of these income streams hinge significantly on the durability and enforceability of such licensing agreements. There is an inherent risk that during renegotiation phases, these contracts may not be renewed under terms as favorable as the original, or they might be terminated prematurely. Such occurrences can disrupt or reduce the future royalty payments expected by the Fund.
Entertainment Royalties
: In fields such as music, film, television, and sports, the popularity and relevance of the content can fluctuate, impacting the terms and viability of licensing agreements. Shifts in consumer preferences and technological advancements that alter content consumption can further influence these agreements’ stability.
Pharmaceutical/Healthcare Royalties
: Licensing agreements for Pharmaceuticals and Healthcare are often tied to patent lifecycles and regulatory approvals, adding layers of complexity and potential instability if there are changes in legal or health standards.
Brand royalties
: The strength of the brand and its market position predominantly influence licensing agreements. Market competition and brand perception shifts can lead to renegotiations or terminations of existing agreements, affecting royalty income.
Counterparty Risk
. Licensees may experience financial difficulties or operational disruptions that hinder their capacity to meet their contractual obligations. Such challenges could lead to reduced or halted royalty payments to the Fund, impacting its financial health.
The inherent uncertainties related to licensing agreement stability and counterparty solvency remain significant factors that could affect the overall investment performance.
Entertainment Royalties Risks
Market Volatility and Consumer Trends
. Entertainment-related royalties are characterized by inherent volatility, influenced by rapidly changing consumer preferences and ongoing technological evolution. As new platforms emerge and existing ones adapt, the dynamics of royalty generation undergo substantial shifts. For instance, the transition from paid downloads to streaming services has fundamentally altered revenue models, indicating how sensitive royalty streams are to changes in distribution channels.
Alongside these technological transformations, the transient nature of entertainment trends adds another layer of unpredictability. The Fund’s returns are susceptible to current trends, with genres, artists, songs, actors, sports, teams or athletes potentially gaining or losing popularity rapidly due to social media or broader cultural shifts. Such fluctuations can lead to abrupt and significant declines in royalty income, as the popularity of specific entertainment forms may fade as quickly as it emerged.
Moreover, royalty investments in entertainment are often closely tied to the continued success of a select group of artists, actors, or athletes. Although the Fund will develop a diverse portfolio of such investments, dependency on a narrow selection of these figures means that any adverse developments, such as a dip in popularity or reputational issues could have a material impact on the Fund’s overall financial performance.
The combination of fast-paced technological advancements that alter how royalties are collected, and the fickle nature of consumer entertainment preferences, creates a complex and challenging environment for managing investments.
Content Production and Performance Risk in Entertainment
. Investments in entertainment royalties face significant exposure to the unpredictability of content production outcomes and audience reception. The commercial success of films, television shows, and sports broadcasts is not guaranteed and hinges on a myriad of factors, including public appeal, critical reviews, and accolade recognition, all of which drive viewership numbers and revenue potential. If a project fails to connect with its intended audience or falls short of expectations, it may suffer from suboptimal viewership, box office performance, or reduced broadcasting rights valuations. Such underperformance may translate to a decline in the royalty income for the Fund. Given the inherent risks of audience fickleness and the hit-or-miss nature of entertainment successes, the performance of the Fund’s entertainment investments is subject to volatility based on the market reception of their content.
Technological Disruption and Distribution and Platform Dynamics Risk in Entertainment Royalties
. As a result of rapid technological change and shifting consumer preferences, the mechanisms by which entertainment content is distributed are critically important to success of royalty investments in entertainment. Emerging technologies like virtual reality (VR) experiences and AI-generated media content represent potential disruptions to traditional revenue models, as they may alter how consumers engage with entertainment content. The performance of the Fund’s entertainment investments is tied to the ability of the Fund and its investment counterparties’ ability to adapt to and capitalize on the array of emerging and existing distribution channels ranging from online streaming services and digital downloads to traditional cable and broadcast networks. These distribution agreements are essential to the content’s market penetration and revenue generation. By way of example, music related investments will generally be generated from digital streaming and the Fund may be vulnerable to certain digital platforms, such as Spotify, Apple Music, Amazon Music or other providers, coming to dominate the market in the near future. If the popularity of a small number of these platforms increases, the Fund may become more exposed to the performance of those platforms, or to those platforms’ promotion of music owned by the Fund relative to other music on their platforms. To the extent that a small number of platforms achieve a high level of dominance in the market, those platforms could use their position to reduce royalty rates or alter royalty collection practices in a manner which is detrimental to copyright owners, songwriters and publishers. If one or more dominant platforms is successful in adversely altering royalty collection practices, or reducing royalty rates, then this may have a material adverse effect on the performance of the Fund’s music investments.
Valuation and Collection Risks Associated with Music Royalties
. The valuation of music catalogues is inherently subjective and complex, resulting from a variety of factors that can be uncertain and difficult to predict, including the availability of data, historical revenue streams, and projections of future performance to value music catalogues. The Fund’s performance may be adversely affected if the valuations of the music catalogues in which it invests are inaccurate or become less favorable.
Royalties are typically paid by various entities, such as recording companies, streaming platforms, radio stations, collection societies and others who use the music. The Fund must rely on these entities to accurately report and remit the correct amount of royalties due. There is a risk that these entities may fail to report accurately or that there may be delays in the collection of royalties due to errors, disputes, or inefficiencies in the royalty collection process.
The Fund may also face challenges in tracking royalties across different countries and jurisdictions, each with its own set of regulations and collection societies. The international nature of music licensing can lead to additional complexities in royalty collection, including currency exchange risks, differing tax treatments, and the potential for foreign regulatory changes that could affect royalty income.
Pharmaceutical and Healthcare Royalties Risks
Regulatory and Approval Risk
. Investing in pharmaceutical and healthcare royalties involves significant exposure to regulatory hurdles and approval processes that are inherently complex, resource-intensive, and uncertain. Although the Fund will be largely focused on approved products, to the extent that the Fund makes investments in pre-approval products, it will be exposed to risk that such products will either not receive such regulatory approvals or that receipt of such approvals will be delayed. In these circumstances, the Fund may suffer a material adverse impact on the expected royalty streams from such products. Moreover, the evolving regulatory landscape can impose new requirements, leading to additional costs and further delays. As royalties are often tied to the commercial success of approved products, any disruption in the approval timeline can have a material adverse effect on the revenue and overall performance of the Fund’s pre-approval investments in pharmaceutical and healthcare royalties.
Healthcare Payer and Pricing Pressure
. A pivotal risk factor in revenue streams from pharmaceutical and healthcare royalties lies in the increasingly intense pressure exerted on drug pricing by insurance companies, government healthcare schemes, and other third-party payers. These stakeholders, in their efforts to control healthcare costs, are often in positions to negotiate lower prices for medications, which can lead to substantial shifts in reimbursement rates and pricing structures. Legislative or policy changes such as those pertaining to drug price capping, revisions in national healthcare policies, or the introduction of more aggressive cost-containment measures can further exacerbate these pressures. Consequently, the profitability of pharmaceutical products and related healthcare services may be compromised, with a possible impact on the royalty income from the Fund’s investments in the pharmaceutical and healthcare industries.
Product Liability and Safety Risk
. Utilization of pharmaceutical and healthcare royalties involves substantial risk associated with product liability and safety concerns. Medications and healthcare products are rigorously scrutinized for safety and efficacy, yet post-market adverse events, such as unanticipated side effects or complications, can still arise. Such incidents may trigger product recalls, safety alerts, or the imposition of regulatory sanctions. The legal ramifications of these can be significant, with the potential for costly litigation and substantial settlement payouts. Beyond the direct financial impact, these issues can erode consumer trust and lead to diminished product demand. In this event, any decline in sales will result in a decrease in royalty payments, with a potentially adverse impact on the revenue stream from affected investments.
Market Adoption and Competitive Landscape Risk
. Once a product has received regulatory approval, its performance will be dependent upon successful market adoption but there is no certainty that healthcare professionals or patients will favor a new product over existing alternatives. Furthermore, intense competition from other branded drugs, as well as the potential entry of generic or biosimilar competitors once patent protections expire, can erode market share and put pressure on profit margins. The emergence of new treatments, changes in clinical guidelines, or shifts in consumer preferences can also disrupt market dynamics. Consequently, even a product that achieves regulatory approval may not generate the anticipated level of sales, thereby adversely affecting the royalty income generated by the Fund’s investments in pharmaceutical and healthcare royalties.
Manufacturing and Supply Chain Risks
. Investments in pharmaceutical and healthcare royalties are exposed to substantial risks stemming from disruptions in manufacturing processes and supply chains. These disruptions can result in drug shortages or product recalls, which significantly impact the sales of pharmaceutical products and the corresponding royalty income for the Fund. Such events compromise the immediate availability of essential healthcare products, eroding consumer trust and tarnishing the brand reputation. Moreover, these disruptions can trigger regulatory scrutiny and potential legal challenges, which may entail additional costs and further impair financial performance. The interconnected nature of global supply chains also means that local issues can quickly escalate, affecting production and distribution on an international scale.
Brand Royalties Risks
Brand Value and Consumer Sentiment Risk.
The financial prospects of investments in branded goods are intrinsically tied to the strength and consumer perception of these brands. Shifts in consumer tastes, emerging trends, or negative associations can have an adverse impact on consumer perception and loyalty and incidents such as public relations crises, product recalls, or controversies can tarnish a brand’s image. Any of these can lead to a potential decline in sales and the Fund may experience a corresponding decrease in royalty revenue from its investments in branded goods.
Counterfeit Goods Risk.
Investing in brand royalties inherently exposes the fund to the risks associated with counterfeit goods. Counterfeiting, a form of intellectual property infringement, can significantly undermine the value of the original brand and diminish royalty revenue. The global proliferation of counterfeit products, often facilitated by complex international networks and online platforms, complicates the enforcement of intellectual property rights and the monitoring of unauthorized reproductions. Losses due to counterfeit goods not only affect direct revenue but can also damage the brand’s reputation, leading to a further decline in legitimate sales and impacting the long-term viability of the royalty investment. The Fund’s performance may suffer if it invests in brands that are heavily targeted by counterfeiters and if effective anti-counterfeiting measures are not in place.
Product Liability and Recall Risk.
Investments in brand royalties are subject to the risk of product liability claims and the necessity for product recalls. If a product affiliated with a brand in the fund’s portfolio is found to be defective or harmful, resulting in personal injury or property damage, substantial legal and financial liabilities could arise. Additionally, the costs associated with recalling a defective product can be significant and may include expenses related to logistics, destruction of inventory, and public relations efforts to restore brand confidence. Such events not only lead to direct financial losses but also tarnish the brand image, potentially eroding consumer trust and diminishing the value of future royalty payments. The occurrence of product liability issues or recalls can, therefore, severely impact the profitability and asset value of the Fund.
Risk Factors Relating to Royalties Created through the Permitted Exploitation of Sub-Surface Rights or Natural Resources through Licenses/Permits/Legal Rights.
Market Volatility and Commodity Price Fluctuations in Extractive Industries
. Investing in sub-surface rights or natural resources royalties exposes investors to significant market volatility and commodity price fluctuations. Returns from such assets are heavily influenced by unpredictable supply and demand dynamics as the extraction and processing of minerals and metals are crucial for various advanced technologies. Factors such as rapid technological advancements, shifting consumer preferences, and fluctuating investor sentiment can dramatically affect commodity prices. Additionally, global economic trends, currency exchange rate movements, and shifts in industrial demand can precipitate abrupt and substantial price changes. These factors collectively can significantly impact the profitability, viability, and expected returns of investments in these volatile markets, thereby affecting the Fund’s performance.

Technological and Operational Risks in Extractive Activities
. Investments in extractive activities are subject to significant technological and operational risks. The rapid pace of innovation can quickly render existing extraction technologies obsolete as new, more efficient methods emerge, disrupting established market practices. This constant evolution could pose a threat to the competitiveness and viability of current investments. Moreover, the inherently unpredictable nature of extraction operations, whether mining or drilling, often results in unexpected challenges such as equipment failures, unforeseen geological conditions, or variations in resource quality. Such technical disruptions can necessitate costly emergency repairs, escalate operational costs, and potentially halt production activities. These interruptions may amplify investment risks and jeopardize the continuity and profitability of extraction operations, impacting the Fund’s expected royalty income and overall returns.
Public Perception
. The viability and profitability of mining and drilling projects in the extractive industries are influenced by public support. When public perception turns negative or when local communities oppose projects, there may be negative consequences. These may include regulatory delays imposed by governments responding to public concerns, increased operational costs as companies invest more to address community issues, or even complete cessation of projects if the opposition is strong enough. Such negative outcomes not only affect the specific projects in question but can also extend to tarnish the reputation of the companies involved, potentially eroding the broader investment prospects of the Fund in these assets.
Impact of Supply Dynamics on Resource Markets in the Extractive Sector.
The markets for natural resources, including minerals and natural gas, are deeply influenced by complex and often volatile supply dynamics. Various factors contribute to these dynamics, including geopolitical tensions that may arise from conflicts or diplomatic disputes in resource-rich regions, which can disrupt supply chains and lead to significant fluctuations in availability. Additionally, technological advancements can either enhance resource extraction efficiency, leading to an increase in supply, or fail unexpectedly, causing abrupt production halts.
Operational disruptions such as labor strikes, equipment failures, or natural disasters can also significantly impact supply levels, leading to immediate effects on commodity prices and, subsequently, royalty income derived from these resources.
Risks of Environmental Liabilities
. The operations of extractive activities are subject to numerous statutes, rules and regulations relating to environmental protection. There is the possibility of existing or future environmental contamination, including soil and groundwater contamination, as a result of the spillage of hazardous materials or other pollutants. Environmental statutes, rules and regulations of the jurisdiction in which an investment is situated may render, a current or previous owner or operator of an extractive company liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury, property damage or similar claims by private parties. Any liability of such companies resulting from non-compliance or other claims relating to environmental matters could have a material adverse effect on the ability of such companies to generate revenue and may, therefore, potentially affect, royalty income derived from that investment.
Infrastructure and Market Access Risks in Extractive Industries.
Robust infrastructure and unimpeded market access are fundamental for the successful monetization of resources extracted from mining and drilling operations. Efficient transportation networks—including roads, railways, and ports—are essential to move commodities from remote extraction sites to global markets cost-effectively. Inadequacies in this infrastructure can lead to significant logistical inefficiencies, escalating transportation costs, and delays that may erode and reduce royalty income. Additionally, trade barriers such as tariffs, quotas, and stringent regulatory requirements can severely restrict market entry and distort commodity pricing structures, further impacting the financial outcomes of extractive projects (and consequently impact the value of royalties).

Seasonal Weather Risk and Climate Change.
Individual weather events and seasonal weather conditions such as high rainfall, floods, high temperatures and evaporation or prolonged drought may impact the supply of and demand for water in particular regions and consequently the price of water and water entitlements, both positively and negatively. Depending on the weather event, price impacts may be short term or sustained. In the long-term, it is likely that climate change will impact the demand, supply, and quality of water available for consumptive use in different ways from region to region.
Technology and Structural Risk
. Technological advances (e.g. desalination plants, water transfer infrastructure) may generate additional or substitute water supply for agricultural, industrial, mining, and urban use, placing downward pressure on the price of water. Higher water prices and an uncertain water supply are prompting irrigators to become more water efficient. This includes switching to less water-intensive crops, dry-land farming and adopting new technology (e.g. sub-surface drip, lateral moves, improved irrigation infrastructure etc.). Reduced demand by irrigators may place downward pressure on prices.
Cyclical Risk
. As an essential input to agricultural, industrial, and mining operations, demand for water is influenced by economic and commodities cycles. During cyclical lows there may be downward pressure on the price of water and /or water entitlements.
Carbon Credit Royalties Risks
Carbon Emission Trading and Market Stability.
There is no guarantee that carbon emission trading programs will persist in the future. These programs are designed to limit pollution by pricing carbon emissions, yet they may not be successful in significantly reducing emissions or meeting climate change goals. These trading programs could be phased out or not extended after ending. Moreover, the emergence of new green technologies could reduce or remove the need for such markets. The cost of emission credits, which depends on the actual cost of lowering emissions, may rise to a level where it becomes more cost-effective for businesses to invest in green technology, reducing the demand for credits and potentially decreasing the value of the Fund’s investments in this sector. The allocation of emission limits within these programs can vary, causing significant price fluctuations. The value of emission credits can also be affected by unpredictable demand for products and services from industries within these markets, which can be influenced by factors such as weather conditions that alter energy consumption patterns.
Technological Risk.
Carbon credit investing relies heavily on technology for the measurement, reporting, and verification of emission reductions. As such, the Fund is exposed to the risks associated with technological inadequacies or failures. Emerging technologies that track and record carbon emissions might not always perform as expected, leading to inaccuracies in the carbon credits generated. Moreover, rapid advancements in technology could render existing solutions obsolete, potentially causing investments in certain carbon credit projects to depreciate in value. Technological disruptions could therefore impact the reliability and validity of carbon credits, affecting the Fund’s expected returns and the overall market confidence in carbon trading.
Reputational Risk.
Investments in the carbon credit market are subject to reputational risks, especially if associated projects fail to deliver promised environmental benefits or are embroiled in controversies such as allegations of fraud or regulatory non-compliance. Public perception plays a critical role in the carbon credit market; negative publicity can lead to a decrease in the value of carbon credits, affecting the Fund’s performance. Furthermore, investor and public scrutiny is increasingly focused on the authenticity and actual impact of carbon offset projects. Failure to meet environmental or ethical standards can result in reputational damage, leading to a reduction in value of the credits generated from such projects which could have an impact on the Fund’s revenue.
Regulatory and Enforcement Risks.
The value and effectiveness of carbon credits are heavily influenced by a dynamic regulatory landscape that includes national policies, international climate agreements, and carbon pricing mechanisms. The Fund may be subject to market fluctuations resulting from policy alterations, such as changes in emissions reduction targets, adjustments in low
-carbon technology subsidies, or shifts in carbon

pricing structures. Additionally, the stability and growth of cap and trade markets depend on stringent regulatory enforcement. Inadequate enforcement of emissions caps can undermine the demand for carbon credits, depreciating their value. These regulatory and enforcement changes can introduce market uncertainties, potentially devaluing existing carbon credit portfolios and adversely affecting the Fund’s returns.
Transaction Specific Risks:
Direct Acquisitions of Existing Royalties.
Investing in existing royalties exposes the Fund to several risks, including the potential for overvaluing royalty streams based on inaccurate forecasts or market changes that could affect the underlying assets’ revenue generation. Legal and regulatory shifts may alter the enforceability of royalty agreements, and the Fund’s returns could be jeopardized if the royalty grantors face financial instability or operational failures. Participation in consortiums for acquisitions introduces risks such as misalignment of interests and decision-making complexities. Furthermore, market volatility can impact asset demand and royalty value, while the unique nature of royalty assets may pose liquidity challenges, limiting the Fund’s ability to quickly divest holdings. The culmination of these factors may result in reduced returns or capital loss.
Acquisition of Equity in Existing Royalty Companies.
Investing in equity of existing royalty companies exposes the Fund to inherent risks associated with equity ownership. Additionally, the Fund assumes company-specific operational risks, which encompass potential challenges related to the royalty company’s operational efficiency, competitive position, and overall financial health. The Fund’s investments are also subject to the quality of the relevant target royalty company’s management and their strategic decisions, which can impact the company’s profitability and the Fund’s expected returns. Such exposure to the managerial decisions and performance of the royalty company means that the success of such investments by the Fund will be affected by the royalty company’s governance and strategic direction.
Acquisition of Existing Debt Instruments Backed by Royalties or Intellectual Property and Lending Against Royalties.
When the Fund acquires debt instruments secured by royalties or intellectual property, it is subject to several credit-related risks. The creditworthiness of the issuer is a primary concern, which may occur if the royalty income fails to meet the borrower’s debt obligations. As any deterioration in the issuer’s financial health can impact their ability to meet payment obligations, raising the risk of default. Fluctuations in interest rates can affect both the market value of the debt instruments and the cost of borrowing, potentially leading to changes in the Fund’s returns. Moreover, there is the risk that the underlying royalties or intellectual property may fail to produce the anticipated income, whether due to legal challenges, market conditions, or operational issues with the royalty-generating assets. If a loan’s seniority is subordinate to other creditors, the Fund may face difficulties in realizing its security interests in the event of a borrower’s insolvency. The enforceability of security interests is also a key risk, as legal complexities or inadequate collateral documentation can hinder the Fund’s ability to claim its rights to the royalty streams or underlying assets. This could compromise the issuer’s capacity to service the debt and, consequently, affect the Fund’s expected income stream from these investments.
Royalty Financing via New Royalty Agreements or Through Prepayment Agreements
.
The Fund’s engagement in royalty financing, whether through new royalty agreements or prepayment agreements, exposes it to several potential risks. In the case of new royalty agreements, risks include miscalculations in royalty valuation due to erroneous assumptions about future revenue streams, market dynamics, or operational success of the underlying asset. Misaligned royalty rates with future market conditions can lead to significant profitability issues, affecting the Fund’s return on investment. Similarly, there is a performance risk where the asset may fail to meet financial or operational expectations, resulting in lower-than-anticipated royalty income. For prepayment agreements, the Fund faces risks related to dependency on the future performance of the royalty-generating asset. By providing an upfront payment in exchange for future royalty streams, the Fund risks the asset underperforming or failing due to operational challenges, market downturns, or unforeseen circumstances. Such underperformance can lead to insufficient royalty payments, jeopardizing the Fund’s ability to recover its initial outlay and potentially resulting in lower returns on investment or financial losses.

Creation of New Royalty Companies.
The formation of new royalty companies by the Fund presents several challenges and risks. Operational risks include the complexities of setting up and managing a new venture, which requires effective planning, execution, and oversight. The Fund’s reliance on external administrators or general partners to manage these companies introduces risks associated with their expertise, performance, and alignment with the Fund’s interests. Potential conflicts of interest may arise if the Fund holds an interest in the general partner, potentially leading to decisions that favor the general partner’s interests over those of the Fund or its investors.
Primary and Secondary Royalty Funds Investments.
Investing in primary royalty funds or engaging in secondary acquisitions of royalty fund interests subject the Fund to a number of risks that could impact the outcomes of the Fund’s investments. The expertise and decision-making capabilities of the management team are vital; deficiencies in their performance can detrimentally affect the Fund’s results. Additionally, the quality of the underlying royalty assets and their performance cannot be controlled by the Fund or the Manager and any under-performance by such assets may impact the Fund’s performance. Both primary and secondary fund investments may suffer from liquidity issues or lack viable exit options, complicating efforts to sell stakes without incurring losses or unfavorable terms. Such challenges are exacerbated in the secondary market where liquidity risk is prominent, and the ability to sell at an optimal price or within a desired timeframe may be limited. Valuation discrepancies and a lack of transparency regarding the performance and management of underlying assets further complicate secondary transactions, possibly leading to inaccuracies in pricing the Fund’s interests. Additionally, investments in both primary and secondary markets are burdened by the cumulative effect of various fees associated with fund management, which can cause a drag on overall returns. In secondary acquisitions, the Fund may also face limitations in influencing the royalty fund’s investment decisions or operations post-purchase, potentially impacting the ability to protect its investment and realize strategic objectives.
In addition to the risks discussed above, investments in Royalties Funds are subject to certain risks, including:
Nature of Royalties Fund Investments.
A Royalties Fund’s investments may involve highly speculative investment techniques, highly concentrated portfolios, control and non-control positions and/or illiquid investments. There can be no assurance that (i) the Royalties Fund will have any profits, (ii) cash will be available for distributions, (iii) the income of the Royalties Fund will exceed its expenses, (iv) the net asset value of the Royalties Fund will increase and (v) the Fund will not sustain a total loss of its investment in the Royalties Fund. In addition, private equity securities generally represent the most junior position within an issuer’s capital structure and are therefore subject to the greatest risk of loss. Targeted returns will reflect the assumed level of risk, but there can be no assurance that the Royalties Fund will be adequately compensated for risks taken. The Royalties Fund would not typically receive interim cash dividends or other distributions on its private equity investments during its holding period, but would realize its entire return upon eventual redemption or sale. The timing of ultimate realization is highly uncertain, as there can be no assurance that the issuer will be able to generate sufficient cash to redeem them, and these securities will have no readily available market for liquidity. As a result, the holding period for these securities may be lengthy.
Royalties Funds Not Subject to 1940 Act.
Many of the Royalties Funds in which the Fund invests are not registered as investment companies under the 1940 Act. Accordingly, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts, impose leverage restrictions and regulate the relationship between the investment company and its asset management, including with respect to affiliated transactions, are not applicable to an investment in these Royalties Funds. The Royalties Funds’ investments may therefore impact the strategies, risks and costs of and for the Fund itself. Shareholders may or will have limited information about the Royalties Funds in which the Fund is investing, including with respect to the Royalties Funds’ holdings, liquidity and valuation.
Shares of Royalties Funds Not Publicly Traded.
Shares of Royalties Funds are not publicly traded. As such, investments in Royalties Funds will be subject to legal and other restrictions on resale or will otherwise be less liquid than investments in publicly traded securities. In addition, the Royalties Funds may limit or suspend their redemptions, impose lock-up periods, withdrawal fees or other measures that impact liquidity. This lack of liquidity of Royalties Funds creates several risks:

•
First, it makes it difficult for the Sub-Adviser to determine if the Royalties Fund is accurately valuing its positions because of the uncertainty regarding the realization of the prices that are quoted if the Royalties Fund were to attempt to liquidate its portfolio at those prices.

•
Second, it increases the risk that withdrawals from such Royalties Funds by other investors will cause reductions in the net asset value of those Royalties Funds merely due to selling pressure, rather than a fundamental change in the investments themselves.

•
Third, it increases the risk that a Royalties Fund will not honor the Fund’s liquidity expectations. Royalties Funds have restrictions in their governing documents that limit the Fund’s ability to withdraw funds typically to calendar month or quarter ends (or less frequently) on significant prior notice, Royalties Funds may nevertheless be unable to abide by these somewhat onerous liquidity provisions. A side effect of this inability to withdraw from a Royalties Fund is the Sub-Adviser’s inability to re-allocate the Fund’s assets as dynamically as the Sub-Adviser may otherwise desire. This limitation exists even when a Royalties Fund has not implemented a constraint on its expected liquidity. Given that, even in the best of times, these Royalties Funds permit withdrawals only infrequently and on significant advance notice, the Fund’s flexibility to reallocate assets among Royalties Funds is limited. The Sub-Adviser has no control over the liquidity of Royalties Funds and depends on the Royalties Funds to provide appropriate valuations as well as liquidity. In some cases, the Sub-Adviser will allocate Fund assets to Royalties Funds that later impose liquidity constraints, making it impossible to terminate them as desired. An inability to withdraw from a Royalties Fund may expose the Fund to losses it could have otherwise avoided if the Fund had been able to withdraw from such Royalties Fund. It may also cause the Fund to become unbalanced as it is forced to obtain liquidity from those Royalties Funds which provide such liquidity. In certain cases, other investors in a Royalties Fund may have preferential withdrawal rights as compared to the Fund, the exercise of which could materially adversely affect the Fund’s investment in such Royalties Fund.

The illiquidity of investments in Royalties Funds may make it difficult, or impossible, for the Fund to sell such investments if the need arises (e.g., to fund quarterly repurchases of Shares). Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded its investments. The Fund will have no limitation on the portion of its portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio will be invested in such illiquid securities. The organizational documents of the Royalties Funds in which the Fund invests may also prevent sale of the Fund’s investment therein without the consent of the manager or general partner of the relevant Royalties Fund. The Fund may also receive in-kind distributions of securities from a Royalties Fund that are illiquid or difficult to value and difficult to dispose of. The illiquid nature of the Fund’s investments may adversely impact the Fund’s performance and liquidity, and the Fund may incur substantial fees and expenses in the disposition of such illiquid investments.
Tax Risks.
Some of the income that the Fund may earn directly or through a Royalties Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. The Fund may have to dispose of interests in Royalties Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Royalties Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

Conflicts of Interest.
The Adviser and Sub-Adviser may face conflicts of interest in overseeing the valuation of the Royalties Funds investments, as their value will affect their compensation. Moreover, although the Sub-Adviser will periodically review Royalties Funds valuation methods and inputs, including at initial purchase, the Fund will not generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided. A Royalties Fund manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Fund sells its interests in such a Royalties Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Royalties Fund manager’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its sole discretion, determine to discount the value of the interests or value them at zero. Situations involving uncertainties as to the valuations by Royalties Fund managers could have a material adverse effect on the Fund if the Royalties Fund manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.
Expenses.
 Shareholders will effectively bear two layers of expenses: expenses of the Fund and indirect expenses of the interests in the Royalties Funds. The indirect expenses of the interests in the Royalties Funds may adversely impact the Fund’s performance. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Royalties Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in Royalties Funds. By investing in the Royalties Funds through the Fund, a Shareholder in the Fund will bear a portion of the Investment Management Fee and other expenses of the Fund. Additionally, Royalties Funds generally charge asset-based fees and incentive fees (which are determined by the income and/or capital gains generated by the Royalties Fund) that may be higher than those of other types of securities, which may adversely affect the Royalties Funds’ performance. There is a possibility that certain of the Royalties Funds may receive performance fees, even if the performance of other Royalties Funds – or the overall performance of the Fund itself – is negative (i.e., “netting risk”).
Syndication Risk
.
The Fund may originate certain of its investments with the expectation of later syndicating a portion of such investments to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Advisers intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.
Royalty Securitizations
. Companies holding rights to intellectual property may create bankruptcy remote special purpose entities whose underlying assets are royalty license agreements and intellectual property rights related to a product, including pharmaceutical royalties that are secured by rights related to one or more drugs. The Fund may invest in special purpose entities to gain exposure to royalty streams related to various industries. Royalty securities may include bonds, loans and equity issued by the special purpose entity.
In a typical structure in pharmaceutical royalties, a small pharmaceutical company that develops a compound may license the commercial opportunity to a large-cap pharmaceutical company in exchange for payments upon completion of certain milestones (for example, Food and Drug Administration (FDA) approval) and a percentage of future product sales. Upon securing the right to receive royalties on product sales, the small pharmaceutical company finances a loan or bond secured by the royalty stream, which is typically non-recourse to either of the pharmaceutical companies.
In addition, a company (the sponsor) may create a wholly owned subsidiary (the issuer) that issues the royalty securities. The sponsor sells, assigns, and contributes to the issuer rights under one or more license agreements, including the right to receive royalties and certain other payments from sales of the pharmaceutical or other products. The sponsor also pledges the equity ownership interests in the issuer to the trustee under the indenture related to the notes. In return, the sponsor receives the proceeds of the securities from the issuer. The issuer of the securities grants a security interest in its assets to the trustee and is responsible for the debt service on the notes. An interest reserve account may be established to provide a source for payments should there be a cash flow shortfall for one or more periods. Many structures include a 100% cash flow sweep, which means that the principal is paid down by all cash flows received. Although the notes may have a legal maturity date of up to five to sixteen years from issuance, the expected weighted average maturity of the notes may be significantly shorter because of expected required principal repayments if funds are available.
If the issuer of the loan or bond defaults, any recourse will be limited to the issuer (which is formed for the limited purpose of purchasing and holding the license agreement or related intellectual property) and the collateral. The pharmaceutical or other company sponsoring the special purpose entity will generally not have the obligation to contribute additional equity to the issuer. If the sponsor of the issuer were to become a debtor in a bankruptcy case, a creditor, debtor in possession or trustee could request that the bankruptcy court substantively consolidate the issuer of the royalty security with the sponsor and/or recharacterize the transaction pursuant to which the royalty stream was transferred to the issuer and/or take other actions challenging the transaction. To the extent that these efforts are successful, these actions may adversely impact the securities and the Fund.
Use of Leverage: Risk of Borrowing by the Fund
. The Fund may employ leverage through a variety of instruments and/or facilities. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Sub-Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
The Fund may incur permanent, Fund-level leverage including through, but not limited to, asset-backed facilities, revolvers, bonds, privately placed notes, subscription facilities, short-sales or other instruments. Borrowings by the Fund will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. Such debt exposes the Fund to refinancing, recourse and other risks. As a general matter, the presence of leverage can accelerate losses.
Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more on any senior security represented by indebtedness and 200% or more on preferred stock and debt, collectively. For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). The Fund may seek to obtain leverage through preferred stock. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Fund currently expects to employ leverage representing approximately 15% of the Fund’s net assets.
The Advisers expect that the Fund’s borrowings may ultimately be secured with a security interest in investments. In times of adverse market conditions, the Fund may be required to post additional collateral that could affect the Fund’s liquidity. Incurrence of indebtedness at the level of the Fund (or entity through which it invests) may, among others, have the following consequences to Shareholders, including, but not limited to: (i) greater fluctuations in the NAV of the Fund’s assets; (ii) use of cash flow for debt service, Distributions, or other purposes (and prospective investors should specifically note in this regard that, for the avoidance of doubt, in connection with one or more credit facilities entered into by the Fund, Distributions to Shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby); (iii) to the extent that Fund revenues are required to meet principal payments, Shareholders may be allocated income (and therefore tax liability) in excess of cash distributed; and (iv) in certain circumstances, the Fund may be required to dispose of investments at a loss or otherwise on unattractive terms in order to service its debt obligations or meet its debt covenants. There can be no assurance that the Fund will have sufficient cash flow to meet its debt service obligations. As a result, the Fund’s exposure to foreclosure and other losses may be increased due to the illiquidity of its investments.

In addition, the Fund may need to refinance its outstanding debt as it matures. There is a risk that the Fund may not be able to refinance existing debt or that the terms of any refinancing may not be as favorable as the terms of any then existing loan agreements. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to that refinanced indebtedness would increase. These risks could adversely affect the Fund’s financial condition, cash flows and the return on its investments.
With respect to any asset-backed facility entered into by the Fund (or an affiliate thereof), a decrease in the market value of the Fund’s investments would increase the effective amount of leverage and could result in the possibility of a violation of certain financial covenants pursuant to which the Fund must repay the borrowed funds to the lender. Liquidation of the Fund’s investments at an inopportune time in order to satisfy such financial covenants could adversely impact the performance of the Fund and could, if the value of its investments had declined significantly, cause the Fund to lose all or a substantial amount of its capital. In the event of a sudden, precipitous drop in the value of the Fund’s assets, the Fund might not be able to dispose of assets quickly enough to pay off its debt resulting in a foreclosure or other total loss of some or all of the pledged assets. Fund-level debt facilities typically include other covenants such as, but not limited to, covenants against the Fund incurring or being in default under other recourse debt, including certain Fund guarantees of asset level debt, which, if triggered could cause adverse consequences to the Fund if it is unable to cure or otherwise mitigate such breach.
Effects of Leverage
. The table below assumes that borrowings represent approximately 15% of the Fund’s net assets as of August 1, 2025 and the Fund bears expenses relating to such borrowings at an annual effective interest rate of 7.34% (based on interest rates for such borrowings as of a recent date). The table below also assumes that the annual return that the Fund’s portfolio must experience (net of expenses not related to borrowings) in order to cover the costs of such leverage would be approximately 1.50%. These figures are estimates based on current market conditions, used for illustration purposes only. Actual expenses associated with borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example above.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of the Fund’s leverage due to senior securities on corresponding Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Assumed Return on Portfolio (Net of Expenses not related to borrowings)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Corresponding Share Total Return	(12.60%)	(6.85%)	(1.10%)	4.65%	10.40%
Corresponding Share total return is composed of two elements—the Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s borrowings) and gains or losses on the value of the securities the Fund owns.
Hedging Techniques
From time to time, the Fund may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” To the extent that the Fund’s potential exposure in a transaction involving options, rate caps, floors or collars, or futures or forward contracts is covered by the segregation of cash or liquid assets or otherwise, the Fund believes that such instruments do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund.
Legal, tax and regulatory risks.
On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. The Fund intends to qualify as a limited derivatives user. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under
Rule 18f-4.
The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.
As of the date hereof, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. trade, tax, healthcare, immigration, foreign and government regulatory policy. To the extent the U.S. Congress or presidential administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, tax rates, the U.S. regulatory environment and inflation, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty. Each prospective investor should also be aware that developments in the tax laws of the United States or other jurisdictions where the Fund or its portfolio funds invest could have a material effect on the tax consequences to the Fund or its Shareholders the members.
Other Risks Relating to the Fund
Senior Management Personnel of the Adviser and Sub-Adviser
. Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Advisers. The Advisers evaluate, negotiate, structure, execute, monitor and service the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Adviser, the Sub-Adviser and the Sub-Adviser’s senior management team. The departure of any members of the Adviser’s or Sub-Adviser’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objective.
The Fund’s ability to achieve its investment objective depends on the Sub-Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Advisers’ capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Advisers may need to hire, train, supervise and manage new professionals to participate in the management of the Fund and its investment selection and monitoring process. The Advisers may not be able to find such professionals in a timely manner or at all. Failure to support the Fund’s investment process and management could have a material adverse effect on the Fund’s business, financial condition and results of operations.

In addition, the Investment Management Agreement and Sub-Advisory Agreement have termination provisions that allow the parties to terminate the agreements without penalty. The Investment Management Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ notice to the Fund. The Sub-Advisory Agreement may be terminated at any time by the Adviser or the Sub-Adviser on 60 days’ notice or at any time upon the mutual consent of the parties. Further, if the Sub-Advisory Agreement terminates, the Investment Management Agreement will also terminate concurrently. If the Investment Management Agreement or Sub-Advisory Agreement is terminated, it may materially adversely affect the quality of the Fund’s investment opportunities. In addition, in the event the Investment Management Agreement or Sub-Advisory Agreement is terminated, it may be difficult for the Fund to replace the Adviser and Sub-Adviser. Furthermore, the termination of the Investment Management Agreement or Sub-Advisory Agreement may adversely impact the terms of the Fund’s or its subsidiaries’ financing facilities or any financing facility into which the Fund or its subsidiaries may enter in the future, which could have a material adverse effect on the Fund’s business and financial condition.
Further, the Sub-Advisory Agreement has termination provisions that allow the parties to terminate the agreements without penalty. The Sub-Advisory Agreement may be terminated at any time, without penalty, by the Sub-Adviser upon 60 days’ notice to the Fund. If the Sub-Advisory Agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event the Sub-Advisory Agreement is terminated, it may be difficult for the Fund to replace the Sub-Adviser. Furthermore, the termination of the Sub-Advisory Agreement may adversely impact the terms of the Fund’s or its subsidiaries’ financing facilities or any financing facility into which the Fund or its subsidiaries may enter in the future, which could have a material adverse effect on the Fund’s business and financial condition.
Key Personnel Risk
. The Adviser and Sub-Adviser depend on the diligence, skill and network of business contacts of certain professionals. The Adviser and Sub-Adviser also depend, to a significant extent, on access to other investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The Fund’s success depends on the continued service of such personnel. The investment professionals associated with the Adviser and Sub-Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The departure of any of the senior managers of the Adviser or Sub-Adviser, or of a significant number of the investment professionals or partners of the Adviser’s or Sub-Adviser’s affiliates, could have a material adverse effect on the Fund’s ability to achieve its investment objective. Individuals not currently associated with the Adviser or Sub-Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. In addition, there is no assurance that the Adviser or Sub-Adviser will remain the Fund’s investment adviser or that the Adviser or Sub-Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of their affiliates.
Incentive Fee Risk
. The Investment Management Agreement and Sub-Advisory Agreement entitles the Adviser and Sub-Adviser, respectively, to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser, and indirectly the Sub-Adviser, incentive compensation for a month even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that month.
Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. Neither the Adviser nor Sub-Adviser is under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received.

The Incentive Fee payable by the Fund may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable may encourage the use of leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.
Shares Not Listed; No Market for Shares
. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund is not a liquid investment.
Closed-end Fund; Liquidity Risks
. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.
Competition for Investment Opportunities
. The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.
Limitations on Transactions with Affiliates Risk
. The 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company that is considered its affiliate under the 1940 Act. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser or Sub-Adviser between the Fund’s interests and the interests of the portfolio company, in that the ability of the Adviser or Sub-Adviser, as applicable, to recommend actions in the Fund’s best interests might be impaired. The Fund, the Adviser and Sub-Adviser rely on exemptive relief to expand the Fund’s ability to co-invest alongside affiliates in privately negotiated investments. Under the exemptive relief, the Fund, the Adviser and the Sub-Adviser are required to comply with certain conditions that would not otherwise apply.
“Best-Efforts” Offering Risk
. This offering is being made on a best efforts basis, whereby the Distributor is only required to use its best efforts to sell the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that a limited number of Shares are sold in this offering, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.
Inadequate Return Risk
. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in its Shares.
Inadequate Network of Broker-Dealer Risk
. The success of the Fund’s continuous public offering, and correspondingly the Fund’s ability to implement its investment objective and strategies, depends upon the ability of the Distributor to establish, operate and maintain a network of selected broker-dealers and other Financial Intermediaries to sell the Shares. If the Distributor fails to perform, the Fund may not be able to raise adequate proceeds through the Fund’s continuous public offering to implement the Fund’s investment objective and strategies. If the Fund is unsuccessful in implementing its investment objective and strategies, an investor could lose all or a part of his or her investment in the Fund.
Registration under the U.S. Commodity Exchange Act
. Registration with the Commodity Futures Trading Commission as a “commodity pool operator” or any change in the Fund’s operations necessary to maintain the Adviser’s or Sub-Adviser’s ability to rely upon exemption from registration as such could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objective and subject the Fund to certain additional costs, expenses and administrative burdens.
Repurchases
. The Fund has no obligation to repurchase Shares at any time
; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). It is possible that during the time period between the Notice Date and the date on which Shares to be repurchased are valued, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Shares in the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. In addition, the Fund will not be able to dispose of certain investments except through secondary transactions with third parties, which may occur at a significant discount to the Adviser’s assessment of their fair value and which may not be available at any given time. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in a timely manner or otherwise fund the share repurchase offer. See “
Repurchases of Shares
.”
Substantial Repurchases.
Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the NAV of the Fund.
To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain securities, the Fund will thereafter hold a larger proportion of its assets in the remaining securities, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.
Distribution Payment Risk
. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash Distributions or year-to-year increases in cash Distributions. All Distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s Distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays Distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.
Risks Associated with the Fund Distribution Policy
. The Fund intends to make regular Distributions. Currently, in order to maintain a relatively stable level of Distributions, the Fund may pay out less than all of its net investment income to the extent consistent with its intention to qualify for and maintain RIC status, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund Distributions. The Distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these Distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital, which would reduce the NAV of the Shares and, over time, potentially increase the Fund’s expense ratios. If a distribution constitutes a return of capital, it means that the Fund is returning to Shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.
There is a possibility that the Fund may make total Distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a Shareholder’s tax basis in such Shareholder’s Fund Shares. When a Shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the Shareholder’s tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in Fund Shares, it generally will increase the amount of such Shareholder’s gain or decrease the amount of such Shareholder’s loss when such Shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a Shareholder’s tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the Shares.
If the Fund elects to issue preferred Shares and/or notes or other forms of indebtedness, its ability to make Distributions to its Shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred Shares, notes or other indebtedness.
Tax Risk Associated with Fund Distributions
. Even if a stockholder chooses to “opt out” of the DRP, the Fund will have the ability to declare a large portion of a dividend in Shares of its common stock instead of in cash in order to satisfy its RIC requirements. As long as a portion of this dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a Shareholder generally will be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in Shares of common stock.
Investment Dilution Risk
. The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s Declaration of Trust authorizes it to issue an unlimited number of Shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.
Anti-Takeover Risk
. The Declaration of Trust and amended and restated bylaws (the “Bylaws”), as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred Shares; and the Board may, without Shareholder action, make certain amendments to the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.
Conflicts of Interest Risk
. The Adviser and Sub-Adviser are entities in which the Fund’s Interested Trustee, officers and members of the investment committee of the Adviser and Sub-Adviser may have indirect ownership and economic interests. Certain of the Fund’s Trustees and officers and members of the investment committee of the Adviser and Sub-Adviser may also serve as officers or principals of other investment managers affiliated with the Adviser and Sub-Adviser that currently, and may in the future, manage investment funds with investment objective similar to the Fund’s investment objective. In addition, certain of the Fund’s officers and Trustees and the members of the investment committee of the Adviser and Sub-Adviser serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund does or of investment funds managed by the Fund’s affiliates. Accordingly, the Fund may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with the Adviser and Sub-Adviser. However, the Adviser and Sub-Adviser intend to allocate investment opportunities in a fair and equitable manner in accordance with their respective investment allocation policies, consistent with each fund’s or separate account’s investment objective and strategies and legal and regulatory requirements.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
. The Sub-Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Sub-Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objective similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objective, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Sub-Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objective or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Sub-Adviser.
In the event investment opportunities are allocated among the Fund and the other Advised Funds, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the other Advised Funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Advised Funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to the applicable law and the conditions of any applicable co-investment exemptive relief, it is likely that the other Advised Funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Advised Funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by applicable law. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Advised Funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Advised Funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Advised Funds.
Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in, and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.
The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Advisers or other funds managed by the Advisers or their affiliates. The Fund is also not permitted to make any co-investments with the Advisers or their affiliates (including any fund managed by Partners Group or its affiliates) without exemptive relief from the SEC, subject to certain exceptions. The Fund has received exemptive relief from the SEC that permits the Fund and certain present and future funds advised by Partners Group and Partners Group-affiliated investment advisers to co-invest in suitable negotiated investments. Co-investments made under the exemptive relief are subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund’s ability to participate in a co-investment transaction.
The Adviser, the Sub-Adviser, or their respective affiliates and clients may pursue or enforce rights with respect to a borrower in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser, the Sub-Adviser or their respective affiliates or clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Sub-Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the management and incentive fee payable by the Fund and, accordingly, the fees received by the Adviser. Certain other Advised Funds pay the Sub-Adviser or its affiliates greater performance-based compensation, which could create an incentive for the Sub-Adviser or an affiliate to favor such investment fund or account over the Fund.
Potential Conflicts of Interest Risk—Allocation of Personnel
. The Fund’s executive officers, and the employees of the Adviser and Sub-Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed by the Adviser, the Sub-Adviser or their respective affiliates. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Additionally, certain personnel of the Adviser, the Sub-Adviser and their respective management may face conflicts in their time management and commitments.

Potential Conflicts of Interest Risk—Lack of Information Barriers
. By reason of the various activities of the Adviser, the Sub-Adviser and their affiliates, the Adviser, Sub-Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.
Portfolio Fair Value Risk
. Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated OTC secondary market for institutional investors. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio valuation process set forth in the Adviser’s and the Fund’s valuation policy. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC. See “
Determination of Net Asset Value
.”
A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a monthly basis and calculates a monthly NAV per Share. The Adviser seeks to evaluate on a monthly basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a monthly basis. Due to these various factors, the Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.
Portfolio Turnover Risk
. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund and, ultimately, Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.
Cybersecurity Risks
. Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Advisers face various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Advisers. Although neither the Adviser nor Sub-Adviser is currently aware that they have been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected their operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
The Advisers’ and issuers’ information and technology systems may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes.
In addition, the Fund will heavily rely on the Advisers’ and third parties’ financial, accounting, information and other data processing systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third- party service providers, could cause delays or other problems in its activities. If any of these systems do not operate properly or are disabled for any reason or if there is any unauthorized disclosure of data, whether as a result of tampering, a breach of its network security systems, a cyber-incident or attack or otherwise, the Fund and/or the Advisers could suffer substantial financial loss, increased costs, a disruption of its businesses, liability to its investors, regulatory intervention or reputational damage. In addition, the Advisers operate in a business that is highly dependent on information systems and technology. The information systems and technology that the Advisers rely on may not continue to be able to accommodate their growth, and the cost of maintaining such systems may increase from its current level. Such a failure to accommodate growth, or an increase in costs related to such information systems, could have a material adverse effect on the Fund and/or the Advisers.
A cybersecurity incident could have numerous material adverse effects, including on the operations, liquidity and financial condition of the Fund. Cyber threats and/or incidents could cause financial costs from the theft of Fund assets (including proprietary information and intellectual property) as well as numerous unforeseen costs including, but not limited to: litigation costs, preventative and protective costs, remediation costs and costs associated with reputational damage, any one of which, could be materially adverse to the Fund. There can be no guarantee that the Fund will be able to prevent or mitigate such incidents. If systems and measures to manage risks relating to these types of events, are compromised, become inoperable for extended periods of time or cease to function properly, the Advisers, the Fund and/or an issuer may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Advisers’, the Fund’s and/or an issuer’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors).
In addition, the Fund or the Advisers may not be in a position to verify the risks or reliability of third parties with which the Fund’s and the Advisers’ operations interface with and/or depend on third parties, including the Fund’s administrator and other service providers. The Fund may suffer adverse consequences from actions, errors or failure to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them.
Risks Relating to Fund’s RIC Status
. Although the Fund intends to elect as soon as is reasonably practicable, and intends to qualify annually thereafter, to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its Shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s Shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Fund’s Shareholders.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income
. Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with equity or warrants) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income (e.g., PIK interest), the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable Distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income Distributions. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders may receive larger capital gain distributions than it or they would in the absence of such transactions.
Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund Distributions to Shareholders. OID creates the risk of non-refundable cash payments to the Advisers based on accruals that may never be realized. In addition, the deferral of PIK interest also reduces a loan’s loan-to-value ratio at a compounding rate.
Some Investments May be Subject to Corporate-Level Income Tax.
The Fund may invest in certain royalty investments and debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal, state and potentially local corporate income taxes. The Fund may invest in certain foreign royalty investments and debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).
The Fund will comply with provisions of Section 8 and Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with any subsidiary. The Fund and any subsidiary will comply with provisions of Section 17 of the 1940 Act related to affiliated transactions and custody.
Uncertain Tax Treatment
. The Fund may invest a portion of its Net Assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax.
MANAGEMENT OF THE FUND
Trustees
Pursuant to the Declaration of Trust and the Fund’s Bylaws, as amended from time-to-time, the Fund’s business and affairs are overseen by the Board, which has overall responsibility for overseeing the Fund’s management and operations. The Board consists of four members, three of whom are considered Independent Trustees and one of whom is an Interested Trustee. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Statement of Additional Information provides additional information about the Trustees.

The Board, including the Independent Trustees, oversees the Fund’s management and operations. After an initial two-year term, the Board will review on an annual basis the Investment Management Agreement and Sub-Advisory Agreement to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.
Portfolio Managers
Below is biographical information relating to the Fund’s Portfolio Managers, who are employees of Partners Group:
Todd Bright, Partner, Co-Head Private Infrastructure Americas
Todd Bright is Regional Co-Head of Private Infrastructure in the Americas. He is a member of Partners Group’s private infrastructure investment committee and valuation committee. He has 32 years of industry experience. Prior to joining Partners Group in 2014, he worked at Denham Capital, Conectiv Energy, Equinor (f/k/a Statoil), and Enron. He holds a BS in Business Administration from the University of Richmond and an MBA from George Washington University.
Robert Collins, Partner, Co-Head Private Wealth
Robert is Head Private Wealth US and a member of the Global Executive Board. He leads Partners Group’s US private wealth and defined contribution practice and is President, Portfolio Manager and Member of the Board of Managers of Partners Group Private Equity (Master Fund), LLC. He also chairs Partners Group’s Investment Committee. Robert joined the firm in 2005 as a member of the Private Equity investment team and has 25 years of industry experience. Prior to joining Partners Group, he worked at UBS Warburg and Salomon Smith Barney. Robert holds an MBA from the Johnson School at Cornell University, where he was a Roy H. Park Leadership Fellow, and a BA from Tulane University, where he majored in economics and history. He is a CFA charterholder.
Adam Howarth, Partner, Co-Head Portfolio Management
Adam Howarth is Regional Head of Portfolio Management for the Americas, based in Denver. He was previously the Co-Head Private Equity Integrated Investments Americas. He is also a member of Partners Group’s private equity integrated investment committee. He has been with Partners Group since 2007 and has over 20 years of industry experience. Prior to joining Partners Group, he worked at HarbourVest Partners, LLC. He holds a BA from Trinity College and an MBA from the New York University Stern School of Business.
Ron Lamontagne, Managing Director, Co-Head Private Real Estate Americas
Ron Lamontagne is Regional Head of the Private Real Estate Americas business unit, based in New York. He is a member of Partners Group’s private real estate direct investments committee. He has over 30 years of industry experience. Prior to joining Partners Group in 2015, he worked at GE Capital Real Estate where he had numerous roles including equity and debt originations, asset management, loan modifications, property dispositions and risk management. He holds an MBA in finance and marketing from the New York University Stern School of Business.
Stephen Otter, Head Private Markets Royalties
Stephen Otter is a voting member of Partners Group’s investment committee, based in Zug, Switzerland. He has been with Partners Group since 2024. Prior to that Stephen built and ran the royalty strategy of PG3 AG since July 2021. Previously and from January 2014, Stephen worked at FlowStream Commodities, a KKR backed energy royalty & streaming company, where as Head of Business Development, he was responsible for originating and executing royalty & streaming transactions globally. Stephen graduated with first class honors in Economics from the London School of Economics.

Anthony Shontz, Partner, Head Private Equity Partnership Investments
Anthony Shontz is Global Head of Private Equity Partnership Investments. He is a member of Partners Group’s private equity partnership investment committee as well as the global investment committee. He has been with Partners Group since 2007 and has over 20 years of industry experience. Prior to joining Partners Group, he worked at Pacific Private Capital and Prudential Capital Group. He holds an MBA from the Kellogg School of Management at Northwestern University and an undergraduate degree from Brigham Young University.
Tom Stein, Partner, Head Private Debt Americas
Thomas Stein is Head of Private Credit in the Americas, based in Denver. He is a member of the Global Investment Committee and Co-Chairman of the Global Private Credit Investment Committee. He has over 30 years of industry experience. Prior to joining Partners Group in 2018, he worked at Guggenheim, Goldman Sachs, Wells Fargo, and Bank of America. He holds an MBA from the University of Chicago Booth School of Business in Illinois, USA and a bachelor’s degree in economics from the University of Santa Clara, California, USA.
Robin Shelley, Managing Director, Private Equity Partnership Investments
Robin Shelley is a Managing Director on the Private Equity Partnership Investments team of Partners Group in New York. He is a member of the PG USA, Private Equity secondaries, and Private Equity co-investments investment committees and serves on the Board of Directors of the firm’s impact foundation. He has been with Partners Group since 2012 and has 16 years of industry experience. Prior to joining the firm, he worked in private equity at a family office in Geneva and in M&A at Hawkpoint Partners in London. He holds a BSc in Economics from the University of Bristol.
Benjamin Lorenz, Portfolio Manager, Liquid Private Markets
Benjamin Lorenz is a voting member of the Liquid Private Markets investment committee, based in Zug, Switzerland. He has been with Partners Group since 2011. He holds a master’s degree in business administration from the University of Mannheim, Germany.
Lorenzo Papi, Senior Investment Analyst, Liquid Private Markets
Lorenzo Papi is a voting member of the Liquid Private Markets investment committee, based in Zug, Switzerland. He has been with Partners Group since 2018. Prior to joining Partners Group, he worked at Duff & Phelps. He holds a Master’s degree from the University of Cambridge, Cambridge (UK).
Sujit John, Managing Director, Private Equity Health & Life Sciences
Sujit John is part of the Private Equity Health and Life business unit, based in New York. He is a member of the Adviser’s Investment Committee and the Health and Life Vertical Investment Committee. He is also a member of the Board of Directors of the firm’s portfolio companies Axia Women’s Health, LLC, Blue River PetCare and PCI Pharma Services. He has been with Partners Group since 2012 and has 20 years of industry experience. Prior to joining Partners Group, he worked at WestView Capital Partners, Arlington Capital Partners and Citigroup Global Markets. He holds a bachelor’s degree in management from Boston College, Massachusetts, USA.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Shares in the Fund.
Control Persons and Principal Holders of Securities
A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. An affiliate of each of the Adviser and Sub-Adviser has provided the initial investment for the Fund. For so long as the affiliates have a greater than 25% interest in the Fund, each may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.
Administrative Services
Pursuant to the Administration Agreement, the Administrator provides or procures administrative, support, shareholder and corporate-level services on behalf of the Fund. The Administrator is reimbursed for its costs to provide or procure the administrative and support services. For the shareholder services, Class A, Class D, and Class IS Shares of the Fund pay the Administrator a monthly fee at an annual rate of 0.25% of the net assets of the Fund. Shareholder services include, but are not limited to, responding to operational inquiries from Shareholders; processing purchase, redemption and exchange orders with the Fund’s transfer agent; and providing Shareholders with automatic investment services, including investments in Fund. For the corporate-level services, Class A, Class D, Class I, and Class IS Shares of the Fund pay the Administrator a monthly fee at an annual rate of 0.05% of the net assets of the Fund. Corporate-level services include anti-money laundering and fraud prevention; cybersecurity, privacy, and data security; disaster recovery and business continuity; litigation and insurance support; services related to regulatory duties, such as duties of confidentiality and disclosure; risk management services; and internal audit consulting services. The Fund bears all expenses that are incurred in its operation and not specifically assumed by the Administrator, the Adviser, or other service providers. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
Indemnification
The Investment Management Agreement and Sub-Advisory Agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under such Agreements, the Adviser, the Sub-Adviser, their respective members and officers, managers, partners, agents, employees, and controlling persons, members and any other person or entity affiliated with the Adviser or Sub-Adviser, as the case may be, are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and other expenses) arising out of or otherwise based upon the performance of any of their respective duties or obligations under the Investment Management Agreement and Sub-Advisory Agreement or otherwise as an investment adviser or sub-adviser of the Fund.
Custodian and Transfer Agent
State Street Bank and Trust Company, which has its principal office at One Congress Street, Boston, MA 02114, serves as, transfer agent and custodian for the Fund.
FUND EXPENSES
The Advisers bear all of their own respective costs incurred in providing investment advisory and sub-advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund.
Pursuant to the Investment Management Agreement, expenses borne directly by the Fund include the costs incurred in:

•	maintenance of the Fund’s corporate existence;

•	maintenance of the Fund’s own books, records and procedures;

•	dealing with the Fund’s Shareholders;

•	payment of dividends;

•	transfer of Shares, including issuance, redemption and repurchase of Shares;

•	preparation of share certificates;

•	reports and notices to Shareholders;

•	calling and holding of Shareholders’ meetings;

•	miscellaneous office expenses;

•	brokerage costs (including, without limitation, brokers’ commissions or transaction costs chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party);

•	the Fund’s proportionate share of expenses related to co-investments;

•	custodian fees;

•	legal and accounting fees;

•	taxes;

•	federal and state registration fees;

•	costs of valuation service providers retained by the Fund or the Adviser; and

•	payment for portfolio pricing services to a pricing agent, if any.
In conducting its own business and affairs, the Fund may utilize its Trustees, officers and employees, may utilize the facilities and personnel of the Adviser and its affiliates and may enter into agreements with third parties, either affiliated or non-affiliated, to perform any of these functions. The Fund has entered into an Administrative Agreement with The Lincoln National Life Insurance Company to perform certain of these functions. See “
Management of the Fund—Administrative Services
.”
In the conduct of the respective businesses of the Fund, the Adviser and its affiliates, and in the performance of the Investment Management Agreement, the Fund, the Adviser and its affiliates may share facilities common to each, which may include, without limitation, legal and accounting personnel, with appropriate proration of expenses between them. Directors, officers and employees of the Adviser or its affiliates may be directors, trustees and/or officers of any of the investment companies overseen by the Adviser. Directors, officers and employees of the Adviser or its affiliates who are directors, trustees, and/or officers of these investment companies shall not receive any compensation from such investment companies for acting in such dual capacity.
Except as otherwise described in this Prospectus, the Advisers will be reimbursed by the Fund, as applicable, for any of the above expenses that they pay on behalf of the Fund.
Expense Limitation Agreement
The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually to pay, absorb or reimburse certain expenses of the Fund to limit the Fund’s Operating Expenses, calculated and reimbursed on a Class-by-Class basis in respect of each of Class A, Class D, Class I, and Class IS with the exception of (i) interest, taxes, dividends tied to short sales, and brokerage commissions; (ii) underlying fund fees and expenses; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; (iv) Incentive Fees; and (v) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business (as determined in the discretion of the Adviser), to no more than 2.85%, 2.50%, 2.00% and 2.25% for Class A, Class D, Class I, and Class IS Shares, respectively, on an annualized basis, of the Fund’s average daily net assets (the “Operating Expense Limit”).
In consideration of the Adviser’s agreement to reimburse certain of the Fund’s expenses, the Fund has agreed to repay the Adviser a Reimbursement Amount in respect of each of Class A, Class D, Class I, and Class IS for three years after a reimbursement, subject to the limitation that a reimbursement will be made only if and to the extent that such payments to the Adviser will not cause the Fund’s expense ratio (after the Reimbursement Amount is taken into account) to exceed the lesser of: (i) the Operating Expense Limit in effect at the time the waiver or payment of the Reimbursement Amount occurred and (ii) the Operating Expense Limit in effect at the time such reimbursement is sought. The Expense Limitation Agreement will remain in effect through August 1, 2027, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement shall renew automatically for one year terms unless the Adviser provides written notice of termination of the Agreement to the Fund at least ten (10) days prior to the end of the then-current term.
Organization and Offering Costs
Organizational costs include, among other things, the cost of organizing the Fund as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser on behalf of the Fund.
The Fund’s initial offering costs include, among other things, legal, printing, and other expenses pertaining to this offering. All organizational and offering costs of the Fund paid by the Adviser shall be included in the Reimbursement Amount.
INVESTMENT MANAGEMENT FEE AND INCENTIVE FEE
Pursuant to the Investment Management Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to an Investment Management Fee and Incentive Fee. Pursuant to the Sub-Advisory Agreement, and in consideration of the sub-advisory services provided by the Sub-Adviser to the Fund, the Sub-Adviser is entitled to a Sub-Advisory Fee. The Investment Management Fee and Incentive Fee paid to the Adviser will be paid out of the Fund’s assets and the Sub-Advisory Fee will be paid out of the Investment Management Fee and Incentive Fee.
Investment Management Fee
The Investment Management Fee is measured as of the end of each month at the annual rate of 1.25% of the greater of (i) the Fund’s net asset value (i.e., net of fund leverage) and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. The Investment Management Fee will be payable monthly in arrears. The Investment Management Fee will be paid to the Adviser out of the Fund’s assets. The Investment Management Fee is paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund.
Incentive Fee
The Incentive Fee is accrued monthly in an amount equal to 12.5% of the Fund’s “Fund Income” received by the Fund during such month. For this purpose, “Fund Income” means each Share class’s allocable share of interest income, dividend income, income accrued from (1) distributions received by the Fund from the Fund’s private portfolio investments; plus (2) distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities; minus (3) the Fund’s Operating Expenses for the month (excluding the Incentive Fee and share class specific expenses such as distribution and/or shareholder servicing fees). The Incentive Fee is paid quarterly in arrears. The Fund looks through total return swap contracts and counts the underlying reference assets as investments for purposes of calculating the Incentive Fee.
The quarterly payment of the Incentive Fee will reflect all such distributions received by the Fund, except returns of invested capital that are not derived from the operations of the issuer based on a review by the Fund’s portfolio management team of the issuer’s financial statements and results from business operations. Fund Income does not include any component of capital gains or capital appreciation. The Adviser is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.
Sub-Advisory Fee
The Adviser pays Partners Group a Sub-Advisory Fee of 50% of the aggregate amount of the Investment Management Fee and the Incentive Fee (the “Sub-Advisory Fee”) monthly or quarterly, respectively, in arrears based upon the Fund’s Investment Management Fee and Incentive Fee. The Sub-Advisory Fee will be paid by the Adviser out of the Investment Management Fee and Incentive Fee.
Approval of the Investment Management Agreement and Sub-Advisory Agreement
Board approval of the Investment Management Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services to be provided by the Adviser under the Investment Management Agreement; (ii) comparative information with respect to advisory fees by other comparable investment companies; and (iii) information about the services to be performed by the Adviser and its personnel providing such services under the Investment Management Agreement. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR. The Investment Management Agreement will continue in effect from year to year after an initial two-year term so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval or as otherwise permitted by applicable law or regulation. The Investment Management Agreement is terminable without penalty, upon 60 days’ prior written notice by the Fund or by the Adviser. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.
Board approval of the Sub-Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services to be provided by Partners Group under the Sub-Advisory Agreement; (ii) comparative information with respect to advisory fees by other comparable investment companies; and (iii) information about the services to be performed by Partners Group and its personnel providing such services under the Sub-Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR. The Sub-Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval or as otherwise permitted by applicable law or regulation. The Sub-Advisory Agreement is terminable without penalty, inter alia, upon 60 days’ prior written notice by the Fund, the Adviser or the Sub-Adviser. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.
DETERMINATION OF NET ASSET VALUE
The Fund will calculate the NAV per Share of the applicable class of the Fund as of the close of business on the last Business Day (defined below) of each calendar month, and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below (each such day, a “Valuation Date”). For purposes of this Prospectus, “Business Day” means a day on which the

New York Stock Exchange is open for trading. In accordance with the procedures approved by the Board, the NAV per outstanding Share is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.
The Board has designated the Adviser as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Adviser in its role as Valuation Designee. The Adviser follows a valuation policy (the “Valuation Policy”) and valuation procedures (the “Valuation Procedures”). The Adviser, as Valuation Designee, has formed a separate valuation committee (the “Valuation Committee”) for determining the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel and other third-party consultants in their discussions and deliberations. The Valuation Committee is composed of individuals affiliated with the Adviser.
The Adviser, including through the Valuation Committee, conducts the valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as approved by the Board. The Fund’s investment portfolio is valued in accordance with the Valuation Policies and Valuation Procedures. The Fund accounts for its investments in accordance with U.S. Generally Accepted Accounting Principles (GAAP), and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended (“ASC 820”), as applicable, which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements.
ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same—to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).
ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
The three-level hierarchy for fair value measurement is defined as follows:
Level 1
—inputs to the valuation methodology are readily available market quotations. These are quoted prices (unadjusted) available in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be “readily available” if it is not reliable. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
Level 2
—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain OTC derivatives where the fair value is based on observable inputs.

Level 3
—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include illiquid loans and investments in privately held entities, non-investment grade residual interests in securitizations, CLOs, and certain OTC derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is materially significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.
The Adviser values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Adviser values Level 2 securities (those that are not actively traded but whose fair value can be determined based on other observable market data) using a price determined by an approved independent pricing vendor.
The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The valuation approach may vary by security/instrument but may include discounted cash flow analysis, comparable public market valuations and comparable transaction valuations. Factors that might materially impact the value of an investment (
e.g
., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed.
The Adviser may engage one or more independent valuation or pricing firms to perform procedures, including providing input about calculation models or providing assurance on the concluded fair values for individual Level 3 investments held by the fund. Such independent third-party pricing services and independent third-party valuation services may be utilized by the Adviser to verify valuation models pursuant to the Fund’s valuation policy at such timing intervals as the Adviser may deem appropriate.
The Adviser seeks to evaluate on a monthly basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a monthly basis. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV to materially understate or overstate the value of its investments at any point in time. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.
If the Adviser reasonably believes an opinion from an independent valuation or pricing firm is inaccurate or unreliable, the Adviser’s Valuation Committee will determine a good-faith fair valuation for the impacted investment. The Adviser’s Valuation Committee, who is solely responsible for the determination of the fair value of the Fund’s investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third-party firms.
In addition, the Fund intends to publicly report the NAV per Share of each class of the Fund on its website on a monthly basis. For information on the Fund’s monthly NAV per Share, please call the Fund toll-free at
855-456-0067
or visit the Fund’s website at https://www.lincolnfinancial.com/public/general/privatemarketfunds/funds. Information contained on the Fund’s website is not incorporated by reference into this Prospectus, and you should not consider such information to be part of this Prospectus. The Board is responsible for overseeing the determination, in good faith, of the fair value of the Fund’s portfolio investments. The Adviser is responsible for the accuracy, reliability or completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
CONFLICTS OF INTEREST
The Fund’s executive officers and Trustees, and the employees of the Adviser or Sub-Adviser, serve or may serve as officers, trustees or principals of other investment vehicles that are managed, advised, or sponsored by the Adviser, Sub-Adviser, or their respective affiliates (“Other Investment Vehicles”) that operate in the same or a related line of business as the Fund or of other Lincoln- or Partners Group-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Investment Vehicles, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by the Advisers or their affiliates), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Fund or the Other Investment Vehicles have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced.
The Advisers are entities in which certain of the Fund’s Trustees and officers may have indirect ownership and
/
or economic interests. Certain of the Fund’s Trustees and officers also serve as officers or principals of other investment managers affiliated with the Advisers that currently, and may in the future, manage Other Investment Vehicles. In addition, certain of the Fund’s officers and Trustees serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund does or of Other Investment Vehicles. Accordingly, to the extent consistent with applicable law and/or the terms of any co-investment exemptive relief, the Fund may not be made aware of and/or given the opportunity to participate in certain investments made Other Investment Vehicles. However, the Sub-Adviser intends to allocate investment opportunities in a fair and equitable manner over time in accordance with its investment allocation policy, as described herein.
The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Investment Vehicles. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates of the Adviser and/or Sub-Adviser achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Advisers, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity, and terms of the Fund’s investments may be negatively impacted by the activities of the Advisers and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Sub-Adviser may enter into transactions and invest in securities, instruments, and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal, or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisers or their affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests, or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser or Sub-Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.
Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.
The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Advisers or other funds managed by the Advisers or their affiliates. The Fund is also not permitted to make any co-investments with the Sub-Adviser or its affiliates (including any fund managed by the Sub-Adviser or its affiliates) without exemptive relief from the SEC, subject to certain exceptions. The Fund and the Sub-Adviser have received exemptive relief that permits the Fund and certain co-investment affiliates to co-invest in suitable negotiated investments. Co-investments made under the exemptive relief are subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund’s ability to participate in a co-investment transaction.
The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Advisers nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Advisers or their affiliates in evaluating the Fund’s creditworthiness.
By reason of the various activities of the Sub-Adviser and its affiliates, the Sub-Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.
The Sub-Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Sub-Adviser believes such voting decisions to be in accordance with their fiduciary obligations.
REPURCHASES OF SHARES
The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than as a result of repurchases of Shares by the Fund, as described below, or, in limited circumstances, as a result of transfers of Shares to other investors.
The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Subject to the Board’s discretion, the Fund currently intends to offer to repurchase Shares from Shareholders quarterly in an amount up to 5% of the Fund’s NAV. The Fund may extend multiple offers to repurchase Shares in a quarter in an aggregate amount of 5% of the Fund’s NAV.

There is no minimum number of Shares which must be repurchased in any repurchase offer.
The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion.
In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing and amount of such an offer, as well as a variety of operational, business and economic factors.
The Adviser currently expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board will consider the following factors, among others:

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the ability to readily determine the Fund’s NAV per share;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.
The Fund currently intends to repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Shareholders. If and when the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s NAV per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.
Shares will be repurchased by the Fund after the Investment Management Fee and any Incentive Fee has been deducted from the Fund’s assets as of the end of the month in which the repurchase occurs—
i.e.
, the accrued Investment Management Fee for the month in which Fund Shares are to be repurchased is deducted prior to effecting the relevant repurchase of Fund Shares.
Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Fund would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Fund intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.
A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $500 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase or redeem Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by the Fund.

The Fund may also repurchase and/or redeem Shares of a Shareholder without consent or other action by the Shareholder or other person, in accordance with the terms of its Agreement and Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act, if the Fund determines that:

•
ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•
with respect to a Shareholder subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares;

•	the Shareholder’s estate submits a tender request and proof of owner’s death;

•	the disabled Shareholder’s legal representative submits tender request and proof of qualified disability; or

•	it would be in the best interests of the Fund for the Fund to repurchase the Shares.
In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly.
Early Repurchase Fee
Repurchases of Shares from Shareholders by the Fund will be paid in cash, as described above. The Fund does not impose any charges in connection with repurchases of Shares except with respect to Shares held less than one year. An early repurchase fee (the “Early Repurchase Fee”) payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares. The Early Repurchase Fee will equal 2.00% of the NAV of the Shares repurchased within less than one year of the purchase. Once Shareholders have held Shares for a year, no fee will be assessed in association with a Share repurchase. The Early Repurchase Fee is payable to the Fund and not to the Advisers. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder.
Repurchase Amounts and Payment of Proceeds
If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, increase the amount of Shares that are subject to the repurchase offer. If the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender Shares in an amount exceeding the revised repurchase offer amount, the Fund will repurchase Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

DESCRIPTION OF CAPITAL STRUCTURE
The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Declaration of Trust and the Fund’s Bylaws, as may be amended from time-to-time. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and the Fund’s Bylaws, copies of which have been filed as exhibits to the registration statement of which this Prospectus forms a part, for a more detailed description of the provisions summarized below.
Shares of Beneficial Interest
The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest, no par value. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended and therefore generally will not be personally liable for the Fund’s debts or obligations.
Shares
Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange, or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata
portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust, or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders. Investors may buy Shares of the Fund through Financial Intermediaries. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction orders or maintaining your account with them. Investors should check with their Financial Intermediary to determine if they are subject to these fees. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. While Class D, Class I and Class IS Shares do not impose a front-end sales load, if you purchase Class D, Class I, or Class IS Shares through certain Financial Intermediaries, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your Financial Intermediary for additional information.
Preferred Shares and Other Securities
The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred Shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.
Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if Distributions on such preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred Shares.
Outstanding Securities
The following table sets forth information about the Fund’s outstanding Shares as of August 1, 2025.

	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Shares	Unlimited	—	—
Class D Shares	Unlimited	—	—
Class I Shares	Unlimited	—	4,481,365
Class IS Shares	Unlimited	—	—
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from willful misfeasance, lack of good faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties involved in the conduct of their office.
Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, lack of good faith or gross negligence in the performance of his or her duties, or reckless disregard of his or her obligations and duties involved in the conduct of such person’s office. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.
The Investment Management Agreement and the Sub-Advisory Agreement provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the applicable agreement, the Adviser or the Sub-Adviser, as the case may be, is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.
Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.
Number of Trustees; Appointment of Trustees; Vacancies; Removal
The Declaration of Trust provides that the number of Trustees shall be fixed from time to time by the Trustees, provided, however, that the number of Trustees shall in no event be less than two. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy, insolvency, adjudicated incompetence, or other incapacity to perform the duties of the office of a Trustee. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.
The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees).
Action by Shareholders
The Declaration of Trust provides that Shareholder action can be taken at a meeting of Shareholders or by written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.
Amendment of Declaration of Trust and Bylaws
Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may make certain amendments to the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and the Fund’s Bylaws, the Board has the exclusive power to amend or repeal the Fund’s Bylaws or adopt new Bylaws at any time.
No Appraisal Rights
In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such jurisdiction’s statutes. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle Shareholders to appraisal rights.
Waiver of Jury Trial
The Declaration of Trust provides that each Trustee, officer, Shareholder and Person beneficially owning an interest in the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.
Exclusive Jurisdiction
The Declaration of Trust provides that each Trustee, officer, Shareholder and Person beneficially owning an interest in the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Fund or its business and affairs, the Statutory Trust Act, the Declaration of Trust or the Fund’s Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. In submitting to the jurisdiction of the courts of Delaware, a Trustee, officer, Shareholder or Person beneficially owning an interest in the Fund may have to bring suit in an inconvenient and less favorable forum. This provision shall not apply to claims arising under federal or state securities laws.
Conflict with Applicable Laws and Regulations
The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.
PURCHASE OF SHARES
You may buy or request that the Fund repurchase Shares through your Financial Intermediary. Because an investment in our Shares involves many considerations, your Financial Intermediary may help you with this decision. Due to the illiquid nature of the Fund’s investments, Shares are only suitable as a long-term investment. Because there is no public market for Shares, Shareholders may have difficulty selling their Shares.
Acceptance and Timing of Purchase Orders
The Fund’s Shares are offered on a monthly basis. An investor must submit a completed purchase order five business days before the first business day of the month in which the purchase is being made (the “Purchase Date”). All purchases are subject to the receipt of immediately available funds four business days prior to the Purchase Date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month. The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund Shares.
Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the Purchase Date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.
Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934. The Fund reserves the right to reject any purchase of Shares in its sole discretion (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.
Initial and any additional purchases of Shares of the Fund by any shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.
Financial Intermediaries also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus (including requirements as to the timing of a subscription and required documentation). Such terms and conditions are not imposed by the Fund, the Distributor, or any other service provider of the Fund. Any terms and conditions imposed by a Financial Intermediary, or operational limitations applicable to such parties, may affect or limit an investor’s ability to purchase Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to their Financial Intermediary.
Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy Shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees incurred.
Purchase Price
Shares are sold at the NAV per Share, as described in “Determination of Net Asset Value,” plus any applicable sales load. Each class of Shares may have a different NAV per Share because shareholder servicing and/or distribution fees differ with respect to each class.
If you participate in our DRP, the cash Distributions attributable to the class of Shares that you purchase will be automatically invested in additional Shares of the same class. The purchase price for Shares purchased under our DRP will be equal to the NAV per share for such Shares on the date the distribution is paid.
The Fund’s NAV is calculated monthly and may vary significantly from one month to the next. The Fund’s NAV per share will be available on the Fund’s website at https://www.lincolnfinancial.com/public/general/privatemarketfunds/funds. Information contained on the Fund’s website is not incorporated by reference into this Prospectus, and you should not consider such information to be part of this Prospectus.
In contrast to securities traded on an exchange or OTC, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated using our valuation methodology based on the value of the Fund’s assets and liabilities, and the price at which we sell new Shares and repurchase outstanding Shares will therefore not change depending on the level of demand by investors or the volume of requests for repurchases.
Class A Shares and Class D Shares
Investors purchasing Class A and Class D Shares may be charged a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 3.00% (for Class A Shares), or from 0.00% to 3.50% (for Class D Shares). A reallowance to participating broker-dealers may be made by the Distributor from the sales load paid by each investor.
You may be able to buy Class A or Class D Shares without a sales load (
i.e.,
“load-waived”) when you are:

•	reinvesting dividends or Distributions;

•	purchasing Shares through a Financial Intermediary that has a special arrangement with the Fund;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services; or

•
any current or retired trustee of the Fund, or any associated trust, person, or profit sharing or other benefit plan of such current or retired trustee; any employee of the Distributor or its affiliates; an employee of an entity with a selling group agreement with the Distributor; or any member of the immediate family of a person qualifying here including a spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.

The following sales loads apply to your purchases of Class A and Class D Shares of the Fund:

Amount Invested	Class A Sales Load (% of Offering Price)	Class A Sales Load (% of Amount Invested)	Class D Sales Load (% of Offering Price)	Class D Sales Load (% of Amount Invested)	Dealer Reallowance (% of Offering Price)*
Under 250,000	3.00%	3.09%	3.50%	3.63%	3.00% (ClassA) / 3.50% (ClassD)
250,000–499,999	2.00%	2.04%	2.50%	2.56%	2.00% (Class A) / 2.50% (Class D)
500,000–999,999	1.00%	1.01%	1.50%	1.52%	1.00% (Class A) / 1.50% (Class D)
1,000,000 and above	0.00%	0.00%	1.00%	1.01%	0.00% (Class A) / 1.00% (Class D)

*	Gross dealer concession paid to participating broker-dealers.
Reduced Sales Loads for Class A and Class D Purchases
As the table above shows, the larger your investment, the lower your initial sales load on Class A and Class D Shares. Each investment threshold that qualifies for a lower sales load is known as a “breakpoint.” You may be able to qualify for a breakpoint on the basis of a single purchase or by aggregating the amounts of more than one purchase in the following ways:
Rights of Accumulation

•
You may combine the value, at the current public offering price, of Class A, Class D, Class I, and Class IS Shares of the Fund already owned with a new purchase of Class A Shares or Class D Shares of the Fund to reduce the sales load on the new purchase. The sales load for the new Class A and Class D Shares will be figured at the rate in the table above that applies to the combined value of your current and new investment.

•
To obtain any of the breakpoint discounts described above, you must notify your Financial Intermediary at the time you purchase Class A or Class D Shares of each eligible account you or a member of your immediate family maintains. If you do not let your Financial Intermediary know of all of the holdings or planned purchases that make you eligible for a reduction, you may not receive a discount to which you are otherwise entitled. It is solely your Financial Intermediary’s responsibility to ensure that you receive discounts for which you are eligible, and the Fund and Distributor are not responsible for your Financial Intermediary’s failure to apply the eligible discount to your purchase and account. You may be asked by the Fund or your Financial Intermediary for account statements and other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different Financial Intermediary and records of accounts established by members of your immediate family.

Letter of Intent

•
You may reduce the sales load you pay on the purchase of Class A or Class D Shares by making investments pursuant to a Letter of Intent (an “LOI”). Under an LOI, you may purchase additional Class A or Class D Shares of the Fund over a 13-month period and pay the same sales load as if you had purchased all the Class A or Class D Shares at once. Your individual purchases will be made at the applicable sales load based on the amount you intend to invest over a 13-month period. In addition, the market value of any current holdings in the Fund (as described and calculated under “—
Rights of Accumulation
” above) are eligible to be aggregated as of the start of the 13-month period and will be credited toward satisfying the LOI, but the reduced LOI sales load rate will only apply to purchases made on or after the commencement date of the LOI. The 13-month LOI period commences with your first purchase of Class A or Class D Shares at the reduced LOI sales load rate, and this first purchase also acknowledges acceptance of the terms of the LOI. The initial investment must meet the minimum initial purchase requirements for Class A or Class D Shares. Purchases resulting from the reinvestment of Distributions do not apply towards the fulfillment of the LOI.

•
In all instances, it is the investor’s responsibility to notify their Financial Intermediary of any current holdings in the Fund that should be counted towards the sales load reduction (and provide account statements and other records, as needed, for verification purposes) and any subsequent purchases that should be counted towards fulfillment of the LOI.

Class I and Class IS Shares
While neither the Distributor nor the Fund imposes a front-end sales charge on Class I Shares and Class IS Shares, if you purchase Class I Shares or Class IS Shares through certain Financial Intermediaries, such Financial Intermediaries may directly charge you transaction or other fees in such amount as they may determine. Please consult your Financial Intermediary for additional information. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.
TAX ASPECTS
The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult the Shareholder’s personal advisors with respect to the purchase, ownership and disposition of Shares.
The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.
Taxation of the Fund
The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code as soon as is reasonably practicable and intends to maintain its qualification as a RIC annually thereafter. For periods prior to the effectiveness of the RIC election, the Fund expects to be taxed as a corporation for U.S. federal income tax purpose. When it qualifies as a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to Shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will qualify as a RIC if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of Shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such Shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.
In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to Shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to Shareholders (including amounts that are reinvested pursuant to the DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.
If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Shareholders. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.
As a RIC, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any Distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the Distribution was declared. The Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.
If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed. The Fund would not be able to deduct Distributions to Shareholders, nor would they be required to be made. All Distributions out of earnings and profits would be taxed as ordinary dividend income. Such Distributions generally would be eligible for the dividends-received deduction in the case of certain corporate Shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate Shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s tax basis, and any remaining Distributions would be treated as a capital gain. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make Distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.
While the Fund generally intends to qualify as a RIC for each taxable year, it is expected that as the Fund ramps up its portfolio, the Fund will not satisfy the income test or asset diversification test described above with respect to its initial taxable year or other taxable year and thus will not qualify as a RIC for such taxable year. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify as a RIC.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent five years, unless it made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.
Some of the income and fees that the Fund may recognize will not satisfy the income test described above. In order to ensure that such income and fees do not disqualify the Fund as a RIC for a failure to satisfy such test, the Fund may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. federal, state and potentially local corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.
For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s capital loss carryforwards and other favorable tax attributes, if any, may be subject to limitation.
Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with original issue discount (“OID”), may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a Distribution to Shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.
There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, and to minimize the risk that it becomes subject to U.S. federal income or excise tax.
Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Fund. If at least 50% of the value of the Fund’s total assets at the close of each quarter of its tax year is represented by interests in other RICs, the Fund may elect to “pass-through” to Shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata
share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata
share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).
The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (
i.e.
, a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Fund Shareholders, and which will be recognized by Fund Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.
Some of the collateralized loan obligations (“CLOs”) in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s Distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs.
If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata
share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.
The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any Distributions during a tax year made by the Fund before such losses were recognized would be re-characterized as a return of capital to Fund Shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Fund Shareholder’s tax basis in Fund Shares.
If the Fund utilizes leverage through the issuance of preferred Shares or borrowings, it will be prohibited from declaring a Distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such Distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Fund Shares. Limits on the Fund’s ability to pay dividends on Fund Shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making Distributions on Fund Shares because of any applicable asset coverage requirements, the terms of preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred Shares would be entitled to receive upon redemption or liquidation of such preferred Shares.
Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of Shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S.

federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.
The remainder of this discussion assumes that the Fund has qualified for and maintained its treatment as a RIC for U.S. federal income tax purposes and has satisfied the distribution requirements described above.
Taxation of U.S. Shareholders
Distributions
Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such Distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed Distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Fund’s Distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total Distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A Distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s tax basis in its Shares. To the extent that the amount of any such Distribution exceeds the Shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such Distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a Distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.
A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.
It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund will be characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. Additionally, royalty income derived directly by the Fund, including the Fund’s share of royalty income derived from a partnership or an LLC (or other pass-through entity), would be characterized as ordinary income for U.S. federal income tax purposes. Royalty income will not satisfy the income test described above. In order to ensure that royalty income does not disqualify the Fund as a RIC for a failure to satisfy such test, the Fund may invest in certain royalty investments through taxable corporations, as described above, which may or may not be controlled by the Fund, in which case the royalty income would be taxed to such corporations and would not flow through to the Fund. In addition, certain of the Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of Distributions to Shareholders.
Distributions made by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the Distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and generally will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. To the extent that the Fund invests in certain royalty investments through taxable corporations, Distributions to the Fund out of the of earnings and profits of such taxable corporations may be eligible for the dividends-received deduction and for the reduced rates applicable to “qualified dividend income.” Given the Fund’s investment strategy, it is not expected that a significant portion of the Distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”
Certain Distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by Shareholders is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
If a person acquires Shares shortly before the record date of a Distribution, the price of the Shares may include the value of the Distribution, and the person will be subject to tax on the Distribution even though economically it may represent a return of the person’s investment in such Shares.
Distributions paid by the Fund generally will be treated as received by a Shareholder at the time the Distribution is made. However, the Fund may, under certain circumstances, elect to treat a Distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the Distribution was earned. If the Fund makes such an election, the Shareholder will still be treated as receiving the Distribution in the tax year in which the distribution is received. In this instance, however, any Distribution declared by the Fund in October, November, or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the Distribution was declared.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred Shares, the Fund intends each year to allocate capital gain dividends, if any, between its common Shares and preferred Shares in proportion to the total dividends paid to each class with respect to such tax year.
The Fund expects to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (i) Shares being held by at least 500 persons at all times during a taxable year, (ii) Shares being continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended) or (iii) Shares being treated as regularly traded on an established securities market. However, there can be no assurance that the Fund will be treated as a publicly offered regulated investment company for all years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of non-corporate Shareholders, (1) the Fund’s earnings will be computed without taking into account such Shareholders’ allocable Shares of the management and incentive fees paid to the Adviser and certain of the Fund’s other expenses, (2) each such Shareholder will be treated as having received or accrued a Distribution from the Fund in the amount of such Shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such Shareholder will be treated as having paid or incurred such Shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such Shareholder. Miscellaneous itemized deductions generally are not deductible by a non-corporate Shareholder.
Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of Distributions, and Shareholders receiving Distributions in the form of additional Shares will receive a report as to the NAV of those Shares. In addition, the federal tax status of each year’s Distributions generally will be reported to the IRS, including the amount of Distributions, if any, eligible for the preferential maximum rate generally applicable to long-term capital gains.
Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.
Sale or Exchange of Shares
The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed Distributions to non-tendering Shareholders. On the other hand, Shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.
Losses realized by a Shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any Distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of Distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.
Non-corporate Shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gain (
i.e.
, the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a tax year (
i.e.
, capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate Shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.
Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their Financial Intermediaries with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding and Information Reporting
Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident Shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Taxation of Tax-Exempt Shareholders
A Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt Shareholder of the activities that the Fund proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt Shareholder should not be subject to U.S. federal income taxation solely as a result of such Shareholder’s direct or indirect ownership of the Shares and receipt of Distributions with respect to such equity (regardless of whether we incur indebtedness). Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt Shareholder. Therefore, a tax-exempt Shareholder should not be treated as earning income from “debt-financed property” and Distributions paid by the Fund should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that it incurs. Certain tax-exempt private universities are subject to an additional 1.4% excise tax on their “net investment income,” including income from interest, dividends, and capital gains. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if the Fund were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which the Fund does not currently plan to do, that could result in a tax-exempt Shareholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Shareholders
Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.
The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.
If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, Distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax of 30% (or lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. Shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to the respective rate of withholding tax applicable to non-U.S. Shareholders.
A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, the special rules described below under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) apply or such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to the applicable U.S. tax rate.
Furthermore, properly reported Distributions by the Fund and received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (
i.e.,
the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible Distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such Distributions (
e.g.,
derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a Distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any Distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on Distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.
If the Fund distributes net capital gains in the form of deemed rather than actual Distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.
Under FIRPTA, special rules may apply to a non-U.S. Shareholder receiving a Distribution if at least 50% of the Fund’s assets consist of U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Code and Treasury Regulations). Distributions to a non-U.S. Shareholder that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the non-U.S. Shareholder held no more than 5% of Shares at any time during the one-year period ending on the date of the Distribution. If the non-U.S. Shareholder held more than 5% of Shares, the Distribution would be treated as income effectively connected with a trade or business within the U.S. and the non-U.S. Shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply to a non-U.S. Shareholder’s gain on the sale of Shares unless the Fund is domestically controlled (meaning that more than 50% of the value of Shares is held by U.S. Shareholders) or the non-U.S. Shareholder owns no more than 5% of a class of Shares at any time during the five-year period ending on the date of sale.
Distributions will be treated in the manner described above regardless of whether such Distributions are paid in cash or invested in additional Shares pursuant to the DRP. A non-U.S. Shareholder receiving Distributions in the form of additional Shares will generally be treated as receiving a Distribution in the amount of the fair market value of the distributed Shares. If the distribution is subject to withholding tax as described above, only the net after-tax amount will be reinvested in additional Shares. If the distribution is “effectively connected” with a U.S. trade or business of the non-U.S. Shareholder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. Shareholder), and the non-U.S. Shareholder complies with the applicable certification and disclosure requirements, the full amount of the Distribution generally will be reinvested in additional Shares and will nevertheless be subject to U.S. federal income tax at the rates and in the manner applicable to U.S. persons generally. The additional Shares received by a non-U.S. Shareholder pursuant to the DRP will have a new holding period commencing on the day following the day on which the Shares were credited to the non-U.S. Shareholder’s account.
Under the Foreign Account Tax Compliance Act provisions of the Code, the Fund is required to withhold U.S. tax (at the applicable rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.
Other Taxes
Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In those states or localities, entity-level tax treatment and the treatment of Distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
ERISA CONSIDERATIONS
Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Advisers will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.
The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisors regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees). The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer or sale or transfer of substantially all of the Fund’s assets. The Fund may be dissolved only upon approval of not less than a majority of the Trustees or, to the extent provided under those circumstances described in this Prospectus, by the vote of the majority of the outstanding Shares. To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the continuing trustees followed by the favorable vote of the holders of at least 75% of the outstanding Shares of each affected class or series of Shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least a majority of the continuing trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. The Board has considered these anti-takeover provisions, including provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, and determined that these anti-takeover provisions are in the best interests of Shareholders. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
PLAN OF DISTRIBUTION
Lincoln Financial Distributors, Inc., located at 130 N. Radnor-Chester Road Rd., Radnor, PA 19087, serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s

Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at a price equal to the then-current NAV per Share plus, in the case of Class A and Class D Shares, the applicable sales load. The Distributor intends to enter into agreements with Financial Intermediaries for the sale and servicing of the Fund’s Shares. While Class I and Class IS Shares do not impose a front-end sales load, if you purchase Class I or Class IS Shares through certain Financial Intermediaries, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your Financial Intermediaries for additional information. In reliance on Rule 415 under the Securities Act of 1933, as amended, the Fund intends to offer an unlimited number of Shares, on a continual basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the purchase of the Shares from Financial Intermediaries. Shares of the Fund will not be listed on any securities exchange and the Distributor will not act as a market maker in Fund Shares.
The Advisers or their affiliates, in the Advisers’ discretion and from their own resources, may pay Additional Compensation to Financial Intermediaries in connection with the sale of Fund Shares. In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediary’s registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating a Financial Intermediary. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by Shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee, directly or indirectly, to Financial Intermediaries or financial institutions for providing ongoing services in respect of clients to whom it has distributed Shares of the Fund. Such services may include electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisers may reasonably request.
Purchasing Shares
Class A, Class D, Class I, and Class IS Shares of the Fund may be purchased through Financial Intermediaries offering such Shares. Shares are generally available for purchase as of the first Business Day (as defined below) of each calendar month, except that Shares may be made available for purchase more or less frequently as determined by the Fund’s Board in its sole discretion. For purposes of this Prospectus, “Business Day” means a day on which the New York Stock Exchange is open for trading. Orders will be priced based on the Fund’s NAV next computed (at the close of regular trading (generally 4:00 p.m. Eastern Time) on a day that the NYSE is open for business) after such orders are received by a Financial Intermediary and accepted by the Fund. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay, directly or indirectly, the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction orders and maintaining your account with them. Investors should check with their Financial Intermediary to determine if they are subject to these or other fees imposed by their Financial Intermediary.
While Class I and Class IS Shares are not subject to a front-end sales load, if you purchase Class I or Class IS Shares through certain Financial Intermediaries, such Financial Intermediaries may directly charge you transaction or other fees in such amount as they may determine. Please consult your Financial Intermediary for additional information. Investors in Class A, Class D, Class I, or Class IS Shares may be subject to additional purchase deadlines set by their Financial Intermediary. Financial Intermediaries who miss Fund deadlines on behalf of their clients on any day may have their purchases delayed until the next day that the Fund accepts purchases orders.
If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.
Purchase Terms
The minimum initial investment with respect to Class A and Class D Shares is $2,500 for all accounts. With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts. The minimum initial investment with respect to Class IS Shares is $25,000 for all accounts. For all share classes, subsequent investments may be made with at least $500, except for purchases made pursuant to the Fund’s DRP or as otherwise permitted by the Fund. The Fund reserves the right to waive the investment minimums. The minimum initial investment is waived for certain individuals, such as any current or retired trustee of the Fund, or any associated trust, person, or profit sharing or other benefit plan of such current or retired trustee; any employee of the Distributor or its affiliates; an employee of an entity with a selling group agreement with the Distributor; or any member of the immediate family of a person qualifying here including a spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. The Fund may permit a Financial Intermediary to waive the minimum initial investment for Class I Shares in the following situations: broker-dealers purchasing Shares for clients in broker-sponsored discretionary fee-based advisory programs; Financial Intermediaries with clients of a registered investment adviser (RIA) who have entered into an agreement to offer Class I Shares through a no-load program or investment platform; and certain other situations deemed appropriate by the Fund.
The Fund’s Shares are offered for sale through the Distributor at NAV plus, in the case of Class A and Class D Shares, the applicable sales load. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares. Investors purchasing Class A Shares may be charged a sales load of up to 3.00% of their purchase, as described herein. Investors purchasing Class D Shares may be charged a sales load of up to 3.50% of their purchase, as described herein. A reallowance to participating broker-dealers may be made by the Distributor from the sales load paid by each investor. A reallowance to participating broker-dealers may be made by the Distributor from the sales load paid by each investor purchasing Shares. While Class I and Class IS Shares do not impose a front-end sales load, if you purchase Class I or Class IS Shares through certain Financial Intermediaries, such Financial Intermediaries may directly charge you transaction or other fees in such amount as they may determine. Please consult your Financial Intermediary for additional information.
Class A, Class D, Class I, and Class IS Shareholders who tender for repurchase Shares that they have held for less than one year after purchase, as of the time of repurchase, will be subject to the Early Repurchase Fee of 2.00% of the NAV of Shares repurchased. See “
Repurchases of Shares
.”
Rights of Accumulation
You may combine the value, at the current public offering price, of Class A, Class D, Class I, and Class IS Shares of the Fund already owned with a new purchase of Class A or Class D Shares of the Fund to reduce the sales load on the new purchase. For the purposes of determining the applicable reduced sales load, the right of accumulation allows you to include prior purchases of Class A, Class D, Class I, and Class IS Shares of the Fund as part of your current investment. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing Shares for your own account or trust or custodial accounts for your minor children; or

•
a fiduciary purchasing Shares for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify your Financial Intermediary at the time you purchase Class A or Class D Shares of each eligible account you or a member of your immediate family maintains. If you do not let your Financial Intermediary know of all of the holdings or planned purchases that make you eligible for a reduction, you may not receive a discount to which you are otherwise entitled. It is solely your Financial Intermediary’s responsibility to ensure that you receive discounts for which you are eligible, and the Fund and Distributor are not responsible for your Financial Intermediary’s failure to apply the eligible discount to your purchase and account. You may be asked by the Fund or your Financial Intermediary for account statements and other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different Financial Intermediary and records of accounts established by members of your immediate family.
Exchanging Shares
Exchanges from one class of Shares to another class of Shares are generally not permitted. Upon request, the Fund may, in its discretion, permit a current Shareholder to exchange his or her Shares to another class of Shares in a non-taxable transaction; provided that such Shareholder meets the requirements of the new Share class.
Share Class Considerations
When selecting a Share class, you should consider, among other things, the following:

•	which Share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the Shares; and

•	total costs and expenses associated with purchasing and holding a particular Share class, including any applicable sales load.
Each investor’s financial considerations are different. You should speak with your Financial Intermediary to help you decide which Share class is best for you based on your particular circumstances. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase and should address any questions you may have with your Financial Intermediary before investing.
Distribution Expenses
The Fund has adopted a “Distribution and Servicing Plan” with respect to its Class A and Class D Shares under which the Fund compensates financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders to whom they have distributed Shares of the Fund. Such services may include, but are not limited to, receiving, aggregating and processing Shareholder orders, furnishing Shareholder sub-accounting, providing and maintaining elective shareholder services such as check writing and wire transfer services, providing and maintaining pre-authorized investment plans, communicating periodically with Shareholders, and providing such other similar services as may reasonably be requested to the extent permitted by law. Under the Distribution and Servicing Plan, the Fund, with respect to Class A and Class D Shares, will incur expenses on an annual basis not exceeding 0.75% of its aggregate NAV as of the beginning of the first calendar day of each applicable month, payable monthly in arrears. The currently effective rates for Class A and Class D Shares are 0.60% and 0.25%, respectively. Because these expenses are paid out of the Fund’s assets on an ongoing basis, over time, these expenses will increase the cost of your investment in Class A and Class D Shares.

The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees.
Shareholder Services Fee
Class A, Class D, and Class IS Shares may charge a non-distribution related Shareholder servicing fee of up to 0.25% per year (the “Shareholder Services Fee”) under its Administration Agreement with The Lincoln National Life Insurance Company. The Fund may use these fees, in respect of the relevant class, to compensate Financial Intermediaries or financial institutions for Shareholder services-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services include responding to operational inquiries from Shareholders; processing purchase, redemption and exchange orders with the Fund’s transfer agent; providing Shareholders with automatic investment services, including investments in Funds; and such other information and liaison services as the Fund or the Adviser may reasonably request.
DISTRIBUTIONS
The Fund intends to make a distribution each quarter to its Shareholders of the net investment income of the Fund after payment of Fund Operating Expenses. The dividend rate may be modified by the Board from time to time.
To the extent that any portion of the Fund’s quarterly Distributions are considered a return of capital to Shareholders, such portion would not be considered dividends for U.S. federal income tax purposes, and would represent a return of the amounts that such Shareholders invested. Although such return of capital Distributions are not currently taxable to Shareholders, such Distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income (if any) undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total Distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board.
Each year, a statement on Form 1099-DIV identifying the sources of the Distributions (
i.e.
, paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to Shareholders subject to IRS reporting. Fund ordinary Distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays Distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay Distributions at a specific rate or at all.
The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code as soon as is reasonably practicable and intends to maintain qualification as a RIC annually thereafter. As discussed in the “Tax Aspects” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash Distributions. If the Fund issues senior securities, the Fund will be prohibited from making Distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if Distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.
Dividend Reinvestment Plan
The Fund will operate under the DRP administered by the Transfer Agent. Pursuant to the DRP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.
Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the DRP on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all Distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent thirty (30) days prior to the record date of the Distribution or the Shareholder will receive such Distribution in Shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a Distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund. The number of Shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.
The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the Shareholder participating in the DRP (each, a “participant”), and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, the Transfer Agent will administer the DRP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.
Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. To the extent a non-U.S. Shareholder is subject to U.S. federal withholding tax on a Distribution, the Fund will withhold the applicable tax and the balance will be reinvested in Shares (or paid to such non-U.S. Shareholder in cash if the non-U.S. Shareholder has opted out of the DRP). See “
Tax Aspects
.”
The Fund reserves the right to amend or terminate the DRP upon 30 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.
FISCAL YEAR; REPORTS
For accounting purposes, the Fund’s fiscal year and tax year are expected to end on March 31 and October 31, respectively. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the Distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
INQUIRIES
Inquiries concerning the Fund and the Shares should be directed to:
Lincoln Partners Group Royalty Fund
150 N. Radnor-Chester Road
Radnor, PA 19087
855-456-0067

Investors should rely only on the information contained in this Prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this Prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This Prospectus does not constitute an offer to sell any securities other than those to which this Prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This Prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this Prospectus or that any sale made pursuant to this Prospectus implies that the information contained in this Prospectus will remain fully accurate and correct as of any time subsequent to the date of this Prospectus.
LINCOLN PARTNERS GROUP ROYALTY FUND
SHARES OF BENEFICIAL INTEREST

PROSPECTUS

[
●
], 2025

Investors should rely only on the information contained in this Prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this Prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This Prospectus does not constitute an offer to sell any securities other than those to which this Prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This Prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this Prospectus or that any sale made pursuant to this Prospectus implies that the information contained in this Prospectus will remain fully accurate and correct as of any time subsequent to the date of this Prospectus.

LINCOLN PARTNERS GROUP ROYALTY FUND

SHARES OF BENEFICIAL INTEREST

PROSPECTUS

[●], 2025

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Statement of Additional Information

[●], 2025

Subject to Completion

LINCOLN PARTNERS GROUP ROYALTY FUND

SHARES OF BENEFICIAL INTEREST

Class A Shares

Class D Shares

Class I Shares

Class IS Shares

Statement of Additional Information

[    ], 2025

Lincoln Partners Group Royalty Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek high risk-adjusted returns across various market cycles. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund’s Prospectus. This Statement of Additional Information should be read in conjunction with the Fund’s Prospectus, a copy of which may be obtained upon request and without charge by writing to the Fund at Lincoln Partners Group Royalty Fund, 150 N. Radnor-Chester Road, Radnor, PA 190871, by calling toll-free 855-456-0067 or by accessing the Fund’s website at https://www.lincolnfinancial.com/public/general/privatemarketfunds/funds. The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Fund’s Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Fund’s Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed therein. Prospective investors must refer also to “Types of Investments and Related Risks” in the Fund’s Prospectus for a complete presentation of the matters disclosed below.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe for and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the related security’s market price such as when there is no movement in the level of the underlying security.

Equity Securities

In addition to common stock, the Fund may invest in other equity securities, such as depositary receipts.

Depositary Receipts. The Fund may hold investments in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present the additional investment considerations of non-U.S. securities.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages, experienced extreme volatility, and in some cases, a lack of liquidity. Lincoln Financial Investments Corporation (the “Adviser” or “Lincoln”), the Fund’s investment advisor, and Partners Group (USA) Inc. (“Partners Group” or the “Sub-Adviser”), the Fund’s investment sub-advisor, will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective; but there can be no assurance that it will be successful in doing so.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisers will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisers will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Bank Loans and Participations

The Fund’s investment program may include bank loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws; (ii) so-called “lender liability” claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations; and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participation in a portion of a loan typically results in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution. In addition, because bank loans are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities.

In March 2023, several financial institutions experienced a larger-than-expected decline in deposits and two banks, Silicon Valley Bank (“SVB”) and Signature Bank, were placed into receivership. Given the interconnectedness of the banking system, the Federal Reserve invoked the systemic risk exception, temporarily transferred all deposits—both insured and uninsured—and substantially all the assets of the two banks into respective bridge banks and guaranteed depositors’ full access to their funds.

This type of systemic risk event and/or resulting government actions can negatively impact the Fund, for example, through less credit being available to issuers or uncertainty regarding safety of deposits at other institutions. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts.

Special Purpose Acquisition Companies

A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. Shortly after the SPAC’s IPO, such units typically are split into publicly listed common stock and warrants (and rights, if applicable) which are each listed and traded separately. The proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates the acquisition. A SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If the SPAC does not complete the acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.

SPACs are “blank check” companies with no operating history and, at the time that the Fund invests in a SPAC, the SPAC typically has not conducted any discussions or made any plans, arrangements, or understandings with any prospective transaction candidates. Accordingly, there is a limited basis, if any, on which to evaluate the SPAC’s ability to achieve its business objective, and the value of its securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. While certain SPACs are formed to make transactions in specified market sectors, others are complete “blank check” companies, and the management of the SPAC may have limited experience or knowledge of the market sector in which the transaction is made. Accordingly, at the time that the Fund invests in a SPAC, there may be little or no basis for the Fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire. A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. While a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid. There can be no assurance that a market will develop.

The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested.

The Fund may invest in liquid alternative strategies including stocks, rights, warrants, and other securities of SPACs. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an initial public offering.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities, unless future SEC staff guidance permits designation or segregation to a lesser extent. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the Fund’s net asset value (“NAV”).

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement prorated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Other Fund Strategies

Short Sales

The Fund may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Short selling involves a number of risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.

Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent, or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Derivatives

General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Fund is not subject to regulation as a commodity pool under the Commodity Exchange Act (the “CEA”).

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund does not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. To enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Futures positions also may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing monthly NAV, the Fund marks to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of Fund Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. To reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent.

The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.

The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Securities Lending

To the extent permitted by the 1940 Act, the Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions; provided, however, that the value of such loaned securities may not exceed one-third of the Fund’s total asset value, including collateral received in respect of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Advisers to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that such loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. The Fund may also call such loans to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Involuntary Repurchases and Mandatory Redemptions

The Fund, consistent with the requirements of the Fund’s Agreement and Declaration of Trust, the provisions of the 1940 Act and rules thereunder, including Rule 23c-2, has the right to repurchase or redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including:

•

ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•

continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Advisers, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund to repurchase or redeem Shares (any such repurchases or redemptions will be conducted consistent with Rule 23c-2 under the 1940 Act).

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this Statement of Additional Information, “majority of the outstanding voting securities of the Fund” means the lesser of: (i) of 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Board without shareholder approval and on prior notice to shareholders of the Fund. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1)

Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(2)	Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law, interpretations or modifications thereof, or exemptive relief;

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

(4)

Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes debt investments in accordance with its stated investment strategies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

(5)

Invest more than 25% of its total assets (taken at market value at the time of each investment) in issuers in any one industry, except that the Fund will invest more than 25% of such assets in Intellectual Property Rights Industries; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry (other than those securities backed only by the assets and revenues of non-governmental users) with respect to which the Fund will not invest 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities backed by the same source of revenue.

(6)

Purchase or sell real estate. This policy does not preclude the Fund from investing in securities or other instruments secured by real estate or interests therein or in securities or other instruments of companies that invest in real estate, and the Fund may hold and continue to hold real estate as a result of corporate actions or defaults on securities or other instruments secured by real estate.

For purposes of fundamental investment restriction (5), Intellectual Property Rights Industries means the group of industries where the value and/or potential value of the Fund’s investments arise from, or are underpinned by, intellectual property rights (such as copyrights, trademarks, patents, licenses, or other rights to intellectual property): media and entertainment (music, film, and television), pharmaceuticals and healthcare, and consumer discretionary (sports and brands). The Fund will treat with respect to participation interests both the financial intermediary and the borrower as “issuers” for purposes of fundamental investment restriction (5). The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time, as applicable.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund may not:

(1)

Change or alter the Fund’s investment objective or policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in royalty investments, throughout the world, including the United States;

(2)	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and

(3)

Purchase any securities on margin except as may be necessary in connection with transactions described in the Fund’s prospectus and under “Investment Objective, Policies and Risks” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

MANAGEMENT OF THE FUND

The Fund’s business and affairs are overseen by the Board. The Board currently consists of four members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary.

Board of Trustees and Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s Agreement and Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

Name, address and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Board Membership Held by Trustee during Past Five Years
Interested Trustee(2)

Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President and Chair	Indefinite Length – Since Inception	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President, and Head of Funds Management.	117	Lincoln Financial Investments Corporation; CITRS, Inc.

Independent Trustees

Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Indefinite Length – Since Inception	Retired	4	Lincoln Partners Group Royalty Fund since 2025 (1 portfolio); Lincoln Funds Trust since 2024 (2 portfolios); Copeland Capital Trust since 2010 (3 portfolios); Lincoln Variable Insurance Products Trust (113 portfolios) – retired 2024

Name, address and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Board Membership Held by Trustee during Past Five Years
Joseph P. LaRocque 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1967	Trustee	Indefinite Length – Since Inception	Founder, Lighthouse Tax Advisors; Independent Director, Self-Employed; Partner, Towson Tax & Consulting; Managing Director, Legg Mason Global Asset Mgmt.	4	Lincoln Partners Group Royalty Fund since 2025 (1 portfolio); Lincoln Funds Trust since 2024 (2 portfolios); Director, Franklin Templeton, Luxembourg and Irish UCITS Funds; Director, Columbia Threadneedle UK and Luxembourg UCITS Funds.

Thomas P. Sholes 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1964	Trustee	Indefinite Length – Since Inception	Managing Member, Veritas Consulting Solutions; Managing Director, BNY Mellon Pershing; Adjunct Faculty, Naumann University.	4	Lincoln Partners Group Royalty Fund since 2025 (1 portfolio); Lincoln Funds Trust since 2025 (2 portfolios)

(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services. The Fund Complex consists of the Fund, the Lincoln Partners Group Royalty Fund, the 113 series of the Lincoln Variable Insurance Products Trust, and the 2 series of the Lincoln Funds Trust.

(2)

“Interested person,” as defined in the 1940 Act, of the Fund. Mr. Bronchetti is an interested person of the Fund because he is a Director and Officer of Lincoln Financial Investments Corporation, the investment adviser to the Fund, and an officer of The Lincoln National Life Insurance Company, the parent company of the Fund’s investment adviser.

Officers

The preceding table gives information about Mr. Bronchetti, who is the President of the Fund. The following table sets forth each other officer’s name, age, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Matthew L. Arnold YOB: 1967	Vice President	Indefinite Length – Since Inception	Vice President, Lincoln National Corporation

Matthew T. Berger YOB: 1982	Vice President	Indefinite Length – Since Inception	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.

Jayson R. Bronchetti YOB: 1979	President	Indefinite Length – Since Inception	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.

Samuel K. Goldstein YOB: 1976	Vice President and Assistant Secretary	Indefinite Length – Since Inception	Vice President and Assistant Secretary, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.

James J. Hoffmayer YOB: 1973	Vice President, Treasurer, and Chief Accounting Officer	Indefinite Length – Since Inception	Vice President and Treasurer, Lincoln Financial Investments; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Lincoln Financial Investments; Managing Director, SEI; Treasurer and Chief Financial Officer, SEI Family of Mutual Funds.

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald A. Holinsky YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Indefinite Length – Since Inception	Senior Vice President and Chief Counsel, Investment Management, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Financial Investments Corporation; Formerly: Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Financial Investments Corporation.

Michael C. Hoppe YOB: 1988	Vice President	Indefinite Length – Since Inception	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.

Yun (Maria) Ma YOB: 1978	Vice President	Indefinite Length – Since Inception	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.

Jennifer M. Matthews YOB: 1976	Vice President	Indefinite Length – Since Inception	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.

Colleen E. O’ Leary YOB: 1984	Vice President	Indefinite Length – Since Inception	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Benjamin A. Richer YOB: 1984	Senior Vice President	Indefinite Length – Since Inception	Senior Vice President and Head of Funds Management, Lincoln Financial Investments Corporation; Senior Vice President, Lincoln National Corporation; Senior Vice President, The Lincoln National Life Insurance Company; Senior Vice President, Lincoln Life & Annuity Company of New York; Formerly: Director of Asset Strategies, Nationwide Fund Advisors.

Jay T. Shearon YOB: 1972	Vice President	Indefinite Length – Since Inception	Assistant Vice President, Lincoln Financial Investments Corporation, Lincoln Life & Annuity Company of New York, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Lincoln Variable Insurance Products Trust.

Indefinite Length – Since Inception

John (Jack) A. Weston YOB: 1959	Vice President and Chief Compliance Officer	Indefinite Length – Since Inception	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.

Amber Williams YOB: 1979	Senior Vice President	Indefinite Length – Since Inception	Senior Vice President and Head of Client Investment Strategies, Lincoln Financial Investments Corporation; Senior Vice President, Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation; Senior Vice President, The Lincoln National Life Insurance Company; Formerly, Head of Product Management, Nationwide Investment Management Group.

Yajun (Alex) Zeng YOB: 1982	Vice President	Indefinite Length – Since Inception	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.

(1)	The address of each officer is care of the Secretary of the Fund at Lincoln Bain Capital Total Credit Fund, 150 N. Radnor-Chester Road, Radnor, PA 19087.

Biographical Information and Discussion of Experience and Qualifications, etc.

Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee of the Fund.

Interested Trustee

Jayson R. Bronchetti. Mr. Bronchetti has served as Chair and Trustee of the Fund since its inception. Mr. Bronchetti also serves as Chair and President of Lincoln Financial Investments Corporation, the Lincoln Funds Trust, and the Lincoln Variable Insurance Products Trust. Mr. Bronchetti serves as Executive Vice President, Chief Investment Officer, and Head of Hedging and Sustainability for Lincoln Financial, the ultimate parent company of the Adviser. Mr. Bronchetti joined Lincoln Financial in 2013. Mr. Bronchetti previously served as Executive Director of Debt Capital Markets for J.P. Morgan. He has also held positions in private equity, fixed income asset management, credit research, and trading with Macquarie Investments and Bank of America. He is a founding Chapter Executive of the Chartered Alternative Investment Analyst (“CAIA”) Society of Philadelphia and has served as a board member on several private equity owned companies and charitable foundations. Mr. Bronchetti received a bachelor’s degree in finance, with a minor in economics, from Miami University in Oxford, Ohio. He is also a graduate of the Executive Development Program at the Wharton School of the University of Pennsylvania. Mr. Bronchetti is a member of the CFA Society of Philadelphia, and holds Series 7, Series 79, and Series 63 securities licenses.

Independent Trustees

Thomas A. Leonard. Mr. Leonard has served as a Trustee of the Fund since its inception. Mr. Leonard also serves as a Trustee of the Lincoln Funds Trust since 2024. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008, where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust, Lincoln Funds Trust and Lincoln Partners Group Royalty Fund and was previously a board member of the Lincoln Variable Insurance Products Trust, AlphaOne Capital, and WT Mutual Fund. Since 2012, Mr. Leonard has served as a financial consultant to the FundVantage Trust. Mr. Leonard holds a B.S. in accounting from LaSalle University. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.

Joseph P. LaRocque. Mr. LaRocque has served as Trustee of the Fund since its inception. Mr. LaRocque is a Certified Public Accountant and is the founder of Lighthouse Tax Advisors, a boutique US tax consulting firm. Mr. LaRocque also serves as a board member of Lincoln Funds Trust, Lincoln Partners Group Royalty Fund and several UCITS funds. Previously, Mr. LaRocque held various senior roles at Legg Mason Global Asset Management, including heading the organization’s international product development and non-US distribution organizations and holding senior business roles. Prior to that, Mr. LaRocque was a Senior Manager in PricewaterhouseCoopers audit practice. Mr. LaRocque holds a bachelor’s degree and MBA from Southern New Hampshire University. Through his experience, Mr. LaRocque provides the Board with accounting, auditing and financial services industry experience.

Thomas P. Sholes. Mr. Sholes has served as a Trustee of the Fund since its inception. Mr. Sholes also serves as a trustee of Lincoln Funds Trust and Lincoln Partners Group Royalty Fund. Mr. Sholes is the founder of Veritas Consulting Solutions which provides strategic advisory services to financial institutions and technology firms.

Previously, Mr. Sholes held leadership roles at BNY Mellon Pershing (2010-2024), including Chief Strategy Officer/Head of Global Strategy and Product Management, Chairman and President of Lockwood Advisors and as a member of the BNY Mellon Pershing executive committee. Prior to that Mr. Sholes held several senior positions with financial services firms including PNC Global Investment Servicing and Federated Investors, Inc. Mr. Sholes also serves as a member of the Investment Committee for the Archdiocese of Philadelphia. Mr. Sholes holds an MBA from Carnegie Mellon University and a bachelor’s degree in finance from Pennsylvania State University. Mr. Sholes will provide the Board with product management, strategy and financial services industry experience.

Board Structure and Role of the Board in Risk Oversight

The 1940 Act requires that at least 40% of the Trustees be independent trustees. Certain exemptive rules promulgated under the 1940 Act require that a majority of the trustees be independent trustees. Currently, three of the four Trustees are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair of the Board, regardless of whether the trustee happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chair of the Board is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chair has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key factor for assuring that they are in a position to do so is for the Trustees who are independent of management to constitute a majority of the Board.

The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Fund’s expenses, oversee compliance with regulatory requirements, and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.

The Board expects to perform its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Trustees and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

Committees of the Board

The Board has established an audit committee, a nominating and governance committee, and an independent trustees committee. The Fund does not have a compensation committee because its officers do not receive any direct compensation from the Fund.

Audit Committee. The members of the audit committee are Thomas A. Leonard, Joseph P. LaRocque, and Thomas P. Sholes, each of whom is independent for purposes of the 1940 Act. Mr. LaRocque serves as chair of the audit committee. The audit committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls.

Nominating and Governance Committee. The members of the nominating and governance committee are Thomas A. Leonard, Joseph P. LaRocque, and Thomas P. Sholes, each of whom is independent for purposes of the 1940 Act. Mr. Leonard serves as chair of the nominating and governance committee. The nominating and governance committee is responsible for selecting, researching and nominating trustees for election by the Fund’s Shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board Trustees, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees.

The nominating and governance committee may consider recommendations for nomination of individuals for election as trustees from Shareholders (which include the biographical information and the qualifications of the proposed nominee) to the Secretary of the Fund, as the nominating and governance committee deems appropriate.

Independent Trustees Committee. The members of the independent trustees committee are Thomas A. Leonard, Joseph P. LaRocque, and Thomas P. Sholes, each of whom is independent for purposes of the 1940 Act. Thomas P. Sholes serves as chair of the independent trustees committee. The independent trustees committee is responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to exemptive relief received from the SEC.

Trustee Beneficial Ownership of Shares

The following table sets forth the dollar range of Shares beneficially owned by each Trustee as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1), (2), (3)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(4)
Interested Trustee
Jayson R. Bronchetti	None	None
Independent Trustees
Thomas A. Leonard	None	None
Joseph P. LaRocque	None	None
Thomas P. Sholes	None	None

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, or Over $100,000.
(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(3)	As of the date of this Statement of Additional Information, the Fund had not commenced operations, and therefore the Trustees and Officers of the Fund did not own any shares of the Fund.
(4)

The Family of Investment Companies is defined as any two or more registered investment companies that (a) share the same investment advisor or principal underwriter; and (b) hold themselves out to investors as related companies for purposes of investment and investor services.

Compensation of Trustees

The Independent Trustees are paid an annual retainer of $75,000. The Lead Independent Trustee is paid an additional annual fee of $10,000 and the Chair of the Audit Committee is paid an additional annual fee of $5,000. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

The following table shows information regarding the estimated compensation to be earned by the Trustees, none of whom is an employee of the Fund, for services as a Trustee for the fiscal year ended March 31, 2026. The Trustee who is an “interested person,” as defined in the 1940 Act, of the Fund and the Fund’s officers does not receive compensation from the Fund.

Name of Trustee	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund Complex(1)
Interested Trustee
Jayson R. Bronchetti	None	None
Independent Trustees
Thomas A. Leonard	$85,000	$170,000
Joseph P. LaRocque	$80,000	$160,000
Thomas P. Sholes	$75,000	$150,000

(1)	The Fund Complex consists of the Fund, the Lincoln Bain Capital Total Credit Fund, 113 series of the Lincoln Variable Insurance Products Trust, and 2 series of the Lincoln Funds Trust.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to the Fund’s office at 150 N. Radnor-Chester Road, Radnor, PA 19087. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based upon the matters contained therein.

Codes of Ethics

The Fund, the Advisers and Lincoln Financial Distributors, Inc., the Fund’s principal underwriter and distributor of the Fund’s Shares, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Adviser and Sub-Adviser

Lincoln, an investment advisor registered with the SEC under the Advisers Act, serves as the Adviser. Partners Group, an investment advisor registered with the SEC under the Advisers Act, serves as Sub-Adviser.

The Sub-Adviser is primarily responsible for the Fund’s investment strategy and the day-to-day management of the Fund’s assets. For more information regarding the Adviser and Sub-Adviser, see “The Adviser,” “The Sub-Adviser,” and “Management of the Fund” in the Prospectus.

The Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) was approved by the Board and became effective on August 25, 2025. The Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) was approved by the Board and became effective on August 25, 2025. Following an initial two-year term, the Investment Management Agreement and Sub-Advisory Agreement

will each continue in effect for successive periods of twelve months, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Management Agreement and Sub-Advisory Agreement have termination provisions that allow the parties to terminate the agreement without penalty. The Investment Management Agreement and Sub-Advisory Agreement may be terminated at any time, without penalty, by the applicable Adviser or Sub-Adviser upon 60 days’ notice to the other party or parties thereto. If the Sub-Advisory Agreement is not continued by the Board or is terminated by the Board or the Adviser, the Investment Management Agreement shall be terminated at the time the Sub-Advisory Agreement is terminated.

Portfolio Management

Other Accounts Managed by Portfolio Managers

The Fund’s Portfolio Managers primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the Portfolio Manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Partners Group (USA) Inc.
Todd Bright
Registered Investment Companies	3	$16,700	3	$16,700
Other Pooled Investment Vehicles	16	$5,500	16	$5,500
Other Accounts	41	$5,500	41	$5,500
Robert Collins
Registered Investment Companies	3	$16,700	3	$16,700
Other Pooled Investment Vehicles	16	$5,500	16	$5,500
Other Accounts	41	$5,500	41	$5,500
Adam Howarth
Registered Investment Companies	3	$16,700	3	$16,700
Other Pooled Investment Vehicles	16	$5,500	16	$5,500
Other Accounts	41	$5,500	41	$5,500
Ron Lamontagne
Registered Investment Companies	3	$16,700	3	$16,700
Other Pooled Investment Vehicles	16	$5,500	16	$5,500
Other Accounts	41	$5,500	41	$5,500
Stephen Otter
Registered Investment Companies	3	$16,700	3	$16,700
Other Pooled Investment Vehicles	16	$5,500	16	$5,500
Other Accounts	41	$5,500	41	$5,500
Anthony Shontz
Registered Investment Companies	3	$16,700	3	$16,700
Other Pooled Investment Vehicles	16	$5,500	16	$5,500
Other Accounts	41	$5,500	41	$5,500
Tom Stein
Registered Investment Companies	3	$16,700	3	$16,700
Other Pooled Investment Vehicles	16	$5,500	16	$5,500
Other Accounts	41	$5,500	41	$5,500

	Number of Accounts	Assets of Accounts (in billions)		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Robin Shelley
Registered Investment Companies	3	$16,700		3	$16,700
Other Pooled Investment Vehicles	16	$5,500		16	$5,500
Other Accounts	41	$5,500		41	$5,500
Benjamin Lorenz*
Registered Investment Companies	3	$16,700	**	3	$16,700	**
Other Pooled Investment Vehicles	16	$5,500	**	16	$5,500	**
Other Accounts	0	$0		0	$0
Lorenzo Papi*
Registered Investment Companies	3	$16,700	**	3	$16,700	**
Other Pooled Investment Vehicles	16	$5,500	**	16	$5,500	**
Other Accounts	0	$0		0	$0
Sujit John
Registered Investment Companies	3	$16,700		3	$16,700
Other Pooled Investment Vehicles	16	$5,500		16	$5,500
Other Accounts	41	$5,500		41	$5,500

*	Member of the Liquid Private Markets Investment Committee.
**	Only the listed portions of the relevant registered investment company’s or pooled investment vehicle’s portfolios are managed by this member.

Compensation of Portfolio Managers

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers of the Sub-Adviser are also eligible to receive long-term incentive awards based on the performance of certain managed investment products for investment professionals. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests.

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by the Fund’s Portfolio Managers as of September 15, 2025.

Name	Aggregate Dollar Range of Equity Securities in the Fund(1), (2)
Todd Bright	None
Robert Collins	None
Adam Howarth	None
Ron Lamontagne	None
Stephen Otter	None
Anthony Shontz	None
Tom Stein	None
Robin Shelley	None
Benjamin Lorenz	None
Lorenzo Papi	None
Sujit John	None

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(2)	As of September 15, 2025, the Fund had not commenced operations, and therefore the Fund’s Portfolio Managers did not own any shares of the Fund.

PORTFOLIO TRANSACTIONS

The Sub-Adviser does not expect to execute transactions through any particular broker or dealer but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operations facilities of the firm, and the firm’s risk and skill in positioning blocks of securities.

While the Sub-Adviser generally seeks reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Sub-Adviser may select a broker based partly upon brokerage or research services provided to the Sub-Adviser and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated its proxy voting responsibility to the Sub-Adviser. The proxy voting policies and procedures of the Sub-Adviser are set forth below. The guidelines are reviewed periodically by the Sub-Adviser and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Sub-Adviser as a part of the Sub-Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Sub-Adviser, and directs the Sub-Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Sub-Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with their respective proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Sub-Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Sub-Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available (1) without charge, upon request, by calling 855-456-0067; (2) on the Fund’s website at https://www.lincolnfinancial.com/public/general/privatemarketfunds/funds; and (3) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Except as noted below, no persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund as of September 15, 2025.

The Adviser has provided the initial investment in the Fund. For so long as the Adviser has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Board has engaged Ernst & Young LLP, located at One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Fund’s independent registered public accounting firm.

LEGAL COUNSEL

The Board has engaged Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036 to serve as the Fund’s legal counsel.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement. A copy of the Registration Statement may be reviewed on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

FINANCIAL STATEMENTS

Appendix A to this SAI provides audited annual financial information regarding the Fund, which have been audited by Ernst & Young. Appendix B to this SAI provides more recent unaudited financial information regarding the Fund.

APPENDIX A

[     ]

Lincoln Royalties Income Fund, LP

Financial Statements and Report of Independent Auditors

March 31, 2025

Lincoln Royalties Income Fund, LP

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Lincoln Royalties Income Fund, LP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Lincoln Royalties Income Fund, LP (the “Fund”), including the schedule of investments, as of March 31, 2025, and the related statements of operations, changes in partner’s capital, and cash flows for the period from January 7, 2025 (date of commencement of operations) to March 31, 2025 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2025, the results of its operations, changes in its partner’s capital, and its cash flows for the period from January 7, 2025 (date of commencement of operations) to March 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2025, by correspondence with the custodian, underlying investment fund managers, and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Lincoln investment companies since 1981.

Philadelphia, Pennsylvania

July 9, 2025

Lincoln Royalties Income Fund, LP

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2025

Assets:
Investments, at fair value (cost $41,670,069)	$43,860,691
Receivable for distributions from investments	444,339
Interest receivable	248,717
Expense reimbursement receivable from the Adviser	125,000

Total assets	44,678,747

Liabilities:
Organization costs payable to Adviser and affiliates	125,000

Total liabilities	125,000

Partner’s capital	$44,553,747

The accompanying notes are an integral part of these financial statements.

Lincoln Royalties Income Fund, LP

STATEMENT OF OPERATIONS

For the period from January 7, 2025* to March 31, 2025

Investment income:
Interest	$306,201

Total investment income	306,201

Expenses:
Organizational costs	125,000

Less: Expenses reimbursed	(125,000)

Total operating expenses	—
Net investment income	306,201

Net unrealized gain:
Net change in unrealized appreciation (depreciation) on investments	2,190,622

Net unrealized gain	2,190,622

Net increase in partner’s capital resulting from operations	$2,496,823

*	Date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Lincoln Royalties Income Fund, LP

STATEMENT OF CHANGES IN PARTNER’S CAPITAL

For the period from January 7, 2025* to March 31, 2025

	General Partner	Limited Partner	Total
Increase (decrease) in partner’s capital from operations:
Net investment income	$—	$306,201	$306,201
Net change in unrealized appreciation (depreciation)	—	2,190,622	2,190,622

Net increase (decrease) in partner’s capital resulting from operations	—	2,496,823	2,496,823

Capital subscriptions	—	42,056,924	42,056,924

Total increase (decrease) in partner’s capital	—	44,553,747	44,553,747
Partner’s capital
Beginning of period	—	—	—

End of period	$—	$44,553,747	$44,553,747

*	Date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Lincoln Royalties Income Fund, LP

STATEMENT OF CASH FLOWS

For the period from January 7, 2025* to March 31, 2025

Cash flows from operating activities:
Net increase (decrease) in partner’s capital resulting from operations	$2,496,823
Adjustments to reconcile net increase (decrease) in partner’s capital resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation on investments	(2,190,622)
Purchases of investments**	(42,113,125)
Proceeds from distributions from investments	444,339
Purchases of money market fund	(1,283)
Changes in operating assets and liabilities:
Receivable for distributions on investments	(444,339)
Interest receivable	(248,717)
Expense reimbursement receivable from the Adviser	(125,000)
Organization costs payable to Adviser and affiliates	125,000

Net cash provided by (used in) operating activities	(42,056,924)
Cash flows from financing activities:
Capital subscriptions	42,056,924

Net cash provided by (used in) financing activities	42,056,924

Net increase (decrease) in cash and cash equivalents	—
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$—

*	Date of commencement of operations.

**	Portion of the purchases included a non-cash receipt of private equity investment units.

The accompanying notes are an integral part of these financial statements.

Lincoln Royalties Income Fund, LP

SCHEDULE OF INVESTMENTS

March 31, 2025

Investments	Industry	Principal	Interest Rate	Maturity Date	Acquisition Date	Cost	Fair Value	% of Partner’s Capitals
Private Fund Investments – 51.7%
North America – 51.7%
Melody Offshore Jersey B LP (1)(2)(3)(4)	Music from Film & TV				1/31/2025	$9,509,265	$9,501,411	21.3%
Royfin Natural GAS LLC (1)(2)(3)(4)	US Natural Gas				1/7/2025	5,000,000	5,788,070	13.0%
4010 Royalty Offshore FNT Fund, LP (1)(3)(4)	Biotech				1/28/2025	2,254,124	2,417,144	5.4%
4010 Royalty River CI, LP (1)(3)(4)	Biotech				1/28/2025	5,000,000	5,339,965	12.0%

Total North America						21,763,389	23,046,590	51.7%

Total Private Fund Investments – 51.7%						$21,763,389	$23,046,590	51.7%

Private Debt Investments – 31.2%
North America – 31.2%
CEPG Harmony LP Inc. (1)(2)	Music from Film & TV	$6,208,778	15.0%	2/19/2035	2/19/2025	6,208,778	6,208,778	13.9%
Lyric MMM Intermediate Co LP (1)(2)	Music from Film & TV	4,870,129	12.0%	11/8/2039	1/7/2025	4,870,129	4,870,129	10.9%
PG US SM Holdings LP (1)(2)(3)	Pop / Commercial	2,739,759	8.5%	6/19/2033	1/7/2025	2,152,667	2,833,821	6.4%
PG US SM Holdings LP (1)(2)(3)	Pop / Commercial	21,033	8.5%	9/15/2033	1/7/2025	16,526	21,755	0.0%

Total North America						13,248,100	13,934,483	31.2%

Total Private Debt Investments – 31.2%						$13,248,100	$13,934,483	31.2%

Participation Agreements – 11.1%
North America – 11.1%
PG US SM Access LLC (1)(2)(3)(5)	Pop / Commercial				1/7/2025	2,760,792	2,895,275	6.5%
Uplift Music LP (1)(2)(3)(5)(6)	Music from Film & TV				1/7/2025	2,053,807	2,053,743	4.6%

Total North America						4,814,599	4,949,018	11.1%

Total Participation Agreements – 11.1%						$4,814,599	$4,949,018	11.1%

Private Equity Investments – 4.4%
North America – 4.4%
CEPG Harmony LP Inc. (1)(2)(3)	Music from Film & TV				2/19/2025	1,842,697	1,842,697	4.2%
Lyric MMM Holding Co LP (1)(2)(3)	Music from Film & TV				1/7/2025	1	86,620	0.2%

Total North America						1,842,698	1,929,317	4.4%

Total Private Equity Investments – 4.4%						$1,842,698	$1,929,317	4.4%

The accompanying notes are an integral part of these financial statements.

Lincoln Royalties Income Fund, LP

SCHEDULE OF INVESTMENTS (continued)

	Number of Shares	Cost	Fair Value	% of Partner’s Capital
Money Market Fund – 0.0%
State Street Institutional U.S. Government Money Market Fund Premier Class – Premier Class (seven-day effective yield 4.29%)	1,283	$1,283	$1,283	0.0%

Total Money Market Fund – 0.0%		$1,283	$1,283	0.0%

Total Investments – 98.4%		$41,670,069	$43,860,691	98.4%

(1)

Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents initial acquisition date of the Fund’s investment in the position.

(2)	Investment valued using unobservable inputs (Level 3). See Note 4.
(3)	Non-income producing.
(4)	The Private Fund Investments contains capital commitments. The general partner of the Private Fund Investments may call or distribute capital on a period basis.
(5)	Investments made through participation agreements to which Partners Group is the counterparty.
(6)	Investment has been committed to but has not been fully funded by the Fund. Refer to Note 5 for additional details.

The accompanying notes are an integral part of these financial statements.

Lincoln Royalties Income Fund, LP

SCHEDULE OF INVESTMENTS (continued)

The following table summarizes the initial commitment and unfunded amounts of the Private Fund Investments as of March 31, 2025:

Private Fund Investment	Commitment	Unfunded
Melody Offshore Jersey B LP	$9,940,000	$—
Royfin Natural GAS LLC	5,000,000	—
4010 Royalty Offshore FNT Fund, LP	5,000,000	2,930,259	*
4010 Royalty River CI, LP	5,000,000	—

*	This represents a contingent liability, an amount the Private Fund Investment may call capital for in the future.

The accompanying notes are an integral part of these financial statements.

Lincoln Royalties Income Fund, LP

NOTES TO FINANCIAL STATEMENTS

March 31, 2025

1. Organization

Lincoln Royalties Income Fund, LP (the “Fund”) is a newly organized limited partnership formed on September 13, 2024 pursuant to the Delaware Revised Limited Partnership Act. The partnership was formed in order to form a Delaware statutory trust and non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Lincoln Financial Investments Corporation serves as the Fund’s investment adviser and General Partner (the “Adviser” or “General Partner”) and is responsible for overseeing the allocation of the Fund’s assets across strategies. Partners Group (USA) Inc. serves as the Fund’s sub-advisor (the “Sub-Adviser” or “Partners Group” and together with the Adviser, the “Advisers”) and is responsible for selecting portfolio securities for the Fund. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Agreement of Limited Partnership. The Fund converted from a limited partnership to a Delaware statutory trust named the Lincoln Partners Group Royalty Fund effective June 2, 2025.

The Fund’s investment objective is to seek high risk-adjusted returns across various market cycles.

2. Significant Accounting Policies

The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services — Investment Companies”.

Security Valuation — The Fund holds financial instruments for which no quoted prices are available, and which have little or no observable market inputs. The fair values of financial investments are determined by the Adviser using various valuation techniques. These include the use of other observable transactions, reference to other instruments that are substantially the same, and discounted cash flow analysis refined to reflect the issuer’s specific circumstances. Factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The Adviser’s Valuation Committee, who is solely responsible for the determination of the fair value of the Fund’s investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third-party firms as determined in good faith under established policies. The Valuation Committee was established by Lincoln Financial Investments Corporation (LFI), the designated valuation designee, to perform fair valuations pursuant to SEC Rule 2a-5.

Income and Withholding Taxes — No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, the Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund expects to be treated as a partnership for U.S. federal income tax purposes.

The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of March 31, 2025. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations.

Class Accounting — Upon conversion to a Trust, investment income, common expenses, and realized and unrealized gain (loss) on investments will be allocated to classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class will be charged directly to that class.

Lincoln Royalties Income Fund, LP

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Other — Upon conversion to a Trust, expenses common to all series of the Fund will be allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Fund will be charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Upon conversion to a Trust, the Fund will declare and distribute dividends from net investment income, if any, quarterly. Distributions from net realized gains, if any, will be declared and distributed at least annually. Dividends and distributions, if any, will be recorded on the ex-dividend date.

Segment Reporting — The Adviser’s Investment Committee acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment because the Fund has a single investment strategy, against which the CODM assesses performance. The CODM monitors the operating results of the Fund as a whole. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

Organizational Expenses — Organizational costs in the amount of $513,440 and offering costs in the amount of $10,431 incurred in connection with the conversion to a statutory trust will become expenses of the Fund in connection with the organization of the fund and conversion to a statutory trust upon commencement of operations. These amounts are paid by the Adviser and will be subject to recoupment according to the Fund’s expense limitation agreement.

Income Recognition — Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from investments occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income and interest, is based on information received from the investment managers of the Investments at the time of distribution. The change in unrealized appreciation (depreciation) on investments and foreign currency translation within the Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.

3. Management Fees and Other Transactions with Affiliates

The Adviser is a registered investment adviser and wholly owned subsidiary of The Lincoln National Life Insurance Company (the “Lincoln Life”), a wholly owned subsidiary of Lincoln National Corporation. The Adviser is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment Sub-Adviser, and providing certain administrative services. Upon conversion to a Trust, for its services, the Adviser will receive a management fee at an annual rate of 1.25% of the greater of the Fund’s net asset value (i.e., net of fund leverage) or (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. The management fee will be calculated monthly and paid monthly.

Pursuant to the Investment Advisory Agreement, and in further consideration of the advisory services provided by the Adviser to the Fund, the Adviser will be entitled to an incentive fee. The incentive fee will be accrued

Lincoln Royalties Income Fund, LP

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Management Fees and Other Transactions with Affiliates (Continued)

monthly and payable monthly in arrears at 1.05% of the Fund’s pre-incentive fee net investment income for the immediately preceding month or 12.5% per year (the “Incentive Fee”). For the calculation of Incentive Fee, “pre-incentive fee net investment income” means each Share class’s allocable share of interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar month, minus the Fund’s operating expenses (excluding any distribution and/or servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the month.

The Adviser may, in its sole discretion, reduce or waive its management or incentive fees for the Fund.

The Sub-Adviser is responsible for the day-to-day management of the Fund’s investment portfolio. Upon conversion to a Trust, for these services, the Adviser, not the Fund, will pay the Sub-Adviser a fee based upon the Fund’s management fee and incentive fee.

Lincoln Life, the sole limited partner, is a wholly owned subsidiary of Lincoln National Corporation.

Other Service Providers — The Fund has entered into an Accounting Service Agreement with State Street Bank (“SSB”), to provide administrative and fund accounting services. The Fund has also entered into a Custody Services Agreement with SSB, to serve as Custodian.

4. Investments

For the period January 7, 2025* through March 31, 2025, the Fund made purchases of investment securities other than short-term investments as follows:

Purchase	$42,113,125

The industry composition of investments based on fair value as of March 31, 2025 was as follows:

% of Partner’s Capital March 31, 2025
Music from Film & TV	55.1%
Biotech	17.4%
US Natural Gas	13.0%
Pop / Commercial	12.9%
Money Market Fund	0.0%

Total	98.4%

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions

*	Date of commencement of operations.

Lincoln Royalties Income Fund, LP

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments (Continued)

about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

•	Level 1 — inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

•

Level 3 — inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Practical expedient — The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, considering all relevant factors, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value by a premium or discount. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Lincoln Royalties Income Fund, LP

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments (Continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2025:

Investments: Assets:
	Level 1	Level 2	Level 3	Investments measured at NAV*	Total
Private Fund Investments	$—	$—	$15,289,481	$7,757,109	$23,046,590
Private Debt Investments	—	—	13,934,483	—	13,934,483
Participation Agreements	—	—	4,949,018	—	4,949,018
Private Equity Investments	—	—	1,929,317	—	1,929,317
Money Market Fund	1,283	—	—	—	1,283

	$1,283	$—	$36,102,299	$7,757,109	$43,860,691

*

All investments that are measured at fair value using the NAV (or its equivalent) as the practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this column are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The following table presents the change in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value for the period ended March 31, 2025:

	Balances as of January 7, 2025*	Reclassifications	Purchases	Return of Capital	Transfer In	Transfer Out	Accretion/ (amortization)	Net realized gain (loss)	Net change in unrealized appreciation (deprecation)	Balance as of March 31, 2025	Net change in unrealized (depreciation) from level 3 investments still held as of March 31, 2025
Private Fund Investments	$—	$—	$14,953,604	$(444,339)	$—	$—	$—	$—	$780,216	$15,289,481	$780,216
Private Debt Investments	—	—	13,248,100	—	—	—	—	—	686,383	13,934,483	686,383
Participation Agreements	—	—	4,814,599	—	—	—	—	—	134,419	4,949,018	134,419
Private Equity Investments	—	—	1,842,698	—	—	—	—	—	86,619	1,929,317	86,619

Total	$—	$—	$34,859,001	$(444,339)	$—	$—	$—	$—	$1,687,637	$36,102,299	$1,687,637

*	Date of commencement of operations.

Lincoln Royalties Income Fund, LP

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments (Continued)

The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended March 31, 2025. Significant fluctuations of the unobservable inputs applied to these investments could be expected to significantly increase or decrease the respective fair values.

Asset Type	Fair Value at March 31, 2025	Valuation Techniques	Unobservable Input		Range (Weighted Average) (a)
Private Fund Investments	$15,289,481	Recent Transaction	Cost		#
		Discounted Cash Flow	Discount Rate	(b)	10.00% (N/A)
		Discounted Cash Flow	Oil & Gas Reserve Risk Ratings		10 - 80% (N/A)
Private Debt Investments	13,934,483	Recent Transaction	Cost		#
		Discounted Cash Flow	Discount Rate	(b)	8.75% (N/A)
Participation Agreements	4,949,018	Recent Transaction	Cost		#
		Discounted Cash Flow	Discount Rate	(b)	8.75% (N/A)
Private Equity Investments	1,929,317	Recent Transaction	Cost		#
		Discounted Cash Flow	Discount Rate	(b)	9.00% (N/A)

Total	$36,102,299

#

The quantitative unobservable inputs within this category are based on recent transactions. There were no quantitative unobservable inputs significant to the valuation technique that were created by the Fund’s management.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments, where applicable.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

5. Commitments and Contingencies

The Fund’s investment portfolio may contain investments which are in the form of private equity, private debt or participation agreement commitments, which require us to provide funding when requested by portfolio companies.

Investment Name	Investment Type	Net Change in Unrealized Appreciation (Deprecation)	Unfunded Commitments	Fair Value
Uplift Music LP	Participation Agreements	$(64)	$946,193	$2,053,743

Lincoln Royalties Income Fund, LP

NOTES TO FINANCIAL STATEMENTS (Continued)

6. Financial Highlights

January 7, 2025 (1) to March 31, 2025
Total Return	7.01%

Ratios to average Limited Partnership capital
Ratio of expenses to average Limited Partnership capital (2)	—%
Ratio of expenses prior to expenses reimbursed to average Limited Partnership capital (2)	0.28%
Ratio of net investment income to average Limited Partnership capital (2)	2.99%
Ratio of net investment income prior to expenses reimbursed to average Limited Partnership capital (2)	2.71%
Portfolio turnover rate	—%

(1)	Date of commencement of operations; ratio has been annualized and total return has not been annualized.
(2)	Amounts are annualized except for organizational costs and expense support amounts relating to organizational costs.

7. Risk Factors

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Effective June 2, 2025, the Fund converted to a Delaware statutory trust.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

APPENDIX B

[     ]

Lincoln Partners Group Royalty Fund

(formerly, Lincoln Royalties Income Fund, LP)

Unaudited Quarterly Report

June 30, 2025

Lincoln Partners Group Royalty Fund

Index

Pages
Statement of Assets and Liabilities	F-22
Statement of Operations	F-23

Lincoln Partners Group Royalty Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2025

Assets:
Investments, at fair value (cost $43,181,420)	$47,806,145
Cash and cash equivalents	5,885
Expense reimbursement receivable from the Adviser	672,508
Dividends and interest receivable	187,196

Total assets	48,671,734

Liabilities:
Tax expense payable	680,312
Payable to adviser	535,015
Management fee payable	51,457
Payable for fund accounting fee	13,958
Professional fees payable	12,761
Payable for custodian fee	2,393
Offering costs payable	52
Other accrued expenses payable	2,870

Total liabilities	1,298,818

Net assets	$47,372,916

Components of Net Assets at June 30, 2025:
Shares of beneficial interest (unlimited authorization at $0.001 par value) — Class I	4,481
Paid-in capital in excess of par	44,809,167
Distributable earnings	2,559,268

$47,372,916

Class I Shares issued and outstanding (unlimited number of shares authorized)	4,481,365

Lincoln Partners Group Royalty Fund

STATEMENT OF OPERATIONS (Unaudited)

For the period from April 1, 2025 to June 30, 2025

Investment income:
Dividends	$658,800
Interest	477,499

Total investment income	1,136,299
Expenses:
Tax expenses	680,312
Professional fees	424,684
Insurance expense	81,429
Management fees	51,457
Trustees’ fees and expenses	32,709
Accounting and administration expenses	13,958
Offering costs expense	11,877
Custodian fees	2,393
Other expenses	210

1,299,029
Less: Expenses reimbursed	(547,508)

Total operating expenses	751,521
Net investment income	384,778

Net realized and unrealized gain:
Net realized gain from foreign currency transactions	30
Net change in unrealized appreciation (depreciation) on investments	2,434,103
Net change in unrealized appreciation (depreciation) on foreign currency translation	258

Net realized and unrealized gain	2,434,391

Net increase in net assets resulting from operations	$2,819,169

Part C - Other Information
Item 25. Financial Statements and Exhibits
(1)
Financial Statements
Part A: None
Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Partner’s Capital, Statement of Cash Flows, Schedule of Investments, Notes to Financial Statements.
(2)
Exhibits:
Defined Terms for Exhibits:
•
Lincoln Financial Investments Corporation (“LFI”)
•
Lincoln Financial Distributors, Inc. (“LFD”)
•
The Lincoln National Life Insurance Company (“Lincoln Life”)
Each of the following exhibits are incorporated by reference herein to the previously filed documents indicated, except as otherwise noted:

(a)
	(1)	Certificate of Formation dated September 13, 2024, previously filed with Form N-2 on March 19, 2025.
	(2)	Certificate of Trust dated May 29, 2025, filed herewith.
	(3)	Agreement and Declaration of Trust dated June 2, 2025, previously filed with Form N-2/A on July 28, 2025.
(b)	By-laws, previously filed with Form N-2/A on July 28, 2025.
(c)	N/A
(d)	Amended and Restated Multiple Class Plan, previously filed with Form N-2/A on July 28, 2025.
(e)	Dividend Reinvestment Plan, filed herewith.
(f)	N/A
(g)
	(1)	Amended and Restated Investment Management Agreement dated August 25, 2025, between Registrant and LFI, filed herewith.
	(2)	Amended and Restated Sub-Advisory Agreement dated August 25, 2025, between LFI and Partners Group (USA) Inc., filed herewith.
(h)
	(1)	Amended and Restated Distribution Services Agreement dated July 1, 2025, between Registrant and LFD, filed herewith.
	(2)	Form of Selling Agreement, filed herewith.
	(3)	Amended and Restated Distribution and Shareholder Services Plan, filed herewith.
	(4)	Principal Underwriting Agreement dated January 29, 2025, between Registrant and LFI, previously filed with Form N-2/A on July 28, 2025.
(i)	N/A
(j)	Custody Agreement dated February 28, 2025, between Registrant and State Street Bank and Trust Company, previously filed with Form N-2/A on July 28, 2025.
(k)
	(1)	Amended and Restated Administration Agreement dated August 1, 2025, between Registrant and Lincoln Life, previously filed with Form N-2/A on July 28, 2025.
	(2)	Transfer Agency and Service Agreement dated February 28, 2025, between Registrant and State Street Bank and Trust Company, previously filed with Form N-2/A on July 28, 2025.
	(3)	Amended and Restated Expense Limitation Agreement dated August 15, 2025, between Registrant and LFI, filed herewith.
(l)	Opinion and Consent of Dechert LLP, filed herewith.
(m)	N/A
(n)	Consent of Independent Registered Public Accounting Firm, filed herewith.
1

(o)	N/A
(p)	N/A
(q)	N/A
(r)
	(1)	Code of Ethics of Registrant and the Adviser, filed herewith
	(2)	Code of Ethics of the Distributor, filed herewith.
	(3)	Code of Ethics of Partners Group (USA) Inc. and Partners Group US Management CLO LLC, previously filed with Form N-2/A on July 28, 2025.
(s)	N/A
(t)	(1)	Power of Attorney dated January 14, 2025, previously filed with Form N-2 on March 19, 2025.
	(2)	Organizational Chart of Lincoln National Life Insurance Company, filed herewith.
(u)	Filing fee table, filed herewith.
Item 26.  Marketing Arrangements
See the Distribution Agreement and Selling Agreement, forms of which will be filed as Exhibit (h)(1) and (h)(2), respectively, to this Registration Statement.
Item 27.  Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:
Securities and Exchange Commission Registration Fees	$84,051.90
Blue Sky Fees	$350,000
Legal Fees and Expenses	$750,000
Printing Expenses	$125,000
Miscellaneous	$850,000
Total	$2,159,051.90
Item 28.  Persons Controlled by or Under Common Control with the Registrant
No other person is directly or indirectly controlled by or under common control with the Registrant, except that the Registrant may be deemed to be controlled by the Adviser or the Sub-Adviser, and Lincoln National Life Insurance Company currently owns 100% of the Fund’s outstanding shares. Lincoln National Life Insurance Company's organizational chart is included as Exhibit (t)(2). The Adviser was formed under the laws of the State of Tennessee. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801- 23411). The Sub-Adviser was formed under the laws of the State of Delaware. Additional information regarding the Sub-Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68463).
Item 29.  Number of Holders of Securities
Set forth below is the number of holders of securities of the Registrant as of August 14, 2025:
Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class A	1
Shares of Beneficial Interest, Class D	1
Shares of Beneficial Interest, Class I	1
Shares of Beneficial Interest, Class IS	1
Item 30.  Indemnification
As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) and pursuant to Article IX, Section 9.1 of the Registrant’s Amended and Restated Agreement and Declaration of Trust (Exhibit 25(a)(3) to the Registration Statement) and Article VI of the Registrant’s Amended and Restated By-Laws (Exhibit 25(b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant or its shareholders for any act or omission or for neglect or wrongdoing by them or any officer, agent, employee, investment adviser or independent contractor of the Registrant, except for willful
2

misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Registrant, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands. The Independent Trustees have entered into an Indemnification Agreement with the Registrant which obligates the Registrant to indemnify the Independent Trustees in certain situations and which provides the procedures and presumptions with respect to such indemnification obligations.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933” Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
The Registrant has purchased an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.
Section 9 of the Investment Management Agreement (Exhibit 25(g)(1) to the Registration Statement) limits the liability of Lincoln Financial Investments Corporation (“LFI”) to liabilities arising from willful misfeasance, bad faith, gross negligence or a reckless disregard of the performance of its duties as the Investment Manager to the Registrant. Certain other agreements to which the Registrant is a party also contain indemnification provisions.
The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with SEC Release No. 11330 so long as the interpretations of Sections 17(h) and 17(i) of the 1940 Act remain in effect and are consistently applied.
Item 31.  Business and Other Connections of Investment Adviser
A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and to the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended.
The Sub-Adviser serves as the investment sub-advisor to the Registrant and is engaged in the investment advisory business. The information required by this Item 31 with respect to each director, officer or partner of the Sub-Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended.
Item 32.  Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Adviser, LFI, 150 N. Radnor-Chester Road, Radnor, PA 19087 and 1301 South Harrison Street, Fort Wayne, Indiana 46802.
Item 33.  Management Services
Not applicable.
Item 34. Undertakings
(1)
Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
(2)
Not applicable.
(3)
Registrant undertakes:
3

(a)
to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1)
to include any prospectus required by Section 10(a)(3) of the Securities Act;
(2)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;
(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
(b)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(c)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d)
that, for the purpose of determining liability under the Securities Act to any purchaser:
(1)
not applicable;
(2)
if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(e)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(2)
free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(3)
the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(4)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(4)
Not Applicable.
(5)
Not Applicable.
(6)
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered,
4

the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(7)
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.
5

SIGNATURE PAGE
Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Fort Wayne, and State of Indiana, on this 22nd day of September, 2025.
LINCOLN PARTNERS GROUP ROYALTY FUND
By: /s/Benjamin A. Richer Benjamin A. Richer Senior Vice President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.
Signature		Title
By:	/s/Jayson R. Bronchetti Jayson R. Bronchetti	Chair of the Board of Trustees and President (Principal Executive Officer)
By:	/s/James Hoffmayer James Hoffmayer	Chief Accounting Officer and Treasurer (Principal Accounting Officer and Principal Financial Officer)
/s/Thomas A. Leonard* Thomas A. Leonard		Trustee
/s/Joseph P. LaRocque* Joseph P. LaRocque		Trustee
/s/Thomas P. Sholes* Thomas P. Sholes		Trustee
By:	/s/Benjamin A. Richer Benjamin A. Richer	Attorney-in-Fact
* Pursuant to a Power of Attorney dated January 14, 2025, previously filed with the Trust’s Registration Statement on Form N-2 on March 19, 2025.